EATON VANCE MUNICIPALS TRUST

FOR THE FUNDS:

     * EV Traditional Arizona Municipals Fund

     * EV Traditional Colorado Municipals Fund

     * EV Traditional Connecticut Municipals Fund

     * EV Traditional Michigan Municipals Fund

     * EV Traditional Minnesota Municipals Fund

     * EV Traditional New Jersey Municipals Fund

     * EV Traditional Pennsylvania Municipals Fund

     * EV Traditional Texas Municipals Fund


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                               [EATON VANCE LOGO]

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                         SEMI-ANNUAL SHAREHOLDER REPORT

                                JANUARY 31, 1997

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                               Table of Contents
ITEM                                                                      PAGE

Six-month results.....................................................     2

President's letter to shareholders....................................     3

Management Reports:

           EV Traditional Arizona Municipals Fund ....................     4

           EVTraditional Colorado Municipals Fund.....................     5

           EVTraditional Connecticut Municipals Fund  ................     6

           EVTraditional Michigan Municipals Fund.....................     7

           EVTraditional Minnesota Municipals Fund....................     8

           EVTraditional New Jersey Municipals Fund...................     9

           EVTraditional Pennsylvania Municipals Fund.................    10

           EVTraditional Texas Municipals Fund........................    11

           Financial Results.........................................     12

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RESULTS FOR THE SIX MONTHS ENDING JANUARY 31, 1997.

                           Total Return                                   Fund's             If your
                           (Six months    Dividends paid     NAV per    distribution         combined            The after-tax
                               ended          by Fund        share at     rate at         Federal & state     equivalent yield you
                              1/31/97)    (During period)    1/31/97      1/31/97          tax rate is...       would need is...
                           --------------------------------------------------------------------------------------------------------
EV Traditional ARIZONA          4.1%          $0.259          $ 9.74       5.29%               39.58%                 8.75%
Municipals Fund                                                                       ___

EV Traditional COLORADO         4.2%          $0.259          $ 9.50       5.42%       G       39.20%                 8.91%
Municipals Fund

EV Traditional CONNECTICUT      3.6%          $0.282          $10.28       5.45%       R        38.88%                 8.92%
Municipals Fund

EV Traditional MICHIGAN         3.3%          $0.250          $ 9.47       5.24%       A        40.02%                 8.74%
Municipals Fund

EV Traditional MINNESOTA        3.2%          $0.259          $ 9.44       5.46%       P        41.44%                 9.32%
Municipals Fund

EV Traditional NEW JERSEY       4.1%          $0.294          $10.16       5.76%       H        40.08%                 9.61%
Municipals Fund

EV Traditional PENNSYLVANIA     4.2%          $0.294          $10.24       5.71%       I       42.28%                 9.89%
Municipals Fund

EV Traditional TEXAS            3.9%          $0.254          $ 9.43       5.36%       C        36.00%                 8.38%
Municipals Fund                                                                       ___

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                                To Shareholders:

The municipal bond market in 1996 was characterized by heightened volatility as investors reacted to a seesaw interest rate environment and a politically-charged debate over the possibility of a flat tax. At the outset of the year, the economy seemed poised for a slowdown, and the Federal Reserve appeared ready to revive growth through interest rate reductions. In January, 1996, the Fed lowered the Federal Funds Rate - the rate banks charge each other for overnight loans and a key short-term interest rate barometer - to 5.25%. However, it soon became apparent that the economy was stronger than anticipated and that inflation, while still at a low level, would bear further watching. Long-term bond yields climbed steadily higher, reaching their peak in mid-June, 1996.

Investors were heartened by economic reports in the second half of the year that showed a scenario of slow growth and low inflation. In addition, the federal budget deficit, which had ballooned in the 1980s and had been so long the bane of fixed-income investors, fell to just 1.5% of gross domestic product. Against that favorable backdrop, bond yields finished the year at lower levels than at mid-year.

According to the Public Securities Association, state and local governments sold roughly $183 billion in securities in 1996, and will sell approximately the same volume in 1997. That is sharply lower than the supply levels for 1995 and earlier. With greatly reduced supply and increasing competition for bonds, municipal bonds should retain their value among tax-conscious investors.

We believe an investment in municipal bonds continues to represent good value for several reasons. First, the nation's economy should continue to grow at a fairly modest pace in 1997, which is favorable for bonds in general. Second, due to public demand, it is increasingly likely that Congress and the Clinton Administration will make progress toward a balanced budget. Third, with the equity markets having turned in two consecutive years of performances well above historical averages, investors may look for alternatives within the bond markets.

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TAX-EXEMPT BONDS YIELD 82%
OF TREASURY YIELDS

      5.55%                               8.67%
30-YR. AAA GENERAL                  TAXABLE EQUIVALENT
OBLIGATION (GO) BONDS*              YIELD OF INVESTMENT
                                    FOR COUPLE IN 36%
                                    TAX BRACKET

     6.79%
30-YEAR TREASURY BONDS

Principal and interest payments of Treasury securities are guaranteed by the U.S. government.
*GO yield is a compilation of a representative variety of general obligation bonds and is not necessarily represented by the Fund's yield. Statistics as of January 31, 1997.
Past performance is no guarantee of future results.
Source: Bloomberg, L.P.

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Finally, taxes remain a burden and, for most investors, municipal bonds are the last remaining vehicle for tax relief. For these reasons, we believe that the municipal market will continue to be a favored avenue for tax-conscious investors. Eaton Vance's municipal bond department will continue to seek high, tax-free current income for shareholders.

Sincerely


/s/ Thomas J. Fetter
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Thomas J. Fetter
President
March 6, 1997

[PHOTO]


Fund shares are not guaranteed by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal investment.

EV TRADITIONAL ARIZONA MUNICIPALS FUND

THE STATE OF THE STATE: Arizona
The Arizona economy remained sound in 1996, reflecting improved consumer confidence, robust job creation, and rising wages. Job growth of nearly 4% through the year ranked Arizona fourth among all states in that category. Arizona also continued to lead the nation in personal income growth, registering a strong 9% increase. The services and trade sectors accounted for the largest number of new jobs, although the manufac-turing sector also received a boost from the location of several semiconductor fabrication plants within the state.

In the construction sector, Arizona's residential building permits reached a 55,000 annual rate in 1996. However, with absorption rates lagging the burgeoning supply, the state has a sizeable inventory of unsold new homes, which suggests a likely slowing in the construction sector. Population growth has moderated to a 3% annual rate, as the migration of residents to Arizona from other states fell from 100,000 in 1994 to an estimated 82,000 for 1996, according to a University of Arizona study. On the fiscal front, social spending has risen with the increased impact of urban centers. Therefore, recent national welfare reforms will surely represent a challenge for Arizona in coming years. However, the state's conservative financial practices, increased tax revenues, and comfortable general fund balances leave Arizona in sound financial condition to meet those challenges.

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PORTFOLIO OVERVIEW

[GRAPHIC]

Based on market value as of January 31, 1997
Number of issues.............................     69

Average quality..............................     Aa-

Investment grade.............................     93.0%

Effective maturity...........................     13.53 yrs.

Largest sectors:
    Insured hospitals........................     16.4%*
    Utilities................................     14.4
    Water & sewer............................      8.9
    Housing..................................      8.9
    General obligations......................      8.6

* Private insurance does not remove the risk of loss of principal associated with this investment due to changes in market conditions.
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"The municipal bond market has been increasingly dominated by insured bonds, and, as a result, quality spreads have become very narrow. Issuance of Arizona bonds remained characteristically light during the period, which contributed to a further narrowing of spreads. Therefore, I've continued to pursue a relative value approach, seeking value in sectors that are relatively cheap. Structure also remained an important focus. Accordingly, we continued our efforts to improve call protection, thereby adding upside potential without sacrificing much in yield. "To add further value to the Fund in this 'generic' market, we have searched for higher-yielding opportunities, including non-rated bonds. Non-rated bonds tend to be research-driven investments, and we were able to find especially good value in housing bonds in the Arizona market. They afforded us the opportunity to add very attractive yield opportunities to the Fund. "

                Cynthia J. Clemson - Portfolio Manager [PHOTO]
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YOUR INVESTMENT AT WORK:

Maricopa County, AZ   [GRAPHIC]

Industrial Development Authority

Greenery Apartments Project

The Maricopa County Development Authority issued these bonds in 1996 to provide financing for the purchase of a 240-unit multi-family, housing complex in Tempe, Arizona. Proceeds will also be used to implement repairs and renovations to the facility. The complex is located in the metropolitan Phoenix area, which has experienced an economic recovery and good employment growth. Real estate trends in the Phoenix area market have improved, with vacancy rates falling significantly, rents rising, and absorption rates outpacing new construction. The Greenery Apartment bonds are non-rated, mature in 2027, and carry an attractive coupon rate of 8.625%. They represent the Portfolio's ongoing efforts to add value through higher-yielding issues. In the characteristically thin Arizona market, selective housing bonds such as Greenery Apartments offered unusually good value in the past year.

EV TRADITIONAL COLORADO MUNICIPALS FUND

THE STATE OF THE STATE: Colorado
The Colorado economy maintained solid growth in 1996, although at a somewhat slower pace than that of the past three years. New jobs totalled around 45,000 in 1996, according to the State Office of Planning and Budgeting, a sharp drop from the 83,000 created the previous year. Nonetheless, the 2.5% employment growth rate is probably sustainable for the remainder of the decade. The main sources of new employment were tourism, business services, sports, and gaming. While the state has suffered a reduction in private-sector defense industry jobs, that deficit is being made up in part by gains in the finance and technology sector. Colorado continues to attract a strong inflow of new residents as well as businesses, which are relocating there because of the state's excellent quality of life and first-rate work force. Denver, for example, ranks first among large metropolitan areas in the number of college graduates, while Fortune magazine ranked the city the second best location in the nation to live and work.

On the fiscal front, Colorado saw revenues grow 6.8% in fiscal year 1996, slightly lower than the previous year. Like other states, Colorado is gradually adjusting to the devolution of federal funds, as well as to its own Taxpayer Bill of Rights, which imposes strict limits on revenue growth. While this presents a challenge, Colorado continues to demonstrate a sound fiscal picture and a healthy general fund balance.

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PORTFOLIO OVERVIEW

[GRAPHIC]
Based on market value as of January 31, 1997
Number of issues............................   41

Average quality.............................   A+

Investment grade............................   93.4%

Effective maturity..........................   13.18 yrs.

Largest sectors:
    Hospitals...............................   18.2%
    Housing.................................   18.1
    Transportation..........................   15.1
    Insured general obligations.............   11.5*
    Industrial development..................   6.8

* Private insurance does not remove the risk of loss of principal associated with this investment due to changes in market conditions.
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"We continued to follow a strategy that emphasized relative value, trading into sectors that were deemed relatively cheap. We also continued to focus on structure, working to improve the Fund's call protection and further diversifying the Portfolio. "Insured bonds have come to dominate the overall municipal market in the past year, resulting in a significant narrowing of quality spreads. That narrowing has been especially true in a state like Colorado, where new municipal issuance is typically very thin. To counter that trend, we have sought out special situations to add value - and yield - to the Fund. In Colorado, we managed to find some interesting opportunities among industrial development bonds and hospital issues. Some of these issues are non-rated or lower-rated investment grade. Naturally, these issues put a premium on in-depth analysis. However, we have redoubled our research efforts in this segment of the market and, as a result, have been successful in adding what we view as significant value to the Fund."

                Cynthia J. Clemson - Portfolio Manager [PHOTO]
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YOUR INVESTMENT AT WORK

Colorado Health

Facilities Authority         [GRAPHIC]

Vail Valley Medical Center

The Vail Valley Medical Center is a non-profit corporation that runs a 49-bed acute care community hospital in Vail, Colorado. The Center also manages outpatient clinics and treatment facilities in Breckenridge, Beaver Creek, and Eagle, Colorado. These bonds were issued in 1995 to finance the construction of the Eagle Valley Health Center, expand a parking structure at the Medical Center's current Vail facility, and advance-refund a previous issue of the Center. The new facility will contain office space for physicians, a radiology suite, physical therapy facilities, and administrative offices. The bonds are rated BBB by Standard & Poor's, a major bond rating agency, and have an attractive coupon of 6.6%. They are an example of the Portfolio's efforts to find higher-yielding opportunities within the hospital bond segment of the Colorado market.

EV TRADITIONAL CONNECTICUT MUNICIPALS FUND

THE STATE OF THE STATE: Connecticut
Although Connecticut's economy continued to underperform the nation's, that disparity narrowed in 1996. The state has witnessed employment growth in the past year, with a marked improvement from earlier in the decade. The casino industry has been particularly strong, with Foxwood's Casino in Ledyard reportedly the highest grossing casino in the country. With the addition of another casino in nearby Montville, the gaming industry has produced significant job creation. Elsewhere, Pratt & Whitney, a leading manufacturer of jet engines, increased its payroll in the past year. Having laid off thousands of workers in the recession of the early 1990's, the company has benefited from increased demand for aircraft from a resurgent airline industry.

On the fiscal front, the imposition of a state income tax in 1992 stabilized the Connecticut tax structure by reducing the state's economic vulnerability and substantially increasing revenues. Nonetheless, even with the revised tax system, the state's accumulated deficit remains daunting. The state anticipates that revenues will increase in the current fiscal year, boosted by higher income tax and capital gains tax receipts. The increased revenues should more than offset higher Medicaid spending requirements. Despite its fiscal challenges, Connecticut continues to enjoy Aa bond ratings, an acknowlegement of the state's extraordinary wealth and resources.

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PORTFOLIO OVERVIEW

[GRAPHIC]

Based on market value as of January 31, 1997
Number of issues............................    81

Average quality.............................    A+

Investment grade............................    96.9%

Effective maturity..........................    11.86 yrs.

Largest sectors:
    Nursing homes...........................    13.3%
    Housing.................................    12.7
    Insured hospitals.......................    10.4*
    Solid waste.............................    8.9
    Education...............................    8.1

* Private insurance does not remove the risk of loss of principal associated with this investment due to changes in market conditions.
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"The Portfolio maintained a relatively neutral outlook for much of the period. I continued my ongoing efforts to improve the Portfolio's call protection, swapping bonds with 2003 calls for others with 2006 calls. "The Portfolio's exposure to University of Hartford bonds was reduced on the recommendation of our research staff. The issuer has subsequently been downgraded by ratings agencies and has since underperformed the overall market by 50 basis points. In its place, the Portfolio added an attractive Connecticut HEFA issue for Wiliam
W. Backus Hospital (profiled to the right), thereby adding a stronger credit and improving the upside potential of the Fund."

                Nicole Anderes - Portfolio Manager  [PHOTO]
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YOUR INVESTMENT AT WORK

Connecticut Health and

Education Facilities Authority      [GRAPHIC]

William W. Backus Hospital

The Connecticut Health and Education Facilities Authority issued these bonds in 1992 for the 213-bed William W. Backus Hospital, located in Norwich. The proceeds were used to finance the replacement of the Hospital's intensive care unit, to build a new OB/GYN unit, to expand and renovate the emergency room, and to build new conference and reception areas. A new management team, installed in 1993, has significantly increased the Hospital's admissions, while improving revenues and operating margins. The Hospital has 150 physicians, offering a wide range of specialties, and is considering expanding services to include occupational health and radiation therapies. Rated A- by Standard & Poor's, the bond is an example of the Portfolio's efforts to add value through improving, lower-rated investment grade issues.

EV TRADITIONAL MICHIGAN MUNICIPALS FUND

THE STATE OF THE STATE: Michigan
Boosted by a solid performance of the national economy, the Michigan economy continued to enjoy strong job growth in 1996. The state's robust economic recovery has pushed employment levels to an all-time high, attracting a flood of workers to the labor force. The state labor force expanded by 3% from a year earlier, outpacing the growth in the national labor force, which rose only 1.6%. The fastest-growing areas for state job creation included services, trade, retailing, and construc-tion. In the important auto sector, total vehicles product-ion declined from the rapid pace of 1995, although demand for light trucks continued to surge. Growth in personal income also showed strong momentum.

The state remains in a very positive financial position, although any slowdown in the national economy would have negative repercussions for the Michigan economy, especially given its rapid expansion of recent years. The state's financial reserves are near their highest in history, with the "Rainy Day Fund" maintaining a healthy balance equal to around 4% of General and School Aid revenues. Michigan continues to manage its debt well, with most ratios remaining below median levels. That prudent fiscal management affords the state an extra measure of flexibility and continues to earn the state's general obligations a rating of Aa from Moody's, a major rating agency.

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PORTFOLIO OVERVIEW

[GRAPHIC]
Based on market value as of January 31, 1997
Number of issues............................    81

Average quality.............................    AA-

Investment grade............................    95.8%

Effective maturity..........................    14.96 yrs.

Largest sectors:
    Insured general obligations.............    17.2%*
    Hospitals...............................    14.2
    Industrial develop./pollution control...    10.6
    Insured hospitals.......................    8.5*
    Insured water & sewer...................    7.8*

* Private insurance does not remove the risk of loss of principal associated with this investment due to changes in market conditions.
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"The bond market saw increasing volatility in 1996, as reports of lower inflation alternated with signs of stronger economic growth. The climate for bonds remained generally constructive, however, as issuance of municipal bonds remained well below previous years. Therefore, I continued to favor bonds that would do well in a declining rate environment. To improve the Fund's upside potential, I directed my efforts at maintaining an average dollar price below par, improving the Fund's call protection, and adding lower-coupon bonds. "With quality spreads very narrow, I sought to increase the Fund's exposure to undervalued sectors. Housing bonds offered especially good value in the Michigan market and added incrementally to the Fund's yield. Finally, Detroit issues continued to play an important role in the Portfolio. The city is making strides economically and is making a significant investment in infrastructure to support increased economic activity."

        Timothy T. Browse - Portfolio Manager  [PHOTO]

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YOUR INVESTMENT AT WORK

Michigan Strategic Fund

Pollution Control Bonds    [GRAPHIC]

General Motors Corp. Project


Headquartered in Detroit, General Motors is the world's largest producer of cars and trucks, with additional business interests in finance, defense, aerospace, and electronics. The company is one of the largest employers in the state of Michigan. The proceeds of these bonds, issued in 1995, were used to build air and water pollution control facilities as well as solid waste disposal facilities at various General Motors plants in Michigan. The sites include automobile manufacturing plants, automotive parts production facilities, and vehicle assembly plants. The bonds are rated A3/A- by Moody's and Standard & Poor's, respectively, and offer good call protection. As lower-rated, investment grade issues, the bonds have an attractive coupon of 6.2%. They afford the Portfolio the opportunity to add yield through a bond backed by loan payments of one of the nation's premier industrial companies.
                                                                               7

EV TRADITIONAL MINNESOTA MUNICIPALS FUND

THE STATE OF THE STATE: Minnesota
Minnesota's diverse economy continued to gather momentum in 1996. For the past decade, the state has outperformed its regional neighbors. During that period, Minnesota has registered 10% job growth compared to 6% for the nation as a whole. Interestingly, while the nation has continued to lose manufacturing jobs, Minnesota has achieved impressive growth in this sector, boosted by its concentration of instrument and technology-based manufacturers. The state continues to enjoy below-average unemployment while per capita income remains slightly above that of the nation. Because the state ranks only 45th in the nation in terms of federal spending, Minnesota is less vulnerable to the cutback in defense and government spending that have so negatively impacted other states.

Minnesota has implemented a range of prudent measures to ensure a sound budgetary process. Those measures have included the use of multi-year budget forecasts and statutory limits regarding the growth in program spending. The state has instituted two statutory reserve funds which together represent over 6% of General Fund revenues. These reserves have helped Minnesota reduce its borrowing needs while increasing its financial flexibility in meeting future challenges. Minnesota general obligations have been given a Aaa rating from Moody's, a major bond rating agency.

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PORTFOLIO OVERVIEW

[GRAPHIC]
Based on market value as of January 31, 1997
Number of issues............................   67

Average quality.............................   AA

Investment grade............................   98.4%

Effective maturity..........................   11.2 yrs.

Largest sectors:
    Housing.................................   23.1%
    Hospitals...............................   14.8
    Insured hospitals.......................   13.6*
    Insured utilities.......................   10.7*
    Industrial develop./pollution control...    7.4

* Private insurance does not remove the risk of loss of principal associated with this investment due to changes in market conditions.
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"Issuance remained characteristically light in Minnesota during this period. Housing issues and hospital bonds continued to constitute a significant percentage of the Minnesota municipal market, and were again among the largest sector weightings in the Portfolio. Meanwhile, the municipal market was fairly volatile, which afforded us the opportunity to trade out of bonds with less desirable structures and thereby add value to the Fund. Naturally, we have also continued our efforts to improve the Fund's call protection, an important factor in determining the Fund's potential for capital appreciation. "The bond market has been characterized by a narrowing of quality spreads. Insured hospital bonds and utility issues provided the Fund with ample quality and liquidity. To add yield to the Fund, we took advantage of some very attractive situations in non-rated bonds and lower-rated investment grade bonds, especially in the assisted living and industrial development bond sectors. "

        Robert B. MacIntosh - Portfolio Manager   [PHOTO]
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YOUR INVESTMENT AT WORK

Southern Minnesota

Municipal Power Agency     [GRAPHIC]

Power Supply System

The Southern Minnesota Municipal Power Agency is a municipal corporation that was founded in 1977 to acquire and build power generation and transmission facilities, as well as to sell and transmit electric energy within the state of Minnesota. The agency consists of 18 Minnesota municipalities, each of which owns and operates an electric utility system. The System provides its community membership with a reliable, efficient and cost-effective supply of energy for their customers. The proceeds of these bonds were directed at the System's construction program for improvements and replace-ments at its 41%-owned Sherburne County Generating Plant. With the sharp decline in plant construction in recent years, these bonds have delivered stellar perform-ance for the Fund. Rated Aaa/AAA by Moody's and S&P, they represent an excellent credit by virtue of their insured status.

EV TRADITIONAL NEW JERSEY MUNICIPALS FUND

THE STATE OF THE STATE: New Jersey
Employment continued to expand in New Jersey in 1996, with the labor force reaching record levels. However, despite the job creation, the state's recovery continued to lag the nation's in virtually every category and has been further hampered by recent rounds of job cuts tied to corporate restructurings in the communica-tions, utilities, and pharmaceuticals industries. Unemployment hovered around the 6.2% level at year-end, well above that of the nation as a whole. Despite its slow recovery, New Jersey's economy remains among the most diverse in the nation. The state serves as the national headquarters for several of the largest commercial and industrial companies in the U.S. The state ranks second in the nation in per capita income.

This year marks the final stage in the state's $1.25 billion, three-year personal income tax cut. That tax cut, as well as the phase-in of a homeowner property tax deduction, will result in reduced state revenues. As a result, the state will again rely on one-time measures to to help balance the state budget and maintain reserves. Another challenge facing New Jersey is the impact of federal welfare reforms on state finances. While federal "block grants" will initially exceed current-law funding, caseload trends suggest that the state's needs may widen in future years. Like other states, New Jersey will need to determine ways to manage that deficit.

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PORTFOLIO OVERVIEW

[GRAPHIC]

Based on market value as of January 31, 1997
Number of issues............................   116

Average quality.............................   A-

Investment grade............................   81.8%

Effective maturity..........................   12.1 yrs.

Largest sectors:
    Transportation..........................   12.7%
    Industrial develop./pollution control...   9.7
    Hospitals...............................   9.6
    Special tax.............................   9.0
    General obligations.....................   7.4
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"In the second half of 1996, I concentrated my efforts on swapping out of older bonds and into newer issues. That shift was important for two major reasons. First, the older bonds had reached a point where their call protection was coming close to the 7-year mark. Typically, when call protection is reduced to that level, it can significantly constrain a bond's trading characteristics. Second, the older bonds tended to have higher coupons, which also makes the bonds less responsive on the upside. Replacing these bonds with lower coupons helped to increase the Fund's appreciation potential. "We continued to monitor the solid waste sector closely during the period. Adverse court rulings have called into question the financial viability of many county landfills and resource recovery plants. As a result, we have become very selective, retaining only our Union County position, which remains a financially feasible project, and our Mercer County bonds, which are likely to be redeemed within the next several months."

        Robert B. MacIntosh - Portfolio Manager  [PHOTO]
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YOUR INVESTMENT AT WORK

New Jersey Economic

Development Authority       [GRAPHIC]

Keswick Pines Project

The proceeds of these bonds were used to finance the construction of Keswick Pines, a continuing care retirement community in Whiting, New Jersey. The project includes 230 independent living units, a health care center consisting of 60 private personal care units, and 60 skilled nursing beds. Keswick is operated in the belief that the day-to-day needs of older persons vary widely, and therefore offers services that provide a range of living options, starting with independent-living and progressing to greater assistance with daily activities and increased provisions for health care. Services include attention to the physical, social, spiritual, and emotional needs of residents. This non-rated bond is an example of how the Portfolio's investments are directed to worth-while public purposes. In a rapidly changing health care environment, life-care centers like Keswick provide an attractive lifestyle alternative for today's older citizens.

EV TRADITIONAL PENNSYLVANIA MUNICIPALS FUND

THE STATE OF THE STATE: Pennsylvania
The Pennsylvania economy made progress in 1996 as the commonwealth's labor force grew significantly. The unemployment rate averaged 5.3% for 1996, an improvement from 5.9% in the previous year, and pushed below the national rate for the first time in five years. Services, retailing, and the financial sector each experienced strong job growth, while mining, manufac-turing, and health care continued to suffer losses. Mining has been in a long-term decline, although the job losses in 1996 were relatively small compared to previous years. The manufacturing decline was also less severe than in 1995, with durable goods remaining weak due to a national softening in electrical machinery demand. Non-durables, such as paper and apparel, showed some signs of a comeback. Meanwhile, the commonwealth's large health care industry continued its consolidation in response to an increasingly competitive climate.

Pennsylvania's debt levels relative to personal income remain above the national average, although the commonwealth has reversed some tax increases and become less reliant on short-term borrowing to address operating shortfalls. By curtailing spending on social services and utilizing better financial management, Pennsylvania has made its capital needs significantly more manageable and put itself in better position to handle future economic and fiscal challenges.

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PORTFOLIO OVERVIEW

[GRAPHIC]
Based on market value as of January 31, 1997
Number of issues...............................   126

Average quality................................   A

Investment grade...............................   87.5%

Effective maturity.............................   11.42 yrs.

Largest sectors:
    Hospitals..................................   18.4%
    Industrial develop./pollution control......   10.3
    Insured general obligations................    9.1*
    Housing....................................    6.9
    Cogeneration...............................    6.4

* Private insurance does not remove the risk of loss of principal associated with this investment due to changes in market conditions.
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"My strategy during the period has generally focused on improving the Fund's upside potential. That has taken several forms: improving call protection, maintaining a low average dollar price, and adding lower-coupon bonds to the Portfolio. "From a sector standpoint, the hospital market - especially in Philadelphia has felt a severe impact from the continuing shakeout in the health care industry. Overbedded and increasingly competitive, the hospital market has provided a major challenge for investors. We have devoted extensive research efforts to that segment of the market and have uncovered value in selected institutions that are likely to fare well due to mergers and strategic alliances with HMOs. Finally, Philadelphia bonds remain a major source of supply in the Pennsylvania market. However, from a credit standpoint, the city has yet to match the performance of some of its neighbors in the northeast. We, therefore, remain underweighted in the Philadelphia area."

        Timothy T. Browse - Portfolio Manager   [PHOTO]
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YOUR INVESTMENT AT WORK

Philadelphia, PA

Industrial Development Auth.        [GRAPHIC]

Refrigerated Enterprises Project

Holt Hauling is one of the leading port operators in Philadelphia, loading and unloading containers and cargo from ships and onto railroad cars and trucks. Sales last year reached $130 million. In recent years, the company has found a growth niche in the refrigeration business, storing food cargoes arriving from Europe and South America, including fruit, meats, and vegetables. The company has been able to exploit this growing market through its Refrigerated Enterprises subsidiary. This bond was issued by the Philadelphia Industrial Development Authority, with the proceeds used to finance the construction of a refrigerated warehouse in Philadelphia. The bonds are non-rated and have a very attractive coupon of 9.05%. This bond is a good example of management's efforts to seek value and further diversification in non-rated bonds while increasing income for the Portfolio.

EV TRADITIONAL TEXAS MUNICIPALS FUND

THE STATE OF THE STATE: Texas
The Texas economy continued to expand in the past year, boosted by a resurgence in the construction, services and selected manufacturing industries. According to the Texas Office of the Comptroller, around 250,000 new jobs were created in 1996, marking the seventh consecutive year in which Texas' job growth rate exceeded that of the nation. As the year drew to a close, Texas had added 1.3 million new jobs in the 1990s, nearly a 20% increase since the start of the decade. The Texas unemployment rate of 5.4% at year-end was its lowest in 15 years. Health care was the fastest-growing industry in the service sector as concerns about new health care regulation and the impact of managed care subsided. Meanwhile, the construction sector was boosted by a strong inflow of new arrivals and by continued low mortgage rates. Technology and computer-related manufacturing managed to outperform overall employment growth. Financially, Texas has fully recovered from the energy-related budget deficits of the 1980s and, in recent years, has posted year-end cash surpluses. The state continues to face challenges with respect to its future handling of medical assistance, welfare, and education funding. However, with a steadily growing, increasingly diversified economy, well-managed finances, and relatively low debt ratios, Texas continues to merit its Aa credit rating from Moody's.

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PORTFOLIO OVERVIEW

[GRAPHIC]
Based on market value as of January 31, 1997
Number of issues...............................     45

Average quality................................     A+

Investment grade...............................   93.2%

Effective maturity.............................   11.76 yrs.

Largest sectors:
    Insured electric utilities.................   18.2*
    Industrial develop./pollution control......   15.6%
    General obligations........................   13.0
    Housing....................................   12.7
    Transportation.............................   8.4

* Private insurance does not remove the risk of loss of principal associated with this investment due to changes in market conditions.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

"Trading activity in the Texas Portfolio was fairly limited during the six-month period. I maintained a generally neutral market outlook for much of the period. The Portfolio continued to feature a mix that included defensive, high-coupon bonds as well as performance-oriented discount and zero-coupon bonds. "The Portfolio's main theme continued to be a relative-value approach. One segment of the Texas market that provided unusual value during the period was the housing sector. Several attractive issues allowed us to add incrementally to the Fund's yield. The Texas Department of Housing and Community Affairs bonds (profiled in the column to the right) were a good example of the higher-yielding housing issues the Portfolio was able to purchase. The bonds yielded 6.4%, providing a handsome 90 basis point spread over Aaa bonds."

        Nicole Anderes - Portfolio Manager   [PHOTO]
--------------------------------------------------------------------------------

YOUR INVESTMENT AT WORK

Texas State Dept of Housing

and Community Affairs         [GRAPHIC]

NHP Foundation

These multi-family housing bonds were issued in 1996 by the Texas Department of Housing and Community Affairs. The proceeds of the bond issue were directed as loans to the NHP Foundation, a non-profit housing corporation. The loans will allow the Foundation to refinance existing mortgages on nine housing projects located in Dallas, Arlington, Fort Worth and Houston. The properties were acquired by the Foundation under the Resolution Trust disposition process and have performed well under the Foundation's ownership and the direction of NHP Inc., a large, regional property management firm. With a strong local economy and experienced management, the outlook for the properties is favorable, according to Standard & Poor's, a bond rating agency. Rated A by S&P, the bonds are representative of the Portfolio's successful efforts to discover value in the Texas housing sector.

                        EV Traditional Municipals Funds
                              Financial Statements
                      STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
                          January 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

                                                         TRADITIONAL    TRADITIONAL    TRADITIONAL    TRADITIONAL
                                                           ARIZONA       COLORADO      CONNECTICUT     MICHIGAN
                                                            FUND           FUND           FUND           FUND
                                                         -----------    -----------    -----------    -----------
ASSETS:
  Investments -- Identified cost                         $1,839,724     $2,678,913     $2,189,088     $1,238,492
     Unrealized appreciation                                 76,281         88,700         72,476         85,305
                                                         ----------     ----------     ----------     ----------
  Total investment in Portfolio, at value (Note 1A)      $1,916,005     $2,767,613     $2,261,564     $1,323,797
  Receivable for Fund shares sold                                --          2,778         30,703             --
  Receivable from the Administrator (Note 4)                  8,616          6,861          8,477         10,596
  Deferred organization expenses (Note 1D)                    3,851          3,240          4,597          4,051
                                                         ----------     ----------     ----------     ----------
          Total assets                                   $1,928,472     $2,780,492     $2,305,341     $1,338,444
                                                         ----------     ----------     ----------     ----------
LIABILITIES:
  Dividends payable                                      $    4,173     $    5,656     $    6,894     $    5,934
  Payable for Fund shares redeemed                               --        508,103             --             --
  Accrued expenses                                            1,021          2,295          1,679          1,133
                                                         ----------     ----------     ----------     ----------
          Total liabilities                              $    5,194     $  516,054     $    8,573     $    7,067
                                                         ----------     ----------     ----------     ----------
NET ASSETS                                               $1,923,278     $2,264,438     $2,296,768     $1,331,377
                                                         ==========     ==========     ==========     ==========
SOURCES OF NET ASSETS:
  Paid-in capital                                        $1,986,807     $2,333,792     $2,242,218     $1,555,206
  Accumulated net realized loss from Portfolio
     (computed on the basis of identified cost)            (141,481)      (162,355)       (10,918)      (320,968)
  Accumulated undistributed (distributions in excess
     of) net investment income                                1,671          4,301         (7,008)        11,834
  Unrealized appreciation from Portfolio (computed on
     the basis of identified cost)                           76,281         88,700         72,476         85,305
                                                         ----------     ----------     ----------     ----------
          Total                                          $1,923,278     $2,264,438     $2,296,768     $1,331,377
                                                         ==========     ==========     ==========     ==========
SHARES OF BENEFICIAL INTEREST OUTSTANDING                   197,443        238,260        223,317        140,590
                                                         ==========     ==========     ==========     ==========
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
  (net assets / shares of beneficial interest
  outstanding)                                               $ 9.74          $9.50         $10.28          $9.47
                                                             ======          =====         ======          =====
COMPUTATION OF OFFERING PRICE PER SHARE
  (100/96.25 of net asset value per share)                   $10.12          $9.87         $10.68          $9.84
                                                             ======          =====         ======          =====

On sales of $50,000 or more, the offering price is reduced.

                       See notes to financial statements

                      STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
                          January 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

                                                         TRADITIONAL    TRADITIONAL    TRADITIONAL     TRADITIONAL
                                                          MINNESOTA     NEW JERSEY     PENNSYLVANIA       TEXAS
                                                            FUND           FUND            FUND           FUND
                                                         -----------    -----------    ------------    -----------
ASSETS:
  Investments --
     Identified cost                                     $1,703,322     $4,716,997      $4,103,206       $367,101
     Unrealized appreciation (depreciation)                 138,045         82,317          75,206         (1,371)
                                                         ----------     ----------      ----------       --------
  Total investment in Portfolio, at value (Note 1A)      $1,841,367     $4,799,314      $4,178,412       $365,730
  Receivable for Fund shares sold                                --         28,944           4,812             --
  Receivable from the Administrator (Note 4)                 10,318         10,754           6,639          7,951
  Deferred organization expenses (Note 1D)                    4,990          3,758              --          4,535
                                                         ----------     ----------      ----------       --------
          Total assets                                   $1,856,675     $4,842,770      $4,189,863       $378,216
                                                         ----------     ----------      ----------       --------
LIABILITIES:
  Dividends payable                                      $    3,471     $   13,442      $    8,173       $    877
  Payable for Fund shares redeemed                               --             --              --         49,964
  Accrued expenses                                            1,869          2,058           1,035            674
                                                         ----------     ----------      ----------       --------
          Total liabilities                              $    5,340     $   15,500      $    9,208       $ 51,515
                                                         ----------     ----------      ----------       --------
NET ASSETS                                               $1,851,335     $4,827,270      $4,180,655       $326,701
                                                         ==========     ==========      ==========       ========
SOURCES OF NET ASSETS:
  Paid-in capital                                        $1,992,333     $4,780,736      $4,112,227       $404,861
  Accumulated net realized loss from Portfolio             (289,841)       (30,612)         (9,629)       (75,393)
     (computed on the basis of identified cost)
  Accumulated undistributed (distributions in excess         10,797         (5,171)          2,851         (1,396)
     of) net investment income
  Unrealized appreciation (depreciation) from Portfolio     138,046         82,317          75,206         (1,371)
     (computed on the basis of identified cost)
                                                         ----------     ----------      ----------       --------
          Total                                          $1,851,335     $4,827,270      $4,180,655       $326,701
                                                         ==========     ==========      ==========       ========
SHARES OF BENEFICIAL INTEREST OUTSTANDING                   196,176        475,226         408,367         34,655
                                                         ==========     ==========      ==========       ========
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
  (net assets / shares of beneficial interest
     outstanding)                                             $9.44         $10.16          $10.24          $9.43
                                                              =====         ======          ======          =====
COMPUTATION OF OFFERING PRICE PER SHARE
  (100/96.25 of net asset value per share)                    $9.81         $10.56          $10.64          $9.80
                                                              =====         ======          ======          =====
On sales of $50,000 or more, the offering price is
  reduced.

                       See notes to financial statements

                            STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
             For the Six Months Ended January 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

                                                      TRADITIONAL     TRADITIONAL     TRADITIONAL     TRADITIONAL
                                                        ARIZONA        COLORADO       CONNECTICUT      MICHIGAN
                                                         FUND            FUND            FUND            FUND
                                                      -----------     -----------     -----------     -----------
INVESTMENT INCOME (NOTE 1B):
  Interest income allocated from Portfolio             $  49,061       $  81,975       $  63,175       $  42,824
  Expenses allocated from Portfolio                       (4,076)         (5,491)         (5,733)         (3,680)
                                                       ---------       ---------       ---------       ---------
       Net investment income from Portfolio            $  44,985       $  76,484       $  57,442       $  39,144
                                                       ---------       ---------       ---------       ---------
  Expenses --
     Service fees (Note 5)                             $     729       $   1,226       $   1,150       $   1,013
     Legal and accounting services                         4,014           4,400           3,603           4,350
     Printing and postage                                  2,421           2,718           2,654           2,367
     Custodian fees (Note 1E)                              1,012           1,432             745           1,012
     Registration costs                                       --              --              --           1,286
     Amortization of organization expenses (Note 1D)       1,040             889           1,064           1,104
     Transfer and dividend disbursing agent fees             124             599             709              --
     Miscellaneous                                           890             207              --             887
                                                       ---------       ---------       ---------       ---------
       Total expenses                                  $  10,230       $  11,471       $   9,925       $  12,019
  Deduct --
     Allocation of expenses to the Administator
       (Note 4)                                            8,616           6,861           8,477          10,596
                                                       ---------       ---------       ---------       ---------
          Net expenses                                 $   1,614       $   4,610       $   1,448       $   1,423
                                                       ---------       ---------       ---------       ---------
            Net investment income                      $  43,371       $  71,874       $  55,994       $  37,721
                                                       ---------       ---------       ---------       ---------
REALIZED AND UNREALIZED GAIN (LOSS) FROM PORTFOLIO:
  Net realized gain (loss) --
     Investment transactions (identified cost basis)   $   6,311       $  21,709       $   5,573       $   6,567
     Financial futures contracts                         (16,718)        (24,282)        (15,128)        (15,206)
                                                       ---------       ---------       ---------       ---------
          Net realized loss                            $ (10,407)      $  (2,573)      $  (9,555)      $  (8,639)
  Change in unrealized appreciation                       34,053          41,452          27,210          19,311
                                                       ---------       ---------       ---------       ---------
          Net realized and unrealized gain             $  23,646       $  38,879       $  17,655       $  10,672
                                                       ---------       ---------       ---------       ---------
            Net increase in net assets from
               operations                              $  67,017       $ 110,753       $  73,649       $  48,393
                                                       =========       =========       =========       =========

                       See notes to financial statements

                            STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
             For the Six Months Ended January 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

                                                        TRADITIONAL    TRADITIONAL   TRADITIONAL     TRADITIONAL
                                                         MINNESOTA     NEW JERSEY    PENNSYLVANIA       TEXAS
                                                           FUND           FUND           FUND           FUND
                                                        -----------    ----------    ------------    -----------
INVESTMENT INCOME (NOTE 1B):
  Interest income allocated from Portfolio                $ 51,765      $133,987       $110,481        $11,059
  Expenses allocated from Portfolio                         (4,008)      (11,408)        (8,844)          (511)
                                                          --------      --------       --------        -------
       Net investment income from Portfolio               $ 47,757      $122,579       $101,637        $10,548
                                                          --------      --------       --------        -------
  Expenses --
     Service fees (Note 5)                                $    893      $  1,843       $  1,036        $   379
     Legal and accounting services                           4,896         4,100          3,350          2,850
     Printing and postage                                    2,893         2,542          1,460          2,154
     Custodian fees (Note 1E)                                1,397         1,501          1,333            987
     Amortization of organization expenses (Note 1D)         1,371           861          1,043          2,126
     Transfer and dividend disbursing agent fees               451         1,561          1,227            191
     Miscellaneous                                             322           529            184            126
                                                          --------      --------       --------        -------
       Total expenses                                     $ 12,223      $ 12,937       $  9,633        $ 8,813
  Deduct --
     Allocation of expenses to the Administator (Note
       4)                                                 $ 10,318      $ 10,754       $  6,639        $ 7,951
     Reduction of custodian fee (Note 1E)                       --            --          1,333             --
                                                          --------      --------       --------        -------
       Total                                              $ 10,318      $ 10,754       $  7,972        $ 7,951
                                                          --------      --------       --------        -------
          Net expenses                                    $  1,905      $  2,183       $  1,661        $   862
                                                          --------      --------       --------        -------
            Net investment income                         $ 45,852      $120,396       $ 99,976        $ 9,686
                                                          --------      --------       --------        -------
REALIZED AND UNREALIZED GAIN (LOSS) FROM PORTFOLIO:
  Net realized gain (loss) --
     Investment transactions (identified cost basis)      $  9,214      $ 19,046       $ 14,605        $   866
     Financial futures contracts                           (14,792)      (24,161)       (33,666)        (4,053)
                                                          --------      --------       --------        -------
          Net realized loss                               $ (5,578)     $ (5,115)      $(19,061)       $(3,187)
  Change in unrealized appreciation                         12,867        46,437         57,974          7,576
                                                          --------      --------       --------        -------
          Net realized and unrealized gain                $  7,289      $ 41,322       $ 38,913        $ 4,389
                                                          --------      --------       --------        -------
            Net increase in net assets from operations    $ 53,141      $161,718       $138,889        $14,075
                                                          ========      ========       ========        =======

                       See notes to financial statements

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
             For the Six Months Ended January 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

                                                         TRADITIONAL    TRADITIONAL    TRADITIONAL    TRADITIONAL
                                                           ARIZONA       COLORADO      CONNECTICUT     MICHIGAN
                                                            FUND           FUND           FUND           FUND
                                                         -----------    -----------    -----------    -----------
INCREASE (DECREASE) IN NET ASSETS:
  From operations --
     Net investment income                               $   43,371     $   71,874     $   55,994     $   37,721
     Net realized loss                                      (10,407)        (2,573)        (9,555)        (8,639)
     Change in unrealized appreciation                       34,053         41,452         27,210         19,311
                                                         ----------     ----------     ----------     ----------
       Net increase in net assets from operations        $   67,017     $  110,753     $   73,649     $   48,393
                                                         ----------     ----------     ----------     ----------
  Distributions to shareholders (Note 2) --
     From net investment income                          $  (43,626)    $  (71,934)    $  (55,994)    $  (38,274)
     In excess of net investment income                          --             --         (1,900)            --
                                                         ----------     ----------     ----------     ----------
       Total distributions to shareholders               $  (43,626)    $  (71,934)    $  (57,894)    $  (38,274)
                                                         ----------     ----------     ----------     ----------
  Transactions in shares of beneficial interest (Note
     3) --
     Proceeds from sales of shares                       $  417,141     $  607,206     $  323,867     $   25,210
     Net asset value of shares issued to shareholders
       in payment of distributions declared                  22,769         49,911         18,296         26,378
     Cost of shares redeemed                               (178,632)      (761,494)       (73,837)      (381,285)
                                                         ----------     ----------     ----------     ----------
       Increase (decrease) in net assets from Fund
          share transactions                             $  261,278     $ (104,377)    $  268,326     $ (329,697)
                                                         ----------     ----------     ----------     ----------
          Net increase (decrease) in net assets          $  284,669     $  (65,558)    $  284,081     $ (319,578)
NET ASSETS:
  At beginning of period                                  1,638,609      2,329,996      2,012,687      1,650,955
                                                         ----------     ----------     ----------     ----------
  At end of period                                       $1,923,278     $2,264,438     $2,296,768     $1,331,377
                                                         ==========     ==========     ==========     ==========
ACCUMULATED UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF)
  NET INVESTMENT INCOME INCLUDED IN NET ASSETS AT END
  OF PERIOD                                              $    1,671     $    4,301     $   (7,008)    $   11,834
                                                         ==========     ==========     ==========     ==========

                       See notes to financial statements

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
             For the Six Months Ended January 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

                                                         TRADITIONAL   TRADITIONAL   TRADITIONAL     TRADITIONAL
                                                         MINNESOTA     NEW JERSEY    PENNSYLVANIA       TEXAS
                                                            FUND          FUND           FUND           FUND
                                                         ----------    ----------    ------------    -----------
INCREASE (DECREASE) IN NET ASSETS:
  From operations --
     Net investment income                               $  45,852     $ 120,396      $   99,976       $  9,686
     Net realized loss                                      (5,578)       (5,115)        (19,061)        (3,187)
     Change in unrealized appreciation                      12,867        46,437          57,974          7,576
                                                         ----------    ----------     ----------       --------
       Net increase in net assets from operations        $  53,141     $ 161,718      $  138,889       $ 14,075
                                                         ----------    ----------     ----------       --------
  Distributions to shareholders (Note 2) --
     From net investment income                          $ (46,531)    $(120,396)     $  (98,277)      $ (9,686)
     In excess of net investment income                         --        (1,129)             --           (505)
                                                         ----------    ----------     ----------       --------
       Total distributions to shareholders               $ (46,531)    $(121,525)     $  (98,277)      $(10,191)
                                                         ----------    ----------     ----------       --------
  Transactions in shares of beneficial interest (Note
     3) --
     Proceeds from sales of shares                       $ 295,064     $1,492,849     $1,395,252       $     20
     Net asset value of shares issued to shareholders
       in payment of distributions declared                 29,580        53,868          50,768          9,341
     Cost of shares redeemed                               (62,740)     (247,927)       (340,750)       (57,964)
                                                         ----------    ----------     ----------       --------
       Increase (decrease) in net assets from Fund
          share transactions                             $ 261,904     $1,298,790     $1,105,270       $(48,603)
                                                         ----------    ----------     ----------       --------
          Net increase (decrease) in net assets          $ 268,514     $1,338,983     $1,145,882       $(44,719)

NET ASSETS:
  At beginning of period                                 1,582,821     3,488,287       3,034,773        371,420
                                                         ----------    ----------     ----------       --------
  At end of period                                       $1,851,335    $4,827,270     $4,180,655       $326,701
                                                         ==========    ==========     ==========       ========
ACCUMULATED UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF)
  NET INVESTMENT INCOME INCLUDED IN NET ASSETS AT END
  OF PERIOD                                              $  10,797     $  (5,171)     $    2,851       $ (1,396)
                                                         ==========    ==========     ==========       ========

                       See notes to financial statements

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                        For the Year Ended July 31, 1996
--------------------------------------------------------------------------------

                                                         TRADITIONAL    TRADITIONAL    TRADITIONAL    TRADITIONAL
                                                           ARIZONA       COLORADO      CONNECTICUT     MICHIGAN
                                                            FUND           FUND           FUND           FUND
                                                         -----------    -----------    -----------    -----------
INCREASE (DECREASE) IN NET ASSETS:
  From operations --
     Net investment income                               $  101,163     $  105,972     $   85,421     $   140,825
     Net realized gain (loss)                                 9,396         (2,554)        10,623          42,166
     Change in unrealized appreciation                       33,782          8,698         (3,111)        111,747
                                                         ----------     ----------     ----------     -----------
       Net increase in net assets from operations        $  144,341     $  112,116     $   92,933     $   294,738
                                                         ----------     ----------     ----------     -----------
  Distributions to shareholders (Note 2) --
     From net investment income                          $ (107,642)    $ (107,826)    $  (85,421)    $  (142,749)
     In excess of net investment income                          --             --         (3,593)             --
                                                         ----------     ----------     ----------     -----------
       Total distributions to shareholders               $ (107,642)    $ (107,826)    $  (89,014)    $  (142,749)
                                                         ----------     ----------     ----------     -----------
  Transactions in shares of beneficial interest (Note
     3) --
     Proceeds from sales of shares                       $  400,426     $  844,410     $1,030,778     $   222,213
     Net asset value of shares issued to shareholders
       in payment of distributions declared                  65,502         84,011         27,507         101,807
     Cost of shares redeemed                             (1,329,228)      (573,822)      (164,400)     (3,300,480)
                                                         ----------     ----------     ----------     -----------
       Increase (decrease) in net assets from Fund
          share transactions                             $ (863,300)    $  354,599     $  893,885     $(2,976,460)
                                                         ----------     ----------     ----------     -----------
          Net increase (decrease) in net assets          $ (826,601)    $  358,889     $  897,804     $(2,824,471)

NET ASSETS:
  At beginning of year                                    2,465,210      1,971,107      1,114,883       4,475,426
                                                         ----------     ----------     ----------     -----------
  At end of year                                         $1,638,609     $2,329,996     $2,012,687     $ 1,650,955
                                                         ==========     ==========     ==========     ===========
ACCUMULATED UNDISTIBUTED (DISTRIBUTIONS IN EXCESS OF)
  NET INVESTMENT INCOME INCLUDED IN NET ASSETS AT END
  OF PERIOD                                              $    1,926     $    4,361     $   (5,108)    $    12,387
                                                         ==========     ==========     ==========     ===========

                       See notes to financial statements

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                        For the Year Ended July 31, 1996
--------------------------------------------------------------------------------

                                                        TRADITIONAL    TRADITIONAL    TRADITIONAL     TRADITIONAL
                                                         MINNESOTA     NEW JERSEY     PENNSYLVANIA       TEXAS
                                                           FUND           FUND            FUND           FUND
                                                        -----------    -----------    ------------    -----------
INCREASE (DECREASE) IN NET ASSETS:
  From operations --
     Net investment income                              $   132,057    $  141,323      $  126,935      $  21,035
     Net realized gain (loss)                                36,862        (4,461)         21,935        (10,988)
     Change in unrealized appreciation (depreciation)        65,082        11,739         (10,204)        22,842
                                                        -----------    ----------      ----------      ---------
       Net increase in net assets from operations       $   234,001    $  148,601      $  138,666      $  32,889
                                                        -----------    ----------      ----------      ---------
  Distributions to shareholders (Note 2) --
     From net investment income                         $  (133,284    $ (141,323)     $ (125,218)     $ (21,069)
     In excess of net investment income                         --         (2,626)             --         (1,246)
                                                        -----------    ----------      ----------      ---------
       Total distributions to shareholders              $  (133,284    $ (143,949)     $ (125,218)     $ (22,315)
                                                        -----------    ----------      ----------      ---------
  Transactions in shares of beneficial interest (Note
     3) --
     Proceeds from sales of shares                      $   505,071    $2,124,862      $2,397,173      $ 116,145
     Net asset value of shares issued to shareholders
       in payment of distributions declared                  69,451        66,273          60,548         18,656
     Cost of shares redeemed                             (2,780,729)     (419,131)       (923,076)      (242,576)
                                                        -----------     ----------      ----------      ---------
       Increase (decrease) in net assets from Fund
          share transactions                            $(2,206,207)   $1,772,004      $1,534,645      $(107,775)
                                                        -----------    ----------      ----------      ---------
          Net increase (decrease) in net assets         $(2,105,490)   $1,776,656      $1,548,093      $ (97,201)

NET ASSETS:
  At beginning of year                                    3,688,311     1,711,631       1,486,680        468,621
                                                        -----------    ----------      ----------      ---------
  At end of year                                        $ 1,582,821    $3,488,287      $3,034,773      $ 371,420
                                                        ===========    ==========      ==========      =========
ACCUMULATED UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF)
  NET INVESTMENT INCOME INCLUDED IN NET ASSETS AT END
  OF PERIOD                                             $    11,476    $   (4,042)     $    1,152      $    (891)
                                                        ===========    ==========      ==========      =========

                       See notes to financial statements

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                TRADITIONAL                                       TRADITIONAL
                                                ARIZONA FUND                                     COLORADO FUND
                               ----------------------------------------------   -----------------------------------------------
                                                          YEAR ENDED                                        YEAR ENDED
                               SIX MONTHS ENDED            JULY 31,             SIX MONTHS ENDED             JULY 31,
                               JANUARY 31, 1997   ---------------------------   JANUARY 31, 1997   ----------------------------
                                 (UNAUDITED)       1996      1995      1994*      (UNAUDITED)       1996      1995      1994*
                               ----------------   -------   -------   -------   ----------------   -------   -------   --------
NET ASSET VALUE, beginning of
  period                            $ 9.610       $ 9.510   $ 9.390   $10.000        $ 9.370       $ 9.230   $ 9.180    $10.000
                                    -------       -------   -------   -------        -------       -------   -------    -------
INCOME (LOSS) FROM
  OPERATIONS:
  Net investment income             $ 0.258       $ 0.449   $ 0.432   $ 0.253        $ 0.259       $ 0.471   $ 0.450    $ 0.256
  Net realized and unrealized gain
    (loss)      0.131                               0.129     0.142    (0.563)         0.131         0.148     0.062++   (0.761)
                                    -------       -------   -------   -------        -------       -------   -------    -------
      Total income (loss)
         from operations            $ 0.389       $ 0.578   $ 0.574   $(0.310)       $ 0.390       $ 0.619   $ 0.512    $(0.505)
                                    -------       -------   -------   -------        -------       -------   -------    -------
LESS DISTRIBUTIONS:
  From net investment income        $(0.259)      $(0.478)  $(0.432)  $(0.253)       $(0.260)      $(0.479)  $(0.450)   $(0.256)
  In excess of net investment
    income                               --            --    (0.022)   (0.047)            --            --    (0.012)    (0.059)
                                    -------       -------   -------   -------        -------       -------   -------    -------
      Total distributions           $(0.259)      $(0.478)  $(0.454)  $(0.300)       $(0.260)      $(0.479)  $(0.462)   $(0.315)
                                    -------       -------   -------   -------        -------       -------   -------    -------
NET ASSET VALUE, end of
  period                            $ 9.740       $ 9.610   $ 9.510   $ 9.390        $ 9.500       $ 9.370   $ 9.230    $ 9.180
                                    =======       =======   =======   =======        =======       =======   =======    =======
TOTAL RETURN (2)                      4.08%         6.25%     6.44%   (3.23)%          4.20%         6.90%     5.89%    (5.22)%
RATIOS/SUPPLEMENTAL DATA**
  Net assets, end of year
    (000 omitted)                   $ 1,923       $ 1,639   $ 2,465   $ 2,412        $ 2,264       $ 2,330   $ 1,971    $ 2,342
  Ratio of net expenses to
    average daily net assets
    (1)(3)                            0.70%+        1.40%     1.60%     1.75%+         0.80%+        1.09%     1.26%      1.38%+
  Ratio of net expenses to
    average daily net assets
    after custodian fee
    reduction (1)                     0.69%+        1.39%        --        --          0.76%+        1.05%        --         --
  Ratio of net investment
    income to average daily
    net assets                        5.27%+        4.60%     4.73%     4.14%+         5.42%+        5.03%     5.04%      4.20%+
  **  The operating expenses of the Funds and the Portfolios may reflect a reduction of expenses by the Administrator or
      Investment Advisor. Had such actions not been taken, net investment income per share and ratios would have been as follows:
NET INVESTMENT INCOME PER
  SHARE                           $ 0.206        $ 0.364   $ 0.376    $ 0.181       $ 0.234       $ 0.380   $ 0.368     $ 0.146
                                  =======        =======   =======    =======       =======       =======   =======     =======
RATIOS (As a percentage of
       average daily net
       assets):
  Expenses (1)(3)                   1.75%+         2.27%     2.21%      2.93%+        1.32%+         2.06%     2.18%       3.18%+
  Expenses after custodian
    fee reduction (1)               1.74%+         2.26%        --         --         1.28%+         2.02%        --          --
  Net investment income             4.22%+         3.73%     4.12%      2.96%+        4.90%+         4.06%     4.12%       2.40%+

   +  Annualized.
 (1)  Includes the Fund's share of its corresponding Portfolio's allocated expenses.
 (2)  Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Total return is computed on a non-annualized basis.
 (3)  The expense ratios for the six months ended January 31, 1997 and the year ended July 31, 1996 have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Fund to increase its expense ratio by the effect of any expense offset arrangements with its service providers as well as its share of the Portfolio's. The expense ratios for each of the periods ended on or before July 31, 1995 have not been adjusted to reflect this change.
  ++  The per share amount is not in accord with the net realized and unrealized gain (loss) for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.
   *  For the Traditional Arizona and Traditional Colorado Funds, the Financial Highlights are for the period from the start of business, December 13, 1993 and December 10, 1993, respectively, to July 31, 1994.

                       See notes to financial statements

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                TRADITIONAL                                       TRADITIONAL
                                              CONNECTICUT FUND                                   MICHIGAN FUND
                               ----------------------------------------------   -----------------------------------------------
                                                          YEAR ENDED                                        YEAR ENDED
                               SIX MONTHS ENDED            JULY 31,             SIX MONTHS ENDED             JULY 31,
                               JANUARY 31, 1997   ---------------------------   JANUARY 31, 1997   ----------------------------
                                 (UNAUDITED)       1996      1995      1994*      (UNAUDITED)       1996      1995      1994*
                               ----------------   -------   -------   -------   ----------------   -------   -------   --------
NET ASSET VALUE, beginning of
  period                            $10.200       $10.090   $10.100   $10.000        $ 9.410       $ 9.260   $ 9.220    $10.000
                                    -------       -------   -------   -------        -------       -------   -------    -------
INCOME (LOSS) FROM
  OPERATIONS:
  Net investment income             $ 0.273       $ 0.550   $ 0.553   $ 0.153        $ 0.246       $ 0.454   $ 0.419    $ 0.261
  Net realized and unrealized
    gain (loss)                       0.089         0.133     0.012     0.111          0.064         0.156     0.063     (0.733)
                                    -------       -------   -------   -------        -------       -------   -------    -------
      Total income (loss)
         from operations            $ 0.362       $ 0.683   $ 0.565   $ 0.264        $ 0.310       $ 0.610   $ 0.482    $(0.472)
                                    -------       -------   -------   -------        -------       -------   -------    -------
LESS DISTRIBUTIONS:
  From net investment income        $(0.273)      $(0.550)  $(0.553)  $(0.153)       $(0.250)      $(0.460)  $(0.419)   $(0.261)
  In excess of net investment
    income                            0.009        (0.023)   (0.022)   (0.011)            --                  (0.023)    (0.047)
                                    -------       -------   -------   -------        -------       -------   -------    -------
      Total distributions           $(0.282)      $(0.573)  $(0.575)  $(0.164)       $(0.250)      $(0.460)  $(0.442)   $(0.308)
                                    -------       -------   -------   -------        -------       -------   -------    -------
NET ASSET VALUE, end of
  period                            $10.280       $10.200   $10.090   $10.100        $ 9.470       $ 9.410   $ 9.260    $ 9.220
                                    =======       =======   =======   =======        =======       =======   =======    =======
TOTAL RETURN (2)                      3.58%         6.87%     5.89%     2.66%          3.31%         6.76%     5.52%    (4.88)%
RATIOS/SUPPLEMENTAL DATA**
  Net assets, end of year
    (000 omitted)                   $ 2,297       $ 2,013   $ 1,115   $   163        $ 1,331       $ 1,651   $ 4,475    $ 6,366
  Ratio of net expenses to
    average daily net assets
    (1)(3)                            0.67%+        0.59%     0.51%     0.48%+         0.72%+        1.44%     1.69%      1.69%+
  Ratio of net expenses to
    average daily net assets
    after custodian fee
    reduction (1)                     0.67%+        0.57%        --        --          0.70%+        1.43%        --         --
  Ratio of net investment
    income to average daily
    net assets                        5.24%+        5.35%     5.46%     4.83%+         5.16%+        4.62%     4.70%      4.18%+
  **  The operating expenses of the Funds and the Portfolios may reflect a reduction of expenses by the Administrator or
      Investment Advisor. Had such actions not been taken, net investment income per share and ratios would have been as follows:
NET INVESTMENT INCOME (LOSS)
  PER SHARE                         $ 0.231       $ 0.393   $ 0.249   $(0.045)       $ 0.177       $ 0.377   $ 0.398    $ 0.235
                                    =======       =======   =======   =======        =======       =======   =======    =======
RATIOS (As a percentage of
       average daily net
       assets):
  Expenses (1)(3)                     1.47%+        2.11%     3.51%     6.73%+         2.17%+        2.21%     1.92%      2.11%+
  Expenses after custodian
    fee reduction (1)                 1.47%+        2.09%        --        --          2.15%+        2.20%        --         --
  Net investment income
    (loss)                            4.44%+        3.82%     2.46%   (1.42)%+         3.71%+        3.84%     4.47%      3.76%+

   +  Annualized.
 (1)  Includes the Fund's share of its corresponding Portfolio's allocated expenses.
 (2)  Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Total return is computed on a non-annualized basis.
 (3)  The expense ratios for the six months ended January 31, 1997 and the year ended July 31, 1996 have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Fund to increase its expense ratio by the effect of any expense offset arrangements with its service providers as well as its share of the Portfolio's. The expense ratios for each of the periods ended on or before July 31, 1995 have not been adjusted to reflect this change.
   *  For the Traditional Connecticut and Traditional Michigan Funds, the Financial Highlights are for the period from the start of business, April 19, 1994, and December 7, 1993, respectively, to July 31, 1994.

                       See notes to financial statements

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                TRADITIONAL                                       TRADITIONAL
                                               MINNESOTA FUND                                   NEW JERSEY FUND
                               ----------------------------------------------   -----------------------------------------------
                                                          YEAR ENDED                                        YEAR ENDED
                               SIX MONTHS ENDED            JULY 31,             SIX MONTHS ENDED             JULY 31,
                               JANUARY 31, 1997   ---------------------------   JANUARY 31, 1997   ----------------------------
                                 (UNAUDITED)       1996      1995      1994*      (UNAUDITED)       1996      1995      1994*
                               ----------------   -------   -------   -------   ----------------   -------   -------   --------
NET ASSET VALUE, beginning of
  period                            $ 9.400       $ 9.300   $ 9.370   $10.000        $10.050       $ 9.980   $ 9.940    $10.000
                                    -------       -------   -------   -------        -------       -------   -------    -------
INCOME (LOSS) FROM
  OPERATIONS:
  Net investment income             $ 0.256       $ 0.474   $ 0.440   $ 0.267        $ 0.292       $ 0.579   $ 0.576    $ 0.161
  Net realized and unrealized gain
    (loss)      0.044                               0.104    (0.048)++  (0.582)        0.113         0.081     0.054     (0.044)++
                                    -------       -------   -------   -------        -------       -------   -------    -------
      Total income (loss)
         from operations            $ 0.300       $ 0.578   $ 0.392   $(0.315)       $ 0.405       $ 0.660   $ 0.630    $ 0.117
                                    -------       -------   -------   -------        -------       -------   -------    -------
LESS DISTRIBUTIONS:
  From net investment income        $(0.260)      $(0.478)  $(0.440)  $(0.267)       $(0.292)      $(0.579)  $(0.576)   $(0.161)
  In excess of net investment
    income                               --            --    (0.022)   (0.048)        (0.003)       (0.011)   (0.014)    (0.016)
                                    -------       -------   -------   -------        -------       -------   -------    -------
      Total distributions           $(0.260)      $(0.478)  $(0.462)  $(0.315)       $(0.295)      $(0.590)  $(0.590)   $(0.177)
                                    -------       -------   -------   -------        -------       -------   -------    -------
NET ASSET VALUE, end of
  period                            $ 9.440       $ 9.400   $ 9.300   $ 9.370        $10.160       $10.050   $  9.98    $ 9.940
                                    =======       =======   =======   =======        =======       =======   =======    =======
TOTAL RETURN (2)                      3.21%         6.41%     4.45%   (3.29)%          4.06%         6.71%     6.62%      1.19%
RATIOS/SUPPLEMENTAL DATA**:
  Net assets, end of year
    (000 omitted)                   $ 1,851       $ 1,583   $ 3,688   $ 4,952        $ 4,827       $ 3,488   $ 1,712    $   296
  Ratio of net expenses to
    average daily net assets
    (1)(3)                            0.72%+        1.24%     1.47%     1.51%+         0.65%+        0.60%     0.50%      0.43%+
  Ratio of net expenses to
    average daily net assets
    after custodian fee
    reduction (1)                     0.69%+        1.22%        --        --          0.64%+        0.59%        --         --
  Ratio of net investment
    income to average daily
    net assets                        5.36%+        4.95%     4.84%     4.33%+         5.65%+        5.68%     5.65%      4.11%+
  **  The operating expenses of the Funds and the Portfolios may reflect a reduction of expenses by the Administrator or
      Investment Advisor. Had such actions not been taken, net investment income per share and ratios would have been as follows:
NET INVESTMENT INCOME (LOSS)
  PER SHARE                       $ 0.198        $ 0.394   $ 0.394     $ 0.209       $ 0.253        $ 0.474   $ 0.375   $(0.237)
                                  =======        =======   =======     =======       =======        =======   =======    =======
RATIOS (As a percentage of
       average daily net
       assets):
  Expenses (1)(3)                   1.93%+         2.08%     1.98%       2.45%+        1.15%+         1.63%     2.47%     10.59%+
  Expenses after custodian
    fee reduction (1)               1.90%+         2.06%        --          --         1.14%+         1.62%        --         --
  Net investment income             4.15%+         4.10%     4.33%       3.38%+        5.15%+         4.65%     3.68%    (6.05)%+

   +  Annualized.
 (1)  Includes the Fund's share of its corresponding Portfolio's allocated expenses.
 (2)  Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Total return is computed on a non-annualized basis.
 (3)  The expense ratios for the six months ended January 31, 1997 and the year ended July 31, 1996 have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Fund to increase its expense ratio by the effect of any expense offset arrangements with its service providers as well as its share of the Portfolio's. The expense ratios for each of the periods ended on or before July 31, 1995 have not been adjusted to reflect this change.
  ++  The per share amount is not in accord with the net realized and unrealized gain (loss) for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.
   *  For the Traditional Minnesota and Traditional New Jersey Funds, the Financial Highlights are for the period from the start of business, December 9, 1993 and April 13, 1994, respectively, to July 31, 1994.

                       See notes to financial statements

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                TRADITIONAL                                       TRADITIONAL
                                             PENNSYLVANIA FUND                                    TEXAS FUND
                               ----------------------------------------------   -----------------------------------------------
                                                          YEAR ENDED                                        YEAR ENDED
                               SIX MONTHS ENDED            JULY 31,             SIX MONTHS ENDED             JULY 31,
                               JANUARY 31, 1997   ---------------------------   JANUARY 31, 1997   ----------------------------
                                 (UNAUDITED)       1996      1995      1994*      (UNAUDITED)       1996      1995      1994*
                               ----------------   -------   -------   -------   ----------------   -------   -------   --------
NET ASSET VALUE, beginning of
  period                            $10.110       $ 9.980   $10.050   $10.000        $ 9.320       $ 9.190   $ 9.230    $10.000
                                    -------       -------   -------   -------        -------       -------   -------    -------
INCOME (LOSS) FROM
  OPERATIONS:
  Net investment income             $ 0.249       $ 0.593   $ 0.577   $ 0.044        $ 0.241       $ 0.453   $ 0.455    $ 0.267
  Net realized and unrealized gain
    (loss)      0.127                               0.122    (0.062)++   0.104         0.123         0.158    (0.008)    (0.709)
                                    -------       -------   -------   -------        -------       -------   -------    -------
      Total income (loss)
         from operations            $ 0.376       $ 0.715   $ 0.515   $ 0.148        $ 0.364       $ 0.611   $ 0.447    $(0.442)
                                    -------       -------   -------   -------        -------       -------   -------    -------
LESS DISTRIBUTIONS:
  From net investment income        $(0.246)      $(0.585)  $(0.577)  $(0.044)       $(0.241)      $(0.453)  $(0.455)   $(0.267)
  In excess of net investment
    income                               --            --    (0.008)   (0.054)        (0.013)       (0.028)   (0.032)    (0.061)
                                    -------       -------   -------   -------        -------       -------   -------    -------
      Total distributions           $(0.246)      $(0.585)  $(0.585)  $(0.098)       $(0.254)      $(0.481)  $(0.487)   $(0.328)
                                    -------       -------   -------   -------        -------       -------   -------    -------
NET ASSET VALUE, end of
  period                            $10.240       $10.110   $ 9.980   $10.050        $ 9.430       $ 9.320   $ 9.190    $ 9.230
                                    =======       =======   =======   =======        =======       =======   =======    =======
TOTAL RETURN (2)                      4.24%         7.28%     5.41%     1.49%          3.74%         6.85%     5.16%    (4.61)%
RATIOS/SUPPLEMENTAL DATA**:
  Net assets, end of year
    (000 omitted)                   $ 4,181       $ 3,035   $ 1,487   $    95        $   327       $   371   $   469    $ 1,147
  Ratio of net expenses to
    average daily net assets
    (1)(3)                            0.71%+        0.68%     0.46%     1.69%+         0.76%+        1.06%     1.01%      1.08%+
  Ratio of net expenses to
    average daily net assets
    after custodian fee
    reduction (1)                     0.61%+        0.53%        --        --          0.72%+        1.01%        --         --
  Ratio of net investment
    income to average daily
    net assets                        5.78%+        5.82%     5.58%     2.76%+         5.11%+        4.79%     5.25%      4.53%+
  **  The operating expenses of the Funds and the Portfolios may reflect a reduction of expenses by the Administrator or
      Investment Advisor. Had such actions not been taken, net investment income per share and ratios would have been as follows:
NET INVESTMENT INCOME
  (LOSS) PER SHARE               $ 0.230        $ 0.453   $ 0.307    $(0.258)       $ 0.040        $ 0.007   $ 0.254    $ 0.024
                                 =======        =======   =======     =======       =======        =======   =======    =======
RATIOS (As a percentage of
       average daily net
       assets):
  Expenses (1)(3)                  1.10%+         1.93%     3.07%      20.95%+        5.02%+         5.79%     3.33%      5.20%+
  Expenses after custodian
    fee reduction (1)              0.99%+         1.78%        --          --         4.99%+         5.74%        --         --
  Net investment income
    (loss)                         5.40%+         4.56%     2.97%    (16.50)%+        0.84%+         0.06%     2.93%      0.41%+

   +  Annualized.
 (1)  Includes the Fund's share of its corresponding Portfolio's allocated expenses.
 (2)  Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Total return is computed on a non-annualized basis.
 (3)  The expense ratios for the six months ended January 31, 1997 and the year ended July 31, 1996 have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Fund to increase its expense ratio by the effect of any expense offset arrangements with its service providers as well as its share of the Portfolio's. The expense ratios for each of the periods ended on or before July 31, 1995 have not been adjusted to reflect this change.
  ++  The per share amount is not in accord with the net realized and unrealized gain (loss) for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.
   *  For the Traditional Pennsylvania and Traditional Texas Funds, the Financial Highlights are for the period from the start of business, June 1, 1994, and December 8, 1993, respectively, to July 31, 1994.

                       See notes to financial statements

                         Notes to Financial Statements
                                  (Unaudited)
--------------------------------------------------------------------------------

(1) SIGNIFICANT ACCOUNTING POLICIES

Eaton Vance Municipals Trust (the Trust) is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust presently consists of sixty Funds, eight of the non-diversified funds are included in these financial statements. They include EV Traditional Arizona Municipals Fund ("Traditional Arizona Fund"), EV Traditional Colorado Municipals Fund, ("Traditional Colorado Fund"), EV Traditional Connecticut Municipals Fund ("Traditional Connecticut Fund"), EV Traditional Michigan Municipals Fund, ("Traditional Michigan Fund"), EV Traditional Minnesota Municipals Fund ("Traditional Minnesota Fund"), EV Traditional New Jersey Municipals Fund ("Traditional New Jersey Fund"), EV Traditional Pennsylvania Municipals Fund ("Traditional Pennsylvania Fund") and EV Traditional Texas Municipals Fund ("Traditional Texas Fund"). Each Fund invests all of its investable assets in interests in a separate corresponding open-end management investment company (a "Portfolio"), a New York Trust, having the same investment objective as its corresponding Fund. The Traditional Arizona Fund invests its assets in the Arizona Municipals Portfolio, the Traditional Colorado Fund invests its assets in the Colorado Municipals Portfolio, the Traditional Connecticut Fund invests its assets in the Connecticut Municipals Portfolio, the Traditional Michigan Fund invests its assets in the Michigan Municipals Portfolio, the Traditional Minnesota Fund invests its assets in the Minnesota Municipals Portfolio, the Traditional New Jersey Fund invests its assets in the New Jersey Municipals Portfolio, the Traditional Pennsylvania Fund invests its assets in the Pennsylvania Municipals Portfolio and the Traditional Texas Fund invests its assets in the Texas Municipals Portfolio. The value of each Fund's investment in its corresponding Portfolio reflects the Fund's proportionate interest in the net assets of that Portfolio (1.6%, 6.3%, 1.3%, 0.8%, 2.6%, 1.3%, 1.0%, 1.6% at
January 31, 1997 for the Traditional Arizona Fund, Traditional Colorado Fund, Traditional Connecticut Fund, Traditional Michigan Fund, Traditional Minnesota Fund, Traditional New Jersey Fund, Traditional Pennsylvania Fund and Traditional Texas Fund, respectively). The performance of each Fund is directly affected by the performance of its corresponding Portfolio. The financial statements of each Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with each Fund's financial statements. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. INVESTMENT VALUATION--Valuation of securities by the Portfolios is discussed in Note 1A of the Portfolios' Notes to Financial Statements which are included elsewhere in this report.

B. INCOME--Each Fund's net investment income consists of the Fund's pro rata share of the net investment income of its corresponding Portfolio, less all actual and accrued expenses of each Fund determined in accordance with generally accepted accounting principles.

C. FEDERAL TAXES--Each Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable and tax-exempt income, including any net realized gains. Accordingly, no provision for Federal income or excise tax is necessary. At July 31, 1996, the Funds, for federal income tax purposes, had capital loss carryovers, which will reduce taxable income arising from future net realized gains, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal income or excise tax. The amounts and expiration dates of the capital loss carryovers are as follows:

             FUND                  AMOUNT         EXPIRES
------------------------------    ---------    --------------
Traditional Arizona Fund          $ 103,720     July 31, 2004
                                      6,850     July 31, 2003
                                     22,324     July 31, 2002
Traditional Colorado Fund           118,869     July 31, 2004
                                     10,898     July 31, 2003
                                     18,440     July 31, 2002
Traditional Connecticut Fund          7,415     July 31, 2004
                                        135     July 31, 2002
Traditional Michigan Fund           125,170     July 31, 2004
                                     36,368     July 31, 2003
                                     83,846     July 31, 2002
Traditional Minnesota Fund          200,221     July 31, 2004
                                     40,089     July 31, 2003
                                     22,023     July 31, 2002
Traditional New Jersey Fund          24,264     July 31, 2004
                                         92     July 31, 2002
Traditional Pennsylvania Fund         2,424     July 31, 2004
Traditional Texas Fund               44,887     July 31, 2004
                                     11,202     July 31, 2002

Additionally, at July 31, 1996, net capital losses of $1,725, $5,405, and $2,900 for the Traditional Colorado Fund, Traditional New Jersey Fund and Traditional Texas Fund, respectively, attributable to security transactions incurred after October 31, 1995 are treated as arising on the first day of each Fund's current taxable year.

Dividends paid by each Fund from net interest on tax-exempt municipal bonds allocated from its corresponding Portfolio are not includable by shareholders as gross income for federal income tax purposes because each Fund and Portfolio intend to meet certain requirements of the Internal Revenue Code applicable to regulated investment companies which will enable the Funds to pay exempt-interest dividends. The

--------------------------------------------------------------------------------

portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item to shareholders.

D. DEFERRED ORGANIZATION EXPENSES--Costs incurred by a Fund in connection with its organization, including registration costs, are being amortized on the straight-line basis over five years.

E. EXPENSE REDUCTION--Investors Bank & Trust Company (IBT), serves as custodian to the Funds and the Portfolios. Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average cash balances the Funds or the Portfolios maintain with IBT. All significant credit balances used to reduce the Fund's custodian fees are reported as a reduction of expenses in the statement of operations.

F. USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

G. OTHER--Investment transactions are accounted for on a trade date basis.

H. INTERIM FINANCIAL INFORMATION--The interim financial statements relating to January 31, 1997 and for the six month period then ended have not been audited by independent certified public accountants, but in the opinion of the Fund's management, reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

--------------------------------------------------------------------------------

(2) DISTRIBUTIONS TO SHAREHOLDERS

The net income of a Fund is determined daily and substantially all of the net income so determined is declared as a dividend to shareholders of record at the time of declaration. Distributions are paid monthly. Distributions are paid in the form of additional shares or, at the election of the shareholder, in cash. Distributions of allocated realized capital gains, if any, are made at least annually. Shareholders may reinvest capital gain distributions in additional shares of a Fund at the net asset value as of the ex-dividend date.

The Funds distinguish between distributions on a tax basis and a financial reporting basis. Generally accepted accounting principles require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

The tax treatment of distributions for the calendar year will be reported to shareholders prior to February 1, 1998 and will be based on tax accounting methods which may differ from amounts determined for financial statement purposes.

--------------------------------------------------------------------------------

(3) SHARES OF BENEFICIAL INTEREST

The Funds' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                  TRADITIONAL               TRADITIONAL                TRADITIONAL              TRADITIONAL
                                 ARIZONA FUND              COLORADO FUND            CONNECTICUT FUND           MICHIGAN FUND
                            -----------------------   ------------------------   -----------------------   ----------------------
                            SIX MONTHS                SIX MONTHS                 SIX MONTHS                SIX MONTHS
                              ENDED                      ENDED                      ENDED                    ENDED
                             JANUARY    YEAR ENDED    JANUARY 31,  YEAR ENDED    JANUARY 31,  YEAR ENDED    JANUARY    YEAR ENDED
                             31, 1997    JULY 31,        1997       JULY 31,        1997       JULY 31,     31, 1997    JULY 31,
                            (UNAUDITED)    1996       (UNAUDITED)     1996       (UNAUDITED)     1996      (UNAUDITED)    1996
                            ----------  -----------   -----------  -----------   -----------  ----------   ----------  ----------
Sales                          43,046       42,083       64,754       87,887        31,486      100,126        2,639      23,719
Issued to shareholders
  electing
  to receive payments of
  distributions in Fund
  shares                        2,345        6,766        5,277        8,923         1,778        2,672        2,785      11,018
Redemptions                   (18,474)    (137,615)     (80,450)     (61,643)       (7,185)     (16,081)     (40,250)   (342,589)
                              -------     --------      -------      -------        ------      -------      -------    --------
      Net increase
         (decrease)            26,917      (88,766)     (10,419)      35,167        26,079       86,717      (34,826)   (307,852)
                              =======     ========      =======      =======        ======      =======       ======    ========

--------------------------------------------------------------------------------

                                     TRADITIONAL              TRADITIONAL              TRADITIONAL              TRADITIONAL
                                    MINNESOTA FUND          NEW JERSEY FUND         PENNSYLVANIA FUND            TEXAS FUND
                                ----------------------   ----------------------   ----------------------   ----------------------
                                SIX MONTHS               SIX MONTHS               SIX MONTHS               SIX MONTHS
                                  ENDED                    ENDED                    ENDED                    ENDED
                                 JANUARY    YEAR ENDED    JANUARY    YEAR ENDED    JANUARY    YEAR ENDED    JANUARY    YEAR ENDED
                                 31, 1997    JULY 31,     31, 1997    JULY 31,     31, 1997    JULY 31,     31, 1997    JULY 31,
                                (UNAUDITED)    1996      (UNAUDITED)    1996      (UNAUDITED)    1996      (UNAUDITED)    1996
                                ----------  ----------   ----------  ----------   ----------  ----------   ----------  ----------
Sales                              31,255      52,427      147,510     210,185      136,731     234,880            2      12,298
Issued to shareholders electing
  to receive payment of
  distributions in Fund shares      3,136       7,328        5,302       6,541        4,967       5,953          994       1,993
Redemptions                        (6,660)   (287,853)     (24,517)    (41,325)     (33,438)    (89,658)      (6,173)    (25,461)
                                   ------    --------      -------     -------      -------     -------       ------     -------
      Net increase (decrease)      27,731    (228,098)     128,295     175,401      108,260     151,175       (5,177)    (11,170)
                                   ======    ========      =======     =======      =======     =======       ======     =======

--------------------------------------------------------------------------------

(4) TRANSACTIONS WITH AFFILIATES

Eaton Vance Management (EVM) serves as the Administrator of each Fund, but receives no compensation. The Portfolios have engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See
Note 2 of the Portfolios' Notes to Financial Statements which are included elsewhere in this report. To enhance the net income of the Funds for the six months ended January 31, 1997, $8,616, $6,861, $8,477, $10,596, $10,318,
$10,754, $6,639, and $7,951 of expenses related to the operation of the Traditional Arizona Fund, Traditional Colorado Fund, Traditional Connecticut Fund, Traditional Michigan Fund, Traditional Minnesota Fund, Traditional New Jersey Fund, Traditional Pennsylvania Fund and Traditional Texas Fund, respectively, were allocated to EVM, on a preliminary basis.

Certain of the officers and trustees of the Funds and Portfolios are officers and directors/trustees of the above organizations. Except as to Trustees of the Funds and the Portfolios who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to each Fund out of the investment adviser fee earned by BMR.

--------------------------------------------------------------------------------

(5) SERVICE PLAN

Each Fund has adopted a service plan (the Plans) designed to meet the service fee requirements of the sales charge rule of The National Association of Securities Dealers, Inc. The Plans provide that each Fund may make service fee payments to EVD, Authorized Firms or other persons in amounts not exceeding 0.25% of each Fund's average daily net assets for any fiscal year. The Trustees have initially implemented each Plan by authorizing the Fund to make quarterly service fee payments to the Principal Underwriter and Authorized Firms in amounts not exceeding 0.20% of each Fund's average daily net assets for any fiscal year which is attributable to shares of a Fund sold by such persons and remaining outstanding for at least one year. Service fee payments are made for personal services and/or the maintenance of shareholder accounts. For the six months ended January 31, 1997, the Traditional Arizona Fund, Traditional Colorado Fund, Traditional Connecticut Fund, Traditional Michigan Fund, Traditional Minnesota Fund, Traditional New Jersey Fund, Traditional Pennsylvania Fund and Traditional Texas Fund paid or accrued service fees of $729, $1,226, $1,150, $1,013, $893, $1,843, $1,036, and $379, respectively.

Certain of the officers and Trustees of the Funds are officers and directors of EVD.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(6) INVESTMENT TRANSACTIONS

Increases and decreases in each Fund's investment in its corresponding Portfolio for the six months ended January 31, 1997 were as follows:

                                               TRADITIONAL       TRADITIONAL        TRADITIONAL        TRADITIONAL
                                                 ARIZONA          COLORADO          CONNECTICUT         MICHIGAN
                                                  FUND              FUND               FUND               FUND
                                               -----------       -----------       -------------       -----------
Increases                                       $ 441,035        $  624,582         $   319,100         $  64,439
Decreases                                         214,937           285,632             124,007           419,919

                                               TRADITIONAL       TRADITIONAL        TRADITIONAL        TRADITIONAL
                                                MINNESOTA        NEW JERSEY        PENNSYLVANIA           TEXAS
                                                  FUND              FUND               FUND               FUND
                                               -----------       -----------       -------------       -----------
Increases                                       $ 320,933        $1,493,278         $ 1,452,147         $  24,801
Decreases                                          91,755           325,730             396,222            20,970

--------------------------------------------------------------------------------

                          Arizona Municipals Portfolio
                  Portfolio of Investments - January 31, 1997
                                  (Unaudited)
--------------------------------------------------------------------------------
                         TAX-EXEMPT INVESTMENTS - 100%
--------------------------------------------------------------------------------

     RATINGS
   (UNAUDITED)
------------------ PRINCIPAL
                    AMOUNT
         STANDARD    (000
MOODY'S  & POOR'S  OMITTED)           SECURITY              VALUE
------------------------------------------------------------------------
                             ASSISTED LIVING - 1.4%
NR        NR        $1,800   Arizona Health Facilities
                             Authority, Mesa Project,
                             7.625%, 1/1/26             $   1,699,164
                                                        -------------
                             EDUCATION - 5.9%
A1        AA        $1,250   Arizona Board of Regents,
                             University of Arizona,
                             6.25%, 6/1/11              $   1,327,900
NR        NR         2,000   Arizona Educational Loan
                             Marketing Corporation,
                             (AMT) 6.30%, 12/1/08           2,059,120
NR        NR         2,000   Arizona Educational Loan
                             Marketing Corporation,
                             (AMT) 6.25%, 6/1/06            2,063,980
A         NR         1,500   Student Loan Acquisition
                             Authority of Arizona,
                             (AMT) 7.625%, 5/1/10 (3)       1,633,170
                                                        -------------
                                                        $   7,084,170
                                                        -------------
                             ESCROWED - 8.1%
Aaa       AA        $1,000   Arizona Transportation
                             Board Highway, 6.50%,
                             7/1/11                     $   1,108,210
NR        AAA        1,000   Glendale IDA-Thunderbird
                             Grad. School, 7.125%,
                             7/1/20                         1,165,710
Aaa       AAA        7,500   Maricopa County, Single
                             Family Mortgage, 0%,
                             2/1/16                         2,461,800
NR        AA         2,500   City of Phoenix, Street &
                             Highway User, 6.25%,
                             7/1/11                         2,700,650
Aaa       AAA        5,000   City of Phoenix, IDA,
                             Single Family Housing, 0%,
                             12/1/14                        1,785,000
NR        NR           500   City of Scottsdale,
                             Westminster Village,
                             10.00%, 6/1/17                   524,905
                                                        -------------
                                                        $   9,746,275
                                                        -------------
                             GENERAL OBLIGATIONS - 8.6%
Aa        AA+       $1,500   City of Phoenix, 6.375%,
                             7/1/13                     $   1,611,915
Aa        AA+        3,000   City of Phoenix, 5.10%,
                             7/1/13                         2,910,630
NR        A          2,000   City of Phoenix, Tatum
                             Ranch Community, 6.875%,
                             7/1/16 (3)                     2,161,400
Baa1      A          4,000   Commonwealth of Puerto
                             Rico, Aqueduct and Sewer
                             Authority, 5.00%, 7/1/19       3,622,120
                                                        -------------
                                                        $  10,306,065
                                                        -------------
                             HOSPITALS - 3.9%
NR        BBB       $1,130   Arizona Health Facilities
                             Authority, Phoenix
                             Memorial Hospital, 8.125%,
                             6/1/12 (3)                 $   1,225,361
NR        BBB        1,250   Arizona Health Facilities
                             Authority, Phoenix
                             Memorial Hospital, 8.20%,
                             6/1/21 (4)                     1,353,562

     RATINGS
   (UNAUDITED)
------------------ PRINCIPAL
                    AMOUNT
         STANDARD    (000
MOODY'S  & POOR'S  OMITTED)           SECURITY              VALUE
------------------------------------------------------------------------
Baa2      BBB-       1,000   Maricopa County, Sun
                             Health Corporation,
                             8.125%, 4/1/12                 1,099,670
NR        NR           915   City of Winslow, Winslow
                             Memorial Hospital Project,
                             9.50%, 6/1/22                  1,011,578
                                                        -------------
                                                        $   4,690,171
                                                        -------------
                             HOUSING - 8.9%
NR        A         $2,000   Maricopa County, Laguna
                             Point Apartments,
                             Multifamily Housing,
                             6.75%, 7/1/19 (3)          $   2,060,200
NR        A          2,250   Maricopa County,
                             Industrial Development
                             Authority, Multifamily
                             Housing, 6.625%, 7/1/26
                             (2)                            2,295,877
NR        A          3,000   Maricopa County,
                             Industrial Development
                             Authority for Greenery
                             Apts., 6.625%, 1/1/27          3,009,570
NR        NR         1,250   Maricopa County,
                             Industrial Development
                             Authority for Greenery
                             Apts., 8.625%, 1/1/27          1,252,788
NR        AA         1,000   City of Phoenix, Woodstone
                             and Silver Springs
                             Apartments,
                             Multifamily Housing,
                             (Asset Guaranty), 6.25%,
                             4/1/23                         1,016,500
NR        AAA        1,000   City of Tempe, Multifamily
                             Housing, Quadrangle
                             Village Apartments, FHA
                             Insured Mortgage Loan,
                             6.25%, 6/1/26                  1,020,040
                                                        -------------
                                                        $  10,654,975
                                                        -------------
                             INDUSTRIAL DEVELOPMENT
                             REVENUE - 5.1%
A1        NR        $1,000   City of Casa Grande,
                             Pollution Control,
                             Frito-Lay Inc., 6.60%,
                             12/1/10                    $   1,077,590
A2        A          3,000   Greenlee County, Pollution
                             Control, Phelps Dodge
                             Corporation, 5.45%, 6/1/09     2,997,090
Baa3      BB+        2,000   Commonwealth of Puerto
                             Rico, Port Authority,
                             American Airlines, 6.25%,
                             6/1/26                         2,053,900
                                                        -------------
                                                        $   6,128,580
                                                        -------------

--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

     RATINGS
   (UNAUDITED)
------------------ PRINCIPAL
                    AMOUNT
         STANDARD    (000
MOODY'S  & POOR'S  OMITTED)           SECURITY              VALUE
------------------------------------------------------------------------
                             INSURED GENERAL OBLIGATIONS - 7.2%
Aaa       AAA       $1,000   Maricopa County, Alhambra
                             Elementary School District
                             No. 68, (AMBAC) 5.125%,
                             7/1/13                     $     969,730
Aaa       AAA        1,000   Maricopa County, Alhambra
                             Elementary School District
                             No. 68, (AMBAC) 5.625%
                             7/1/13                         1,009,280
Aaa       AAA        1,000   Maricopa County, Chandler
                             Unified School District
                             No. 80, (FGIC) 6.40%,
                             7/1/10                         1,057,360
Aaa       AAA        1,000   Maricopa County, Peoria
                             Unified School District
                             No. 11, (MBIA) 6.40%,
                             7/1/10                         1,057,770
Aaa       AAA        1,000   Maricopa County, Tolleson
                             High School District, No.
                             214, (FGIC) 5.00%, 7/1/13        951,020
Aaa       AAA        1,000   Commonwealth of Puerto
                             Rico, Variable (FSA)
                             7/1/20 (1)                     1,025,000
Aaa       AAA        1,500   Commonwealth of Puerto
                             Rico, Variable (AMBAC)
                             7/1/15 (1)                     1,554,375
Aaa       AAA        1,000   Commonwealth of Puerto
                             Rico, Variable (FSA)
                             7/1/22 (1)                     1,043,750
                                                        -------------
                                                        $   8,668,285
                                                        -------------
                             INSURED HOSPITALS - 16.4%
Aaa       AAA       $2,140   AZ Health Northern AZ
                             Health, (MBIA) 5.25%,
                             10/1/26                    $   2,018,791
Aaa       AAA        2,000   Maricopa County, Hospital
                             District No. 1, (FGIC)
                             6.125%, 6/1/15 (4)             2,085,400
Aaa       AAA        2,000   Maricopa County, Samaritan
                             Health, (MBIA) 7.00%,
                             12/1/16                        2,352,580
Aaa       AAA        2,000   Mohave County, Kingman
                             Regional Medical Center,
                             (FGIC) 6.50%, 6/1/15           2,127,580
Aaa       AAA        1,500   Pima County, Tucson
                             Medical Center, (MBIA)
                             6.375%, 4/1/12                 1,584,450
Aaa       AAA        3,500   Pima County, Tucson
                             Medical Center, (MBIA)
                             5.00%, 4/1/15                  3,252,795
Aaa       AAA        1,000   Pima County, Carondelet
                             Health Care Corporation,
                             (MBIA) 5.25%, 7/1/11             990,490

     RATINGS
   (UNAUDITED)
------------------ PRINCIPAL
                    AMOUNT
         STANDARD    (000
MOODY'S  & POOR'S  OMITTED)           SECURITY              VALUE
------------------------------------------------------------------------
Aaa       AAA        1,000   Pima County, Carondelet
                             Health Care Corporation,
                             (MBIA) 5.25%, 7/1/12             984,900
Aaa       AAA        1,500   City of Scottsdale,
                             Industrial Development
                             Authority Hospital,
                             (AMBAC) 6.125%, 9/1/17         1,514,715
Aaa       AAA        2,000   University of Arizona
                             Medical Center
                             Corporation, (MBIA) 5.00%,
                             7/1/13                         1,887,540
Aaa       AAA        1,000   University of Arizona
                             Medical Center
                             Corporation, (MBIA) 5.00%,
                             7/1/21                           899,170
                                                        -------------
                                                        $  19,698,411
                                                        -------------
                             INSURED UTILITIES - 2.7%
Aaa       AAA       $2,910   Pima County, Irvington
                             Power Project, (FSA)
                             7.25%, 7/15/10 (4)         $   3,227,830
                                                        -------------
                             INSURED SPECIAL TAX - 1.6%
Aaa       AAA       $1,750   City of Phoenix, Civic
                             Improvement Excise Tax,
                             (MBIA) 6.60%, 7/1/08       $   1,943,025
                                                        -------------

                             INSURED WATER & SEWER - 1.8%
Aaa       AAA       $1,000   City of Chandler, Water
                             and Sewer, (FGIC) 6.25%,
                             7/1/13                     $   1,055,390
Aaa       AAA        1,200   City of Phoenix, Civic
                             Improvement Wastewater
                             Systems, (MBIA) 5.00%,
                             7/1/18                         1,101,660
                                                        -------------
                                                        $   2,157,050
                                                        -------------
                             SPECIAL TAX - 1.7%
Baa1      A         $1,000   Puerto Rico Highway and
                             Transportation Authority,
                             5.25%, 7/1/20              $     918,600
NR        NR         1,000   Virgin Islands, 7.25%,
                             10/1/18                        1,066,280
                                                        -------------
                                                        $   1,984,880
                                                        -------------
                             TRANSPORTATION - 3.4%
Aa        AA        $1,000   State of Arizona,
                             Transportation Board &
                             Highway, 5.00%, 7/1/10     $     980,340
NR        BBB        3,000   Guam Airport Authority,
                             (AMT) 6.70%, 10/1/23           3,093,990
                                                        -------------
                                                        $   4,074,330
                                                        -------------

--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

     RATINGS
   (UNAUDITED)
------------------ PRINCIPAL
                    AMOUNT
         STANDARD    (000
MOODY'S  & POOR'S  OMITTED)           SECURITY              VALUE
------------------------------------------------------------------------
                             UTILITIES - 14.4%
Ba2       BB        $2,500   Maricopa County, Pollution
                             Control, Public Service
                             Company of New Mexico,
                             Palo Verde Project,
                             6.375%, 8/15/23            $   2,510,675
Baa1      BBB+       5,300   Navajo County, Pollution
                             Control, Arizona Public
                             Service Co., 5.875%,
                             8/15/28                        5,231,630
A         A+         1,000   Puerto Rico Telephone
                             Authority Variable, 1/1/20
                             (1)                            1,058,750
A1        AA-        1,000   Central Arizona Water
                             Conservation District,
                             Central Arizona Project,
                             5.50%, 11/1/09                 1,026,210
Baa1      BBB+         550   Puerto Rico Electric Power
                             Authority, 7.00%, 7/1/07         591,487
Baa1      BBB+         370   Puerto Rico Electric Power
                             Authority, 7.125%, 7/1/14        397,280
Aa        AA         2,750   Salt River Project
                             Agricultural Improvement
                             and Power District, 5.50%,
                             1/1/25                         2,649,295
Aa        AA         1,000   Salt River Project
                             Agricultural Improvement
                             and Power District, 6.25%,
                             1/1/27                         1,042,900
Aa        AA         3,000   Salt River Project
                             Agricultural Improvement
                             and Power District, 5.25%,
                             1/1/19                         2,816,070
                                                        -------------
                                                        $  17,324,297
                                                        -------------
                             WATER & SEWER - 8.9%
Aa1       AA+       $2,000   State of Arizona,
                             Wastewater Management
                             Authority, 6.80%, 7/1/11
                             (4)                        $   2,210,040
A1        A          1,100   City of Phoenix, Water
                             System, 5.00%, 7/1/18            997,194

     RATINGS
   (UNAUDITED)
------------------ PRINCIPAL
                    AMOUNT
         STANDARD    (000
MOODY'S  & POOR'S  OMITTED)           SECURITY              VALUE
------------------------------------------------------------------------
A1        A          5,000   City of Phoenix, Water
                             System, 4.75%, 7/1/23          4,261,600
Aa        AA-        2,100   City of Phoenix,
                             Improvement Junior Lien
                             Water, 5.60%, 7/1/18 (2)       2,098,593
A1        A+         1,000   City of Tucson, Water
                             System, 6.50%, 7/1/16          1,068,440
                                                        -------------
                                                        $  10,635,867
                                                        -------------
                             TOTAL TAX-EXEMPT
                             INVESTMENTS (IDENTIFIED
                             COST, $112,442,245)        $ 120,023,375
                                                        =============

(1) Security has been issued as an inverse floater bond.

(2) When-issued security.

(3) Security has been segregated to cover when-issued securities.

(4) Security has been segregated to cover margin requirements on open financial futures contracts.

AMT -- Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

The Portfolio primarily invests in debt securities issued by Arizona municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at January 31, 1997, 29.7% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage by financial institution ranged from 4.2% to 13.4% of total investments.

                       See notes to financial statements

                         Colorado Municipals Portfolio
                  Portfolio of Investments - January 31, 1997
                                  (Unaudited)
--------------------------------------------------------------------------------
                         TAX-EXEMPT INVESTMENTS - 100%
--------------------------------------------------------------------------------

     RATINGS
   (UNAUDITED)
------------------ PRINCIPAL
                    AMOUNT
         STANDARD    (000
MOODY'S  & POOR'S  OMITTED)           SECURITY              VALUE
------------------------------------------------------------------------
                             ESCROWED - 5.2%
Aaa       AAA       $4,000   Colorado Health Facilities
                             Authority, Liberty Heights
                             Project, (FSA) 0%, 7/15/24  $    626,120
Aaa       NR         5,500   Dawson Ridge County,
                             Metropolitan District, 0%,
                             10/1/22                        1,015,850
Aaa       NR         3,000   Dawson Ridge County,
                             Metropolitan District, 0%,
                             10/1/22                          554,100
                                                         ------------
                                                         $  2,196,070
                                                         ------------
                             GENERAL OBLIGATION - 2.5%
A1        AA        $1,000   Boulder and Gilpin
                             Counties, Boulder Valley
                             School District, 6.30%,
                             12/1/13                     $  1,065,680
                                                         ------------
                             HOSPITALS - 18.2%
Baa       BBB       $2,050   Colorado Health Facilities
                             Authority, Rocky Mountain
                             Adventist Healthcare,
                             6.625%, 2/1/13              $  2,107,298
NR        NR           900   Colorado Health Facilities
                             Authority, Cleo Wallace
                             Center, 7.00%, 8/1/15            917,640
NR        BBB-         650   Colorado Health Facilities
                             Authority, National Jewish
                             Center, 6.875%, 2/15/12          660,933
NR        BBB        2,000   Colorado Health Facilities
                             Authority, Vail Valley
                             Medical Center, 6.60%,
                             1/15/20                        2,055,400
Baa1      NR         2,000   Colorado Health Facilities
                             Authority, Parkview
                             Memorial Hospital, 6.125%,
                             9/1/25                         1,957,120
                                                         ------------
                                                         $  7,698,391
                                                         ------------
                             HOUSING - 18.1%
Aa        AA        $  750   Colorado Housing and
                             Finance Authority, 6.40%,
                             10/1/27                     $    764,295
NR        AAA        1,000   Denver County, Lofts
                             Project, 6.15%, 12/1/16        1,010,930
NR        NR           345   Lake Creek Affordable
                             Housing Corporation, 8.00%,
                             12/1/23                          358,983
NR        AAA        1,000   City of Lakewood, FHA
                             Insured Mortgage Loan,
                             (AMT) 6.65%, 10/1/25           1,039,370
Aa        NR         1,595   Colorado Housing and
                             Finance Authority, Single
                             Family Access Program,
                             7.90%, 12/1/24                 1,785,778
Aa        NR           840   Colorado Housing and
                             Finance Authority, Single
                             Family Access Program,
                             8.00%, 12/1/24                   947,654

     RATINGS
   (UNAUDITED)
------------------ PRINCIPAL
                    AMOUNT
         STANDARD    (000
MOODY'S  & POOR'S  OMITTED)           SECURITY              VALUE
------------------------------------------------------------------------
Aa        NR           585   Colorado Housing and
                             Finance Authority, (AMT)
                             7.65%, 12/1/25                   648,122
Aa        NR         1,000   Colorado Housing and
                             Finance Authority, (AMT)
                             7.55%, 11/1/27                 1,102,020
                                                         ------------
                                                         $  7,657,152
                                                         ------------
                             INDUSTRIAL DEVELOPMENT - 6.8%
A2        NR        $1,750   Puerto Rico Pollution
                             Control, American Home
                             Products Corporation,
                             5.10%, 12/1/18              $  1,602,300
Baa3      BB+        1,250   Puerto Rico Port Authority,
                             American Airlines, (AMT),
                             6.250%, 6/1/26                 1,283,688
                                                         ------------
                                                         $  2,885,988
                                                         ------------
                             INSURED GENERAL OBLIGATIONS - 11.5%
Aaa       AAA       $1,160   Highlands Ranch
                             Metropolitan District No.
                             2, Douglas County (FSA),
                             6.50%, 6/15/10              $  1,306,926
Aaa       AAA        1,000   Douglas and Elbert
                             Counties, Douglas County
                             School District, (MBIA)
                             6.40%, 12/15/11                1,115,910
Aaa       AAA        1,750   Eagle, Garfield & Routt
                             Counties, School District
                             No. RE 50J, (FGIC) 6.30%,
                             12/1/12                        1,877,768
Aaa       AAA        1,265   Thompson School District
                             0%, 12/15/12                     535,486
                                                         ------------
                                                         $  4,836,090
                                                         ------------
                             INSURED HOUSING - 2.6%
Aaa       AAA       $1,000   City of Thornton, SCA
                             Realty (FSA) 7.10%, 1/1/30  $  1,083,069
                                                         ------------
                             INSURED UTILITIES - 1.9%
Aaa       AAA       $  300   Commonwealth of Puerto
                             Rico, Electric Power
                             Authority, (FSA), Variable,
                             7/1/03 (1)                  $    331,125
Aaa       AAA          500   Commonwealth of Puerto
                             Rico, Telephone Authority,
                             (MBIA), Variable, 1/16/15
                             (1)                              485,000
                                                         ------------
                                                         $    816,125
                                                         ------------
                             INSURED SPECIAL TAX - 2.5%
Aaa       AAA       $1,000   City of Broomfield Sales
                             and User Tax, (AMBAC)
                             6.30%, 12/1/14              $  1,048,760
                                                         ------------
                             INSURED TRANSPORTATION - 1.8%
Aaa       AAA       $  750   City and County of Denver,
                             Denver International
                             Airport, (MBIA), 5.75%,
                             11/15/15 (2)                $    742,282
                                                         ------------

--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

     RATINGS
   (UNAUDITED)
------------------ PRINCIPAL
                    AMOUNT
         STANDARD    (000
MOODY'S  & POOR'S  OMITTED)           SECURITY              VALUE
------------------------------------------------------------------------
                             INSURED WATER & SEWER - 2.2%
Aaa       AAA       $1,000   Municipal Subdistrict,
                             Northern Colorado Water
                             Conservancy District,
                             (AMBAC) 5.00%, 12/1/17      $    916,910
                                                         ------------
                             SPECIAL TAX - 6.3%
NR        NR        $1,000   Cottonwood Water and Sewer
                             District, 7.75%, 12/1/20    $  1,002,140
Baa1      A          1,000   Puerto Rico Highway and
                             Transportation Authority,
                             5.25%, 7/1/20                    918,600
Baa1      A            750   Puerto Rico Highway and
                             Transportation Authority,
                             5.50%, 7/1/36                    718,035
                                                         ------------
                                                         $  2,638,775
                                                         ------------
                             TRANSPORTATION - 15.1%
Baa3      BB        $2,000   City and County of Denver,
                             Colorado Special Facilities
                             Airport System, United
                             Airlines, (AMT) 6.875%,
                             10/1/32,                    $  2,089,340
Baa       BBB          750   City and County of Denver,
                             Colorado Airport System,
                             (AMT) 7.00%, 11/15/25            785,640
Baa       BBB        1,500   City and County of Denver,
                             Colorado Airport System,
                             (AMT) 6.75%, 11/15/22          1,574,235
Baa       BBB          500   City and County of Denver,
                             Colorado Airport System,
                             (AMT) 7.50%, 11/15/23            552,865
NR        NR           500   Eagle County, Eagle County
                             Airport Terminal Project,
                             (AMT) 7.50%, 5/1/21              516,145
NR        BBB          750   Guam Airport Authority,
                             (AMT) 6.60%, 10/1/10             771,570
NR        BBB          100   Guam Airport Authority,
                             (AMT) 6.70%, 10/1/23             103,133
                                                         ------------
                                                         $  6,392,928
                                                         ------------

     RATINGS
   (UNAUDITED)
------------------ PRINCIPAL
                    AMOUNT
         STANDARD    (000
MOODY'S  & POOR'S  OMITTED)           SECURITY              VALUE
------------------------------------------------------------------------
                             UTILITIES - 5.3%
NR        BBB       $  500   Guam Power Authority,
                             6.625%, 10/1/14             $    519,460
Aa        A+         1,750   Platte River Power
                             Authority, 5.50%, 6/1/18       1,720,740
                                                         ------------
                                                         $  2,240,200
                                                         ------------
                             TOTAL TAX-EXEMPT
                             INVESTMENTS (IDENTIFIED
                             COST $39,970,332)           $ 42,218,420
                                                         ============

(1) The above designated securities have been issued as inverse floater bonds.
(2) Security has been segregated to cover margin requirements on open financial futures contracts.

AMT -- Interest earned from these securities may be considered a tax perference item for purposes of the Federal Alternative Minimum Tax.

The Portfolio primarily invests in debt securities issued by Colorado municipalities. The ability of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at January 31, 1997, 22.5% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage by financial institution ranged from 4.4% to 7.9% of total investments.

                       See notes to financial statements

                        Connecticut Municipals Portfolio
                  Portfolio of Investments - January 31, 1997
--------------------------------------------------------------------------------
                         TAX-EXEMPT INVESTMENTS - 100%
--------------------------------------------------------------------------------

     RATINGS
   (UNAUDITED)
------------------ PRINCIPAL
                    AMOUNT
         STANDARD    (000
MOODY'S  & POOR'S  OMITTED)           SECURITY              VALUE
------------------------------------------------------------------------
                             AIRPORTS - 1.2%
NR        BBB       $2,000   Guam Airport Authority
                             Revenue Bonds, (AMT),
                             6.70%, 10/1/23             $   2,062,660
                                                        -------------
                             EDUCATION - 8.1%
Ba2       BBB-      $5,500   Connecticut Health and
                             Educational Facilities
                             Authority, (HEFA),
                             University of Hartford,
                             6.80%, 7/1/22              $   5,520,185
NR        BBB-       4,775   Connecticut HEFA,
                             Quinnipiac College, 6.00%,
                             7/1/23                         4,559,027
Baa3      BBB-       1,000   Connecticut HEFA, Sacred
                             Heart University, 5.80%,
                             7/1/23                           928,130
Aaa       AAA        3,400   Connecticut HEFA, Yale
                             University, Variable,
                             6/10/30 (1)                    3,468,000
                                                        -------------
                                                        $  14,475,342
                                                        --------------

                             ESCROWED TO MATURITY & PRE-REFUNDED - 3.6%
NR        AA-       $  650   State of Connecticut
                             General Obligations Bonds,
                             6.875%, 7/15/10            $     712,218
A1        AAA          645   Connecticut Special Tax
                             Obligation Bonds, (STOB),
                             Transportation
                             Infrastructure Purposes,
                             6.50%, 7/1/09                    692,169
A         NR         1,630   City of Stratford, 7.30%,
                             3/1/12                         1,820,107
NR        AAA        1,000   Puerto Rico Industrial
                             Medical & Environmental
                             Pollution Control
                             Facilities, Dr. Pila
                             Hospital, 7.85%, 8/1/28        1,077,320
NR        A          1,000   Connecticut HEFA, Sacred
                             Heart University, 6.80%,
                             7/1/12                         1,123,240
A         AAA        1,000   City of Bridgeport,
                             6.125%, 3/1/05                 1,063,000
                                                        -------------
                                                        $   6,488,054
                                                        -------------
                             GENERAL OBLIGATIONS - 1.8%
Aa        AA-       $1,750   State of Connecticut,
                             Capital Appreciation
                             Bonds, 0%, 11/1/09         $     897,103
Aa        AA         1,270   City of Danbury, 4.50%,
                             2/1/14                         1,116,190
Aa1       NR           650   City of Farmington, 5.70%,
                             1/15/11                          677,814
NR        BBB          500   Government of Guam, 5.40%,
                             11/15/18                         458,910
                                                        -------------
                                                        $   3,150,017
                                                        -------------

     RATINGS
   (UNAUDITED)
------------------ PRINCIPAL
                    AMOUNT
         STANDARD    (000
MOODY'S  & POOR'S  OMITTED)           SECURITY              VALUE
------------------------------------------------------------------------
                             NURSING HOMES - 13.3%
A1        AA-       $  655   Connecticut HEFA, Non-
                             Hospital Program, (NHP),
                             Special Capital Reserve
                             Fund (SCRF), (St
                             Camillus), 6.25%, 11/1/18  $     680,846
A1        AA-        3,250   Connecticut HEFA, NHP,
                             (SCRF), (St. Joseph's
                             Manor), 6.25%, 11/1/16         3,405,480
A1        AA-        1,305   Connecticut HEFA, NHP,
                             (SCRF), (Sharon
                             Healthcare), 6.25%,
                             11/1/14                        1,361,454
A2        NR         9,000   Connecticut Development
                             Authority Health Care
                             Bonds, (Duncaster), 6.75%,
                             9/1/15                         9,509,580
A1        AA-          720   Connecticut HEFA, NHP,
                             (SCRF), (Highland View),
                             7.00%, 11/1/07                   803,808
A1        AA-          335   Connecticut HEFA, NHP,
                             (SCRF), (Wadsworth Glen),
                             (AMT), 7.00%, 11/1/07            373,994
A1        AA-        2,000   Connecticut HEFA, NHP,
                             (SCRF), (Wadsworth Glen),
                             (AMT), 7.50%, 11/1/16          2,275,000
A1        AA-        3,000   Connecticut HEFA, NHP,
                             (SCRF), (Windsor), 7.125%,
                             11/1/14                        3,372,720
A1        AA-          500   Connecticut HEFA, NHP,
                             (SCRF), (Windsor), 7.125%,
                             11/1/24                          558,735
NR        NR         1,240   Connecticut Development
                             Authority, (Baptist
                             Homes), 9.00%, 9/1/22          1,356,572
                                                        -------------
                                                        $  23,698,189
                                                        -------------
                             HOSPITALS - 7.9%
NR        A-        $5,780   Connecticut HEFA, William
                             W. Backus Hospital,
                             6.375%, 7/1/22             $   5,902,651
NR        A-         1,100   Connecticut HEFA, William
                             W. Backus Hospital, 6.00%,
                             7/1/12                         1,104,829
Baa1      NR         5,400   Connecticut HEFA, Griffin
                             Hospital, 5.75%, 7/1/23        4,932,684
NR        BBB-       2,000   Connecticut HEFA, New
                             Britan Memorial Hospital,
                             7.75%, 7/1/22                  2,143,580
                                                        -------------
                                                        $  14,083,744
                                                        -------------
                             HOUSING - 12.7%
Aa        NR        $  100   Connecticut HFA Mortgage
                             Revenue Bonds (MRB),
                             7.40%, 11/15/99            $     102,238
Aa        AA           200   Connecticut HFA, MRB,
                             7.00%, 11/15/09                  210,426

--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

     RATINGS
   (UNAUDITED)
------------------ PRINCIPAL
                    AMOUNT
         STANDARD    (000
MOODY'S  & POOR'S  OMITTED)           SECURITY              VALUE
------------------------------------------------------------------------
                             HOUSING - (CONTINUED)
Aa        AA         6,030   Connecticut HFA, MRB,
                             6.70%, 11/15/12                6,357,851
Aa        AA           210   Connecticut HFA, MRB,
                             6.55%, 11/15/13                  218,534
Aa        AA            15   Connecticut HFA, MRB,
                             7.625%, 11/15/17                  15,464
Aa        AA         1,700   Connecticut HFA, MRB,
                             6.35%, 5/15/17                 1,753,924
Aa        AA         2,490   Connecticut HFA, MRB,
                             6.60%, 11/15/23                2,586,288
Aa        AA         2,000   Connecticut HFA, MRB,
                             6.75%, 11/15/23                2,095,800
Aa        AA         3,000   Connecticut HFA, MRB,
                             6.20%, 5/15/14                 3,050,160
Aa        AA         1,340   Connecticut HFA, MRB,
                             (AMT), 6.90%, 5/15/20          1,405,312
Aa        AA         4,750   Connecticut HFA, MRB,
                             (AMT), 6.20%, 11/15/22         4,791,658
                                                        -------------
                                                        $  22,587,655
                                                        -------------

                             INDUSTRIAL DEVELOPMENT/POLLUTION CONTROL
                             REVENUES - 2.7%
Aaa       AAA       $1,000   Connecticut Development
                             Authority, Pollution
                             Control Revenue, (Pfizer
                             Inc.), 6.55%, 2/15/13      $   1,083,140
NR        NR         3,065   Connecticut Development
                             Authority Airport
                             Facility, (Signature
                             Flight), (AMT), 6.625%,
                             12/1/14                        3,084,861
Baa3      BB+          700   Puerto Rico Port
                             Authority, (American
                             Airlines), (AMT), 6.30%,
                             6/1/23                           714,966
                                                        -------------
                                                        $   4,882,967
                                                        -------------
                             INSURED AIRPORTS - 5.3%
Aaa       AAA       $8,200   State of Connecticut
                             Airport Revenue Bonds,
                             Bradley International
                             Airport, (FGIC), 7.65%,
                             10/1/12                    $   9,425,326
                                                        -------------

                             INSURED COLLEGE AND UNIVERSITY - 2.2%
Aaa       AAA       $1,200   Connecticut HEFA,
                             Connecticut College,
                             (MBIA), 6.625%, 7/1/11     $   1,299,384
Aaa       AAA        1,000   University of Connecticut,
                             (FGIC), 5.00%, 2/1/16            935,370
Aaa       AAA        1,555   Connecticut HEFA, Choate
                             Rosemary College, (MBIA),
                             6.80%, 7/1/15                  1,708,479
                                                        -------------
                                                        $   3,943,233
                                                        -------------
                             INSURED ELECTRIC - 1.9%
Aaa       AAA       $3,660   Connecticut Municipal
                             Electric Energy
                             Cooperative Bonds, (MBIA),
                             5.00%, 1/1/18              $   3,346,997
                                                        -------------

     RATINGS
   (UNAUDITED)
------------------ PRINCIPAL
                    AMOUNT
         STANDARD    (000
MOODY'S  & POOR'S  OMITTED)           SECURITY              VALUE
------------------------------------------------------------------------
                             INSURED GENERAL OBLIGATIONS - 2.4%
Aaa       AAA       $1,220   Town of Bethel, (MBIA),
                             6.50%, 2/15/09             $   1,372,805
Aaa       AAA          740   Town of Stratford, (MBIA),
                             6.60%, 3/1/11                    840,189
Aaa       AAA        1,000   City of New Britain,
                             (MBIA), 6.00%, 3/1/12          1,073,640
Aaa       AAA        1,000   Town of Plainfield,
                             (MBIA), 6.375%, 8/1/11         1,067,940
                                                        -------------
                                                        $   4,354,574
                                                        -------------
                             INSURED HEALTHCARE - 0.4%
Aaa       AAA       $  735   Connecticut HEFA, NHP,
                             (SCRF), (St. Joseph's
                             Living Center), (Secondary
                             AMBAC), 5.10%, 11/1/19     $     675,164
                                                        -------------
                             INSURED HOSPITALS - 10.4%
Aaa       AAA       $1,000   Connecticut HEFA,
                             Bridgeport Hospital,
                             (MBIA), 6.625%, 7/1/18     $   1,075,950
Aaa       AAA        4,000   Connecticut HEFA, St.
                             Francis Hospital, (FGIC),
                             5.00%, 7/1/23 (2)              3,552,680
Aaa       AAA        5,750   Connecticut HEFA, Lawrence
                             and Memorial Hospital,
                             (MBIA), 5.00%, 7/1/22 (2)      5,117,615
Aaa       AAA        1,000   Connecticut HEFA, Hospital
                             of St. Raphael, (AMBAC),
                             6.50%, 7/1/11                  1,123,620
Aaa       AAA        1,000   Connecticut HEFA, Danbury
                             Hospital, (AMBAC), 5.375%,
                             7/1/17                           969,820
Aaa       AAA        2,965   Connecticut HEFA, Veterans
                             Memorial Medical Center,
                             (MBIA), 5.375%, 7/1/15         2,903,802
Aaa       AAA        1,500   Connecticut HEFA, Hospital
                             of St. Raphael, (AMBAC),
                             6.625%, 7/1/14                 1,606,290
Aaa       AAA        2,000   Connecticut HEFA, Yale-New
                             Haven Hospital, (MBIA),
                             6.50%, 7/1/12                  2,140,280
                                                        -------------
                                                        $  18,490,057
                                                        -------------
                             INSURED HOUSING - 0.2%
Aaa       AAA       $  305   Puerto Rico Housing
                             Finance Corp, (SEC.
                             AMBAC), 7.50%, 10/1/11     $     319,140
                                                        -------------

--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

     RATINGS
   (UNAUDITED)
------------------ PRINCIPAL
                    AMOUNT
         STANDARD    (000
MOODY'S  & POOR'S  OMITTED)           SECURITY              VALUE
------------------------------------------------------------------------
                             SOLID WASTE - 8.9%
A         NR        $2,500   Bristol Resource Recovery
                             Facility Operating
                             Committee, (Ogden Martin
                             Systems), 6.50%, 7/1/14    $   2,635,450
A2        A          1,000   Connecticut Resources
                             Recovery Authority,
                             (American REF-FUEL
                             Company), (AMT), 8.10%,
                             11/15/15                       1,081,580
Baa1      AA-          450   Connecticut Resources
                             Recovery Authority,
                             (American REF-FUEL
                             Company), (SCRF), (AMT),
                             8.00%, 11/15/15                  485,383
A2        A          4,250   Connecticut Resources
                             Recovery Authority,
                             (American REF-FUEL
                             Company), (AMT), 6.45%,
                             11/15/22                       4,394,628
NR        BBB+       7,970   Eastern Connecticut
                             Resource Recovery
                             Authority, (Wheelabrator
                             Lisbon), 5.50%, 1/1/20         7,379,742
                                                        -------------
                                                        $  15,976,783
                                                        -------------
                             SPECIAL TAX - 6.6%
A1        AA-       $2,000   State of Connecticut,
                             STOB, 6.50%, 10/1/12       $   2,247,400
A1        AA-        3,180   State of Connecticut,
                             STOB, 6.125%, 9/1/12 (2)       3,446,929
Baa1      A          4,465   Puerto Rico Highway &
                             Transportation Authority,
                             5.50%, 7/1/15 (2)              4,416,376
Baa1      A            500   Puerto Rico Highway &
                             Transportation Authority,
                             5.50%, 7/1/15                    494,555
NR        NR         1,000   Virgin Islands Public
                             Finance Authority Revenue
                             Bonds, 7.25%, 10/1/18          1,066,280
                                                        -------------
                                                        $  11,671,540
                                                        -------------
                             STUDENT LOANS - 2.5%
A1        NR        $  420   Connecticut Higher
                             Education Supplemental
                             Loan Authority Revenue
                             Bonds, (AMT), 7.375%,
                             11/15/05                   $     439,458
A1        NR         2,630   Connecticut Higher
                             Education Supplemental
                             Loan Authority Revenue
                             Bonds, (AMT), 7.50%,
                             11/15/10                       2,748,666
A1        NR         1,280   Connecticut Higher
                             Education Supplemental
                             Loan Authority Revenue
                             Bonds, (AMT), 6.20%,
                             11/15/09                       1,307,635
                                                        -------------
                                                        $   4,495,759
                                                        -------------

     RATINGS
   (UNAUDITED)
------------------ PRINCIPAL
                    AMOUNT
         STANDARD    (000
MOODY'S  & POOR'S  OMITTED)           SECURITY              VALUE
------------------------------------------------------------------------
                             UTILITIES - 6.0%
A1        A         $2,000   Connecticut State
                             Development Authority,
                             (New England Power),
                             7.25%, 10/15/15            $   2,140,040
NR        BBB        3,625   Guam Power Authority
                             Revenue Bonds, 6.30%,
                             10/1/22                        3,675,134
NR        BBB        1,100   Guam Power Authority
                             Revenue Bonds, 6.625%,
                             10/1/14                        1,142,812
NR        NR         3,500   Virgin Islands Water and
                             Power Authority, Electric
                             Revenue System Bonds,
                             7.40%, 7/1/11                  3,720,990
                                                        -------------
                                                        $  10,678,976
                                                        -------------

                             WATER & SEWER REVENUE - 1.9%
Aaa       AA+       $1,250   State of Connecticut Clean
                             Water Fund Revenue Bonds,
                             6.00%, 10/1/12             $   1,342,925
NR        A+         2,225   Connecticut Development
                             Authority Water
                             Facilities, Stamford Water
                             Company, 5.30%, 9/1/28         2,054,053
                                                        -------------
                                                        $   3,396,978
                                                        -------------
                             TOTAL TAX-EXEMPT
                             INVESTMENTS (IDENTIFIED
                             COST $174,145,416)         $ 178,203,155
                                                        =============

(1) The above designated securities have been issued as inverse floater bonds.
(2) Security has been segregated to cover margin requirements for open financial futures contracts.

AMT -- Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

The Portfolio invests primarily in debt securities issued by Connecticut municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at January 31, 1997, 22.8% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage by financial institution ranged from 2.6% to 12.3% of total investments.

                       See notes to financial statements

                         Michigan Municipals Portfolio
                  Portfolio of Investments - January 31, 1997
                                  (Unaudited)
--------------------------------------------------------------------------------
                         TAX-EXEMPT INVESTMENTS - 100%
--------------------------------------------------------------------------------

     RATINGS
   (UNAUDITED)
------------------ PRINCIPAL
                    AMOUNT
         STANDARD    (000
MOODY'S  & POOR'S  OMITTED)           SECURITY              VALUE
------------------------------------------------------------------------
                             ELECTRIC UTILITIES - 2.5%
NR        BBB       $1,000   Guam Power Authority,
                             6.625%, 10/1/14            $   1,038,920
Baa1      BBB+         500   MI South Central Power
                             Agency Supply System,
                             6.75%, 11/1/10                   527,160
Baa1      BBB        1,790   Monroe County, MI PCR
                             Detroit Edison Project
                             (AMT), 7.75%, 12/1/19          1,935,796
Baa1      BBB+         365   Puerto Rico Electric Power
                             Authority, 7.125%, 7/1/14        391,911
                                                        -------------
                                                        $   3,893,787
                                                        -------------
                             ESCROWED - 5.6%
NR        NR        $2,550   Clintondale, MI Community
                             Schools, 6.75%, 5/1/24     $   2,862,324
Aaa       AAA        1,000   Lake Orion, MI School
                             District General
                             Obligation, 7.0%, 5/1/20       1,148,820
Aaa       AAA          750   MI HFA Oakwood Hospital,
                             7.20%, 11/1/15                   830,190
Aaa       AAA        3,500   Monroe County, MI EDC
                             Mercy Memorial Hospital,
                             7.0%, 9/1/21                   3,914,890
                                                        -------------
                                                        $   8,756,224
                                                        -------------
                             GENERAL OBLIGATIONS - 4.9%
Aa        AA        $  500   Avondale School District,
                             MI School Building and
                             Site, 6.75%, 5/1/14        $     536,240
Baa       BBB          500   Detroit, 6.70%, 4/1/10           529,850
Baa       BBB        5,470   Detroit, 6.35%, 4/1/14         5,604,015
Aa        AA         1,000   Mattawan, MI Consolidated
                             Schools, 6.40%, 5/1/09         1,071,360
                                                        -------------
                                                        $   7,741,465
                                                        -------------
                             HOSPITALS - 14.2%
NR        BBB       $2,000   Michigan HFA Central
                             Michigan Community
                             Hospital, 6.25%, 10/1/27   $   1,963,120
A         A            450   Michigan HFA Detroit
                             Medical Center Obligated
                             Group, 7.50%, 8/15/11            493,785
A2        A          4,225   Michigan HFA Detroit
                             Medical Center Obligated
                             Group, 5.50%, 8/15/23          3,980,795
A2        A          4,000   Michigan HFA Detroit
                             Medical Center Obligated
                             Group, 6.25%, 8/15/13          4,115,680

     RATINGS
   (UNAUDITED)
------------------ PRINCIPAL
                    AMOUNT
         STANDARD    (000
MOODY'S  & POOR'S  OMITTED)           SECURITY              VALUE
------------------------------------------------------------------------
Aa        AA           250   Michigan HFA Henry Ford
                             Continuing Care
                             Corporation, 6.75%, 7/1/11       265,875
A1        NR         9,000   Michigan HFA McLaren
                             Obligated Group, 4.50%,
                             10/15/21                       7,227,180
A2        A          4,130   Michigan HFA MidMichigan
                             Obligated Group, 6.625%,
                             6/1/10                         4,232,135
                                                        -------------
                                                        $  22,278,570
                                                        -------------
                             HOUSING - 1.3%
NR        A+        $1,020   Michigan HDA Rental
                             Housing (AMT), 7.15%,
                             4/1/10                     $   1,074,927
NR        AA+        1,000   Michigan HDA Single Family
                             Mortgage (AMT), 6.20%,
                             12/1/27                        1,002,390
                                                        -------------
                                                        $   2,077,317
                                                        -------------

                             INDUSTRIAL DEVELOPMENT REVENUE/
                             POLLUTION CONTROL REVENUE - 10.6%
Baa1      BBB       $6,970   Dickinson, MI - Champion
                             International, 5.85%,
                             10/1/18                    $   6,848,443
A3        A-         5,970   Michigan Strategic Fund -
                             General Motors, 6.20%,
                             9/1/20                         6,094,056
NR        BB-          110   Michigan Strategic Fund -
                             KMart Corporation, 6.80%,
                             6/15/07                          109,997
NR        NR         3,000   Michigan Strategic
                             Fund - SD Warren Company,
                             7.375%, 1/15/22                3,090,360
NR        BB-          530   Richmond, MI EDC KMart
                             Corporation, 6.625%,
                             1/1/07                           528,670
                                                        -------------
                                                        $  16,671,526
                                                        -------------
                             INSURED EDUCATION - 7.1%
Aaa       AAA       $  500   Eastern Michigan
                             University, (AMBAC),
                             6.375%, 6/1/14             $     528,070
Aaa       AAA        2,500   Eastern Michigan
                             University, (FGIC), 5.50%,
                             6/1/27                         2,422,750
Aaa       AAA        1,500   Ferris State University,
                             Michigan (MBIA), 5.25%,
                             10/1/15                        1,443,765
Aaa       AAA        3,360   Ferris State University,
                             Michigan (MBIA), 5.25%,
                             10/1/20                        3,162,533

--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

     RATINGS
   (UNAUDITED)
------------------ PRINCIPAL
                    AMOUNT
         STANDARD    (000
MOODY'S  & POOR'S  OMITTED)           SECURITY              VALUE
------------------------------------------------------------------------
                             INSURED EDUCATION - (CONTINUED)
Aaa       AAA        1,000   Grand Rapids Michigan
                             Community College (MBIA),
                             5.375%, 5/1/19                   961,040
Aaa       AAA        2,350   Western Michigan
                             University (FGIC), 5.00%,
                             7/15/21                        2,107,268
Aaa       AAA          500   Western Michigan
                             University (AMBAC), 6.50%,
                             7/15/21                          535,250
                                                        -------------
                                                        $  11,160,676
                                                        -------------

                             INSURED ELECTRIC UTILITIES - 3.4%
Aaa       AAA       $  300   Michigan Strategic Fund,
                             Detroit Edison Company
                             (FGIC), 6.95%, 5/1/11      $     347,829
Aaa       AAA        4,000   Michigan Strategic Fund,
                             Detroit Edison Company
                             (FGIC), 6.95%, 9/1/21          4,373,520
Aaa       AAA          550   Monroe, MI PCR Detroit
                             Edison Company (FGIC)
                             (AMT), 7.65%, 9/1/20             605,792
                                                        -------------
                                                        $   5,327,141
                                                        -------------

                             INSURED GENERAL OBLIGATIONS - 17.2%
Aaa       AAA       $1,535   Airport, MI Community
                             School District (AMBAC),
                             5.125%, 5/1/22             $   1,412,676
Aaa       AAA        1,000   Beal, MI School District
                             (FSA), 5.00%, 5/1/21             907,920
Aaa       AAA        2,000   Big Rapids, MI School
                             District (FGIC), 5.625%,
                             5/1/20                         1,959,180
Aaa       AAA          500   Dearborn, MI School
                             District (MBIA), 5.00%,
                             5/1/10                           484,650
Aaa       AAA          500   Detroit (FGIC), 5.50%,
                             4/1/16                           486,685
Aaa       AAA        4,000   Grand Ledge, MI School
                             District (MBIA), 5.375%,
                             5/1/24                         3,807,600
Aaa       AAA        2,000   Holland, MI School
                             District (AMBAC), 0%,
                             5/1/17                           624,660
Aaa       AAA        3,000   Kalamazoo, MI Public
                             Library (MBIA), 5.40%,
                             5/1/14                         2,970,210
Aaa       AAA        1,500   Lincoln Park, MI School
                             District (FGIC), 5.90%,
                             5/1/26                         1,522,635
Aaa       AAA        4,500   Livonia, MI School
                             District (FGIC), 5.125%,
                             5/1/22                         4,141,395
Aaa       AAA        2,000   Lowell, MI Schools (FGIC),
                             0%, 5/1/16                       661,600
Aaa       AAA        1,300   Mason, MI School District
                             (FGIC), 5.40%, 5/1/21          1,244,854
Aaa       AAA        2,610   Okemos, MI Public Schools
                             (MBIA), 0%, 5/1/16               863,388
Aaa       AAA        1,000   Reeths-Puffer, MI School
                             District (FGIC), 5.75%,
                             5/1/15                         1,011,870
     RATINGS
   (UNAUDITED)
------------------ PRINCIPAL
                    AMOUNT
         STANDARD    (000
MOODY'S  & POOR'S  OMITTED)           SECURITY              VALUE
------------------------------------------------------------------------
Aaa       AAA        1,000   Riverview, MI Community
                             School District (AMBAC),
                             5.25%, 5/1/21                    938,050
Aaa       AAA        1,000   Schoolcraft, MI Community
                             School (FGIC), 5.375%,
                             5/1/26                           955,960
Aaa       AAA          250   Traverse, MI Public
                             Schools (MBIA), 5.70%,
                             5/1/16                           250,455
Aaa       AAA        1,460   Willow Run, MI Community
                             School District (AMBAC),
                             5.00%, 5/1/18                  1,344,163
Aaa       AAA        1,500   Ypsilanti, MI School
                             District (FGIC), 5.375%,
                             5/1/26                         1,433,940
                                                        -------------
                                                        $  27,021,891
                                                        -------------
                             INSURED HOSPITALS - 8.5%
Aaa       AAA       $2,500   Dearborn, Michigan EDA
                             Oakwood Obligated Group
                             (MBIA), 5.25%, 8/15/14     $   2,403,000
Aaa       AAA        3,500   Jackson, Michigan HFA W.A.
                             Foote Memorial (FGIC),
                             4.75%, 6/1/15                  3,059,560
Aaa       AAA        1,000   Kalamazoo, Michigan HFA
                             Borgess Medical Center
                             (FGIC), 5.25%, 6/1/17            935,310
Aaa       AAA        3,500   Kent, Michigan HFA
                             Butterworth Health System
                             (MBIA), 6.125%, 1/15/21        3,586,870
Aaa       AAA        3,200   Michigan HFA Linked Bulls
                             & Bears (FSA), 6.10%,
                             8/15/22                        3,298,144
                                                        -------------
                                                        $  13,282,884
                                                        -------------
                             INSURED HOUSING - 0.3%
Aaa       AAA       $  500   Michigan HDA Parkway
                             Meadows Projects (FSA),
                             6.85%, 10/15/18            $     528,085
                                                        -------------

                             INSURED WATER & SEWER - 7.8%
Aaa       AAA       $  300   Clinton Township, Michigan
                             Water and Sewage System
                             (AMBAC), 4.75%, 7/1/09     $     281,862
Aaa       AAA          400   Clinton Township, Michigan
                             Water and Sewage System
                             (AMBAC), 4.75%, 7/1/10           370,880
Aaa       AAA          400   Clinton Township, Michigan
                             Water and Sewage System
                             (AMBAC), 4.75%, 7/1/11           367,580
Aaa       AAA          400   Clinton Township, Michigan
                             Water and Sewage System
                             (AMBAC), 4.75%, 7/1/12           364,216

--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

     RATINGS
   (UNAUDITED)
------------------ PRINCIPAL
                    AMOUNT
         STANDARD    (000
MOODY'S  & POOR'S  OMITTED)           SECURITY              VALUE
------------------------------------------------------------------------
                             INSURED WATER & SEWER - (CONTINUED)
Aaa       AAA        4,425   Detroit City, Michigan
                             Water Supply System
                             (FGIC), 6.25%, 7/1/12          4,681,207
Aaa       AAA        7,180   Detroit City, Michigan
                             Water Supply System
                             (FGIC), 4.75%, 7/1/19          6,188,227
                                                        -------------
                                                        $  12,253,972
                                                        -------------
                             LIFE CARE - 0.6%
NR        NR        $1,000   Michigan HFA Presbyterian
                             Village, 6.50%, 1/1/25     $   1,004,810
                                                        -------------
                             MISCELLANEOUS - 3.9%
NR        A         $  590   Michigan Municipal Bond
                             Authority Local Government
                             Loan, 6.90%, 5/1/21        $     641,832
Aa        AA         2,550   Michigan Municipal Bond
                             Authority Local Government
                             Loan-Qualified School,
                             6.50%, 5/1/07                  2,781,948
Aa        AA           760   Michigan Municipal Bond
                             Authority Local Government
                             Loan, 6.50%, 5/1/08              825,140
NR        A-         1,770   Michigan Strategic
                             Environmental Research
                             Institute, 6.375%, 8/15/12     1,855,703
                                                        -------------
                                                        $   6,104,623
                                                        -------------
                             POOLED LOAN - 1.3%
NR        A         $1,825   MI Muni Bond Authority
                             Revenue, 6.75%, 5/1/12     $   2,010,675
                                                        -------------
                             SOLID WASTE - 0.6%
Ba1       BBB-      $1,000   Central Wayne, MI
                             Sanitation Authority,
                             6.50%, 7/1/07              $   1,005,640
                                                        -------------
                             SPECIAL TAX REVENUE - 6.7%
NR        BBB+      $  250   Battle Creek, Michigan
                             Downtown Development
                             Authority Tax Increment,
                             7.60%, 5/1/16              $     285,598
NR        BBB+       1,315   Battle Creek, Michigan
                             Downtown Development
                             Authority Tax Increment,
                             7.65%, 5/1/22                  1,506,135

     RATINGS
   (UNAUDITED)
------------------ PRINCIPAL
                    AMOUNT
         STANDARD    (000
MOODY'S  & POOR'S  OMITTED)           SECURITY              VALUE
------------------------------------------------------------------------
NR        A          7,650   Detroit, Michigan
                             Convention Facility Cobo
                             Hall Expansion Project,
                             5.25%, 9/30/12 (1)             7,212,650
NR        A-         3,050   Detroit, Michigan Downtown
                             Tax Increment, 0%, 7/1/16        940,833
NR        A-         2,000   Detroit, Michigan Downtown
                             Tax Increment, 0%, 7/1/20        478,720
                                                        -------------
                                                        $  10,423,936
                                                        -------------
                             TRANSPORTATION - 2.3%
Baa3      BB+       $3,500   Puerto Rico Port
                             Authority - American
                             Airlines (AMT), 6.25%,
                             6/1/26                     $   3,594,325
                                                        -------------
                             WATER AND SEWER - 1.2%
Aa        AA        $1,895   Lansing City, Michigan
                             Water and Electric Utility
                             System, 4.90%, 7/1/10      $   1,799,227
                                                        -------------
                             TOTAL TAX-EXEMPT
                             INVESTMENTS (IDENTIFIED
                             COST, $149,021,400)        $ 156,936,774
                                                        =============

(1) Security has been segregated to cover margin requirements on open financial futures contracts.

AMT -- Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

The Portfolio invests primarily in debt securities issued by Michigan municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at January 31, 1997, 44.3% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institutions ranged from 3.0% to 24.8% of total investments.

                       See notes to financial statements

                         Minnesota Municipals Portfolio
                  Portfolio of Investments - January 31, 1997
                                  (Unaudited)
--------------------------------------------------------------------------------
                         TAX-EXEMPT INVESTMENTS - 100%
--------------------------------------------------------------------------------

     RATINGS
   (UNAUDITED)
------------------ PRINCIPAL
                    AMOUNT
         STANDARD    (000
MOODY'S  & POOR'S  OMITTED)           SECURITY              VALUE
------------------------------------------------------------------------
                             ASSISTED LIVING - 1.6%
NR        NR        $1,000   St. Paul Housing &
                             Redevelopment Authority,
                             Highland Park, 8.75%,
                             11/1/24                     $  1,081,830
                                                         ------------
                             EDUCATION - 0.9%
A         NR        $  100   Minnesota Higher Education
                             Facilities Authority, St.
                             Olaf College, 6.25%,
                             4/1/10                      $    100,133
Baa       NR           500   Minnesota Higher Education
                             Facilities Authority, St.
                             Mary's College, 6.15%,
                             10/1/23                          501,110
                                                         ------------
                                                         $    601,243
                                                         ------------
                             ESCROWED - 4.8%
Aaa       AAA       $  100   Minnesota Public Fiance
                             Authority, Pollution
                             Control, Prerefunded to
                             3/1/99, 7.00%, 3/1/09       $    107,674
Aaa       AAA          150   Minnesota Public Fiance
                             Authority, Pollution
                             Control, Prerefunded to
                             3/1/01, 6.70%, 3/1/13            165,135
Aaa       AA+        1,700   State of Minnesota,
                             Prerefunded to 8/1/02,
                             Variable, 8/1/11 (1)           1,982,625
Aaa       AAA        1,000   St. Cloud, St. Cloud
                             Hospital, (AMBAC),
                             Prerefunded to 7/1/01,
                             6.75%, 7/1/15                  1,105,810
                                                         ------------
                                                         $  3,361,244
                                                         ------------
                             GENERAL OBLIGATIONS - 5.1%
Aaa       AAA       $  700   Minneapolis, 6.25%, 4/1/12  $    744,093
Aaa       AAA          200   Minneapolis & St. Paul
                             Airports Commission,
                             (AMT), 6.60%, 1/1/09             214,912
Aaa       AAA          300   Minneapolis & St. Paul
                             Airports Commission,
                             (AMT), 6.60%, 1/1/10             319,671
A1        AA-          200   Saint Cloud, Variable,
                             8/1/13 (1)                       214,750
Aaa       AA+        1,000   State of Minnesota, 5.40%,
                             8/1/13                         1,001,570
Aaa       AA+        1,000   State of Minnesota, Duluth
                             Airport, (AMT), 6.25%,
                             8/1/14                         1,048,650
                                                         ------------
                                                         $  3,543,646
                                                         ------------
                             HOSPITALS - 14.8%
NR        A         $  750   Bemidji, North County
                             Health Care Facilities,
                             5.625%, 9/1/21              $    728,580
A         A-         1,250   St. Paul, Minnesota
                             Housing and Redevelopment
                             Authority, Group Health
                             Plan, Inc., 6.75%, 12/1/13     1,344,838

     RATINGS
   (UNAUDITED)
------------------ PRINCIPAL
                    AMOUNT
         STANDARD    (000
MOODY'S  & POOR'S  OMITTED)           SECURITY              VALUE
------------------------------------------------------------------------
A         A-           250   St. Paul Minnesota Housing
                             and Redevelopment
                             Authority, Group Health
                             Plan, Inc., 6.90%,
                             10/15/22                         270,165
NR        BBB+       2,120   Red Wing, Minnesota Health
                             Care Facilities, River
                             Region Obligated Group,
                             6.50%, 9/1/22                  2,151,270
NR        AA+        2,200   City of Rochester,
                             Minnesota Health Care
                             Facilities, Mayo
                             Foundation, Variable,
                             11/15/15 (1)                   2,318,250
Baa       BBB        1,000   St. Paul Housing and
                             Redevelopment Authority,
                             Minnesota, Healtheast
                             Project, 6.625%, 11/1/17       1,023,370
Baa       BBB        2,500   St. Paul Housing and
                             Redevelopment Authority,
                             Minnesota, Healtheast
                             Project, 6.625%, 11/1/17       2,558,425
                                                         ------------
                                                         $ 10,394,898
                                                         ------------
                             HOUSING - 23.1%
NR        AAA       $  300   Coon Rapids, MFH, Browns
                             Meadow Manor, (FHA),
                             (AMT), 6.85%, 8/1/33        $    309,738
NR        AAA        1,395   County of Dakota,
                             Minnesota Housing and
                             Redevelopment Authority,
                             (GNMA), 7.375%, 12/1/29        1,510,813
Aaa       NR           500   Egan, MFH, (GNMA), 5.95%,
                             2/1/32                           500,425
Aaa       NR           500   Little Canada, MFH,
                             (GNMA), 5.95%, 2/1/32            500,425
Aa        NR         1,200   Maplewood, MFH, Beaver
                             Creek Apartments, (FHA),
                             6.50%, 9/1/24                  1,242,288
Aa        NR         1,250   St. Louis Park, MFMR,
                             (FHA), 6.25%, 12/1/28          1,268,537
Aaa       NR         1,685   St. Paul, MFH, Sun Cliffe
                             Project, (GNMA), 6.00%,
                             7/1/31                         1,686,230
NR        AAA           90   Minneapolis and St. Paul
                             Housing Finance Board,
                             (GNMA), (AMT), 7.30%,
                             8/1/31                            94,350
Aa        AA+          370   Minnesota Housing Finance
                             Agency, SFM, 7.70%, 7/1/14       390,491
Aa        AA+          380   Minnesota Housing Finance
                             Agency, SFM, (AMT), 7.05%,
                             7/1/22                           395,196
Aa        AA+          415   Minnesota Housing Finance
                             Agency, SFM, 6.95%, 7/1/16       437,501

--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

     RATINGS
   (UNAUDITED)
------------------ PRINCIPAL
                    AMOUNT
         STANDARD    (000
MOODY'S  & POOR'S  OMITTED)           SECURITY              VALUE
------------------------------------------------------------------------
                             HOUSING - (CONTINUED)
Aa        AA+        1,000   Minnesota Housing Finance
                             Agency, SFM, (AMT), 6.75%,
                             7/1/12                         1,041,270
Aa        AA+        1,235   Minnesota Housing Finance
                             Agency, SFM, (AMT), 6.85%,
                             1/1/24                         1,285,042
Aa        AA+        4,075   Minnesota Housing Finance
                             Agency, SFM, (AMT), 6.50%,
                             1/1/26                         4,152,833
Aa        AA+          670   Minnesota Housing Finance
                             Agency, SFM, (AMT), 6.75%,
                             1/1/26                           692,311
NR        AAA          215   St. Paul, Minnesota
                             Housing and Redevelopment
                             Authority, (FNMA), 6.95%,
                             12/1/31                          223,772
NR        AAA          340   St. Paul, Minnesota
                             Housing and Redevelopment
                             Authority, (FNMA), 6.90%,
                             12/1/21                          354,630
                                                         ------------
                                                         $ 16,085,852
                                                         ------------

                             INDUSTRIAL DEVELOPMENT/ POLLUTION
                             CONTROL - 7.4%
NR        A-        $1,000   Cloquet, Minnesota
                             Potlatch Corporation,
                             5.90%, 10/1/26              $  1,008,050
NR        A-           300   Minneapolis, Minnesota
                             Community Development
                             Agency, 6.40%, 12/1/04           313,209
NR        BBB+         100   Minneapolis, Minnesota
                             Community Development
                             Agency, 7.35%, 12/1/09           106,044
NR        BBB+       1,250   Minneapolis, Minnesota
                             Community Development
                             Agency, 7.40%, 12/1/21         1,322,400
NR        BBB+       1,605   Minneapolis, Minnesota
                             Community Development
                             Agency, (AMT), 6.80%,
                             12/1/24                        1,666,809
NR        BBB+         750   Minneapolis, Minnesota
                             Community Development
                             Agency, 6.00%, 6/1/11            741,772
                                                         ------------
                                                         $  5,158,284
                                                         ------------

                             INSURED GENERAL OBLIGATIONS - 2.1%
Aaa       AAA       $1,330   St. Francis, Minnesota
                             Independent School
                             District No. 15, (FGIC),
                             6.35%, 2/1/12               $  1,433,381
                                                         ------------

     RATINGS
   (UNAUDITED)
------------------ PRINCIPAL
                    AMOUNT
         STANDARD    (000
MOODY'S  & POOR'S  OMITTED)           SECURITY              VALUE
------------------------------------------------------------------------
                             INSURED HOSPITALS - 13.6%
Aaa       AAA       $1,435   Duluth Economic
                             Development Authority, The
                             Duluth Clinic, (AMBAC),
                             6.30%, 11/1/22              $  1,498,685
Aaa       AAA          100   Minneapolis and St. Paul
                             Health Care Systems,
                             Health One Obligated
                             Group, (MBIA), 7.40%,
                             8/15/11                          110,213
Aaa       AAA        3,455   Minneapolis and St. Paul
                             Health Care Systems,
                             Healthspan, (AMBAC),
                             4.75%, 11/15/18                2,976,655
Aaa       AAA          250   Minneapolis, Hospital
                             Revenue, Fairview Hospital
                             and Healthcare, (MBIA),
                             6.50%, 1/1/11                    267,530
Aaa       AAA          450   Plymouth, Minnesota Health
                             Facilities, Westhealth
                             Project, (CGIC), 6.25%,
                             6/1/16                           470,498
Aaa       AAA        4,000   St. Louis Park, Minnesota
                             Health Care Facilities,
                             Minnesota Obligated Group,
                             (AMBAC), 5.20%, 7/1/23         3,664,760
Aaa       AAA          500   St. Paul Housing and
                             Redevelopment Authority,
                             Minnesota, St. Paul-Ramsey
                             Medical Center Project,
                             (AMBAC), 5.55%, 5/15/23          482,215
                                                         ------------
                                                         $  9,470,556
                                                         ------------
                             INSURED HOUSING - 2.3%
Aaa       AAA       $1,500   SCA Tax Exempt Trust,
                             Burnsville, Minnesota MFH,
                             (FSA), 7.10%, 1/1/30        $  1,624,605
                                                         ------------
                             INSURED SPECIAL TAX - 4.3%
Aaa       AAA       $3,000   St. Paul Housing and
                             Redevelopment Authority,
                             Civic Center Project,
                             (MBIA), 5.45%, 11/01/13     $  3,002,340
                                                         ------------
                             INSURED UTILITIES - 10.7%
Aaa       AAA       $  300   Northern Municipal Power
                             Agency, (AMBAC), 6.00%,
                             1/1/19                      $    302,001
Aaa       AAA          450   Southern Minnesota
                             Municipal Power Agency,
                             (MBIA), 5.00%, 1/1/12            428,382
Aaa       AAA          300   Southern Minnesota
                             Municipal Power Agency,
                             (MBIA), Variable, 1/1/18
                             (1)                              299,625

--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

     RATINGS
   (UNAUDITED)
------------------ PRINCIPAL
                    AMOUNT
         STANDARD    (000
MOODY'S  & POOR'S  OMITTED)           SECURITY              VALUE
------------------------------------------------------------------------
                             INSURED UTILITIES - (CONTINUED)
Aaa       AAA        1,500   Southern Minnesota
                             Municipal Power Agency,
                             (MBIA), 4.75%, 1/1/16          1,318,095
Aaa       AAA        6,300   Southern Minnesota
                             Municipal Power Agency,
                             (MBIA), 0%, 1/1/20             1,703,205
Aaa       AAA        6,950   Southern Minnesota
                             Municipal Power Agency,
                             (MBIA), 0%, 1/1/21             1,754,180
Aaa       AAA        6,000   Southern Minnesota
                             Municipal Power Agency,
                             (MBIA), 0%, 1/1/25             1,202,940
Aaa       AAA          510   Western Minnesota
                             Municipal Power Agency,
                             (MBIA), 5.50%, 1/1/15            505,104
                                                         ------------
                                                         $  7,513,532
                                                         ------------

                             LEASE/CERTIFICATES OF PARTICIPATION - 3.2%
Baa1      NR        $  350   Cambridge, Minnesota
                             Economic Development
                             Authority, 6.25%, 2/1/14    $    355,768
Aa        AA         1,770   Hennepin County, 6.80%,
                             5/15/17                        1,908,308
                                                         ------------
                                                         $  2,264,076
                                                         ------------
                             SOLID WASTE - 0.7%
Aa3       AA-       $  450   Anoka County, Minnesota
                             Solid Waste Disposal,
                             National Rural Utility,
                             (AMT), 6.95%, 12/1/08       $    484,514
                                                         ------------
                             UTILITIES - 5.4%
Baa1      BBB+      $1,130   Bass Brook, Minnesota
                             Pollution Control Revenue,
                             Minnesota Power & Light
                             Company, 6.00%, 7/1/22      $  1,133,752
A         A          1,500   Northern Municipal Power
                             Agency, Minnesota
                             Electric, 7.25%, 1/1/16        1,590,855
A         A+         1,100   Southern Minnesota
                             Municipal Power Agency,
                             5.00%, 1/1/12 (2)              1,028,522
                                                         ------------
                                                         $  3,753,129
                                                         ------------
                             TOTAL TAX-EXEMPT
                             INVESTMENTS (IDENTIFIED
                             COST, $65,933,001)          $ 69,773,130
                                                         ------------
------------------------------------------------------------------------
           PUT OPTIONS ON FINANCIAL FUTURES CONTRACTS - 0%
------------------------------------------------------------------------

                  CONTRACTS SECURITY                           VALUE
------------------------------------------------------------------------
                        25   30 year-U.S. Treasury Bond
                             American, expiration
                             2/22/97 Strike Price $108
                             (identified cost $12,241)   $      4,297
                                                         ------------
                             TOTAL INVESTMENTS
                             (IDENTIFIED COST,
                             $65,945,242)                $ 69,777,427
                                                         ============

(1) The above designated securities have been issued as inverse floater bonds.
(2) Security has been segregated to cover margin requirements on open financial futures contracts.

AMT -- Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

The portfolio primarily invests in debt securities issued by Minnesota municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at January 31, 1997, 33.0% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage by financial institution ranged from 2.3% to 15.2% of total investments.

                       See notes to financial statements

                        New Jersey Municipals Portfolio
                  Portfolio of Investments - January 31, 1997
                                  (Unaudited)
--------------------------------------------------------------------------------
                         TAX-EXEMPT INVESTMENTS - 100%
--------------------------------------------------------------------------------

     RATINGS
   (UNAUDITED)
------------------ PRINCIPAL
                    AMOUNT
         STANDARD    (000
MOODY'S  & POOR'S  OMITTED)           SECURITY              VALUE
-------------------------------------------------------------------------
                             ASSISTED LIVING - 2.1%
NR        NR       $ 3,630   New Jersey Economic
                             Development Authority,
                             Forsgate, (AMT), 8.625%,
                             6/1/25                     $   3,822,063
NR        NR         3,750   New Jersey Economic
                             Development Authority,
                             Chelsea East Brunswick,
                             8.25%, 10/1/26                 3,741,038
                                                        -------------
                                                        $   7,563,101
                                                        -------------
                             COGENERATION - 5.7%
NR        BB+      $12,750   New Jersey Economic
                             Development Authority,
                             Vineland Cogeneration
                             Limited Partnership,
                             (AMT), 7.875%, 6/1/19      $  13,773,825
NR        BBB-       1,725   New Jersey Economic
                             Development Authority,
                             Trigen Trenton Project,
                             (AMT), 6.20%, 12/1/07          1,754,239
NR        NR         5,000   Port Authority of New York
                             and New Jersey, KIAC,
                             6.75%, 10/1/19                 5,112,850
                                                        -------------
                                                        $  20,640,914
                                                        -------------
                             EDUCATION - 2.9%
Baa1      BBB      $ 2,480   New Jersey Educational
                             Facilities Authority,
                             Seton Hall University,
                             7.00%, 7/1/21              $   2,608,290
Aaa       AAA          845   New Jersey Educational
                             Facilities Authority,
                             Seton Hall University,
                             (BIGI), 6.85%, 7/1/19            902,815
Aa1       AA+        1,000   New Jersey Educational
                             Facilities Authority,
                             Princeton Theological
                             Seminary, 6.375%, 7/1/22       1,064,810
NR        NR         8,800   New Jersey Higher
                             Educational Student Loan
                             Bonds, (AMT), 0%, 7/1/10       3,111,856
A1        AA         2,500   Rutgers, The State
                             University of New Jersey,
                             6.85%, 5/1/21                  2,730,000
                                                        -------------
                                                        $  10,417,771
                                                        -------------
                             ESCROWED/PREREFUNDED - 4.1%
Aaa       AAA      $   870   The City of Newark, New
                             Jersey, (AMBAC),
                             Prerefunded to 10/1/99,
                             7.375%, 10/1/07            $     956,017
NR        NR         2,000   County of Passaic, New
                             Jersey, Prerefunded to
                             9/1/99, 6.70%, 9/1/13          2,159,860

     RATINGS
   (UNAUDITED)
------------------ PRINCIPAL
                    AMOUNT
         STANDARD    (000
MOODY'S  & POOR'S  OMITTED)           SECURITY              VALUE
-------------------------------------------------------------------------
Baa1      A          5,645   Puerto Rico Aqueduct and
                             Sewer Authority,
                             Prerefunded to 7/1/98,
                             7.875%, 7/1/17                 6,075,939
Aaa       A+         1,000   New Jersey Economic
                             Development Authority,
                             Performing Arts Center
                             Site Acquisition,
                             Prerefunded to 6/15/01,
                             6.75%, 6/15/12                 1,105,010
Aa        AAA        1,205   New Jersey Health Care
                             Facilities Financing
                             Authority, Barnert
                             Hospital, (FHA),
                             Prerefunded to 8/1/01,
                             6.80%, 8/1/19                  1,327,139
Aa        AA         1,040   New Jersey Wastewater
                             Treatment Trust,
                             Prerefunded to 6/15/98,
                             7.25%, 6/15/08                 1,103,898
Aaa       AAA        1,155   New Jersey Educational
                             Facilities Authority,
                             Seton Hall University,
                             (BIGI), Prerefunded to
                             7/1/99, 6.85%, 7/1/19          1,248,012
A         AA         1,000   University of Medicine and
                             Dentistry, Prerefunded to
                             12/1/99, 7.20%, 12/1/129       1,097,190
                                                        -------------
                                                        $  15,073,065
                                                        -------------
                             GENERAL OBLIGATIONS - 7.4%
NR        BBB      $ 9,745   Government of Guam, 5.40%,
                             11/15/18                   $   8,944,156
NR        A+         3,250   The Hudson County
                             Improvement Authority,
                             6.625%, 8/1/25                 3,460,957
Aa        NR         3,000   Mercer County Improvement
                             Authority Solid Waste, 0%,
                             4/1/10                         1,466,580
Baa1      A          5,000   Commonwealth of Puerto
                             Rico, 6.50%, 7/1/23            5,340,000
Baa1      A          3,750   Puerto Rico Public
                             Buildings Authority,
                             Public Education and
                             Health Facilities, 5.75%,
                             7/1/15                         3,718,275
Baa1      A          2,000   Puerto Rico Public
                             Buildings Authority,
                             Public Education and
                             Health Facilities, 5.50%,
                             7/1/21                         1,898,320
Baa1      A          2,075   Puerto Rico Public
                             Buildings Authority,
                             Public Education and
                             Health Facilities, 5.75%,
                             7/1/16                         2,056,927
                                                        -------------
                                                        $  26,885,215
                                                        -------------

--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

     RATINGS
   (UNAUDITED)
------------------ PRINCIPAL
                    AMOUNT
         STANDARD    (000
MOODY'S  & POOR'S  OMITTED)           SECURITY              VALUE
------------------------------------------------------------------------
                             HOSPITALS - 9.6%
Aa        AAA      $ 9,585   New Jersey Health Care
                             Facilities Financing
                             Authority, Barnert
                             Hospital, (FHA), 6.80%,
                             8/1/19                     $   9,998,401
Baa2      BBB        5,400   New Jersey Health Care
                             Facilities Financing
                             Authority, St Elizabeth's
                             Hospital, 6.00%, 7/1/27        5,349,726
A3        A-         2,300   New Jersey Health Care
                             Facilities Financing
                             Authority, Atlantic City
                             Medical Center, 6.80%,
                             7/1/11                         2,478,756
Baa1      NR         5,875   New Jersey Health Care
                             Facilities Financing
                             Authority, Deborah Heart
                             and Lung Center, 6.30%,
                             7/1/23                         5,942,210
Baa       NR         4,000   New Jersey Health Care
                             Facilities Financing
                             Authority, Southern Ocean
                             County Hospital, 6.25%,
                             7/1/23                         4,025,200
A2        A          8,000   New Jersey Health Care
                             Facilities Financing
                             Authority, Chilton
                             Memorial Hospital, 5.00%,
                             7/1/13                         7,292,240
                                                        -------------
                                                        $  35,086,533
                                                        -------------
                             HOUSING - 3.2%
NR        AAA      $ 3,700   New Jersey Housing and
                             Mortgage Finance Agency,
                             Presidential Plaza, (FHA),
                             7.00%, 5/1/30              $   3,955,522
NR        AAA        2,000   New Jersey Housing and
                             Mortgage Finance Agency,
                             Presidential Plaza, (FHA),
                             6.95%, 5/1/13                  2,151,340
NR        AA+        1,000   New Jersey Housing and
                             Mortgage Finance Agency,
                             Section 8, 7.10%, 11/1/12      1,059,860
NR        AA+        1,975   New Jersey Housing and
                             Mortgage Finance Agency,
                             Section 8, 7.10%, 11/1/11      2,093,224
NR        A+         1,250   New Jersey Housing and
                             Mortgage Finance Agency,
                             Rental Housing, (AMT),
                             7.25%, 11/1/22                 1,311,712

     RATINGS
   (UNAUDITED)
------------------ PRINCIPAL
                    AMOUNT
         STANDARD    (000
MOODY'S  & POOR'S  OMITTED)           SECURITY              VALUE
------------------------------------------------------------------------
NR        A+         1,000   New Jersey Housing and
                             Mortgage Finance Agency,
                             Rental Housing, (AMT),
                             7.10%, 5/1/22                  1,050,600
Aaa       AAA          190   Puerto Rico Housing
                             Finance Corporation
                             Mortgage Revenue, (GNMA),
                             6.85%, 10/15/23                  199,304
                                                        -------------
                                                        $  11,821,562
                                                        -------------

                             INDUSTRIAL DEVELOPMENT/ POLLUTION
                             CONTROL - 9.7%
NR        NR       $ 2,000   Middlesex County Pollution
                             Control Financing
                             Authority, Amerada Hess
                             Corporation, 7.875%,
                             6/1/22                     $   2,268,780
NR        NR         4,000   Middlesex County Pollution
                             Control Financing
                             Authority, Amerada Hess
                             Corporation, 6.875%,
                             12/1/22                        4,224,200
Aa1       NR         3,000   New Jersey Economic
                             Development Authority,
                             Garden State Paper
                             Company, (AMT), 7.125%,
                             4/1/22                         3,221,010
NR        NR         2,000   New Jersey Economic
                             Development Authority, The
                             Seeing Eye, Inc., 7.30%,
                             4/1/11                         2,109,200
NR        NR         1,500   New Jersey Economic
                             Development Authority,
                             Holt Hauling, (AMT),
                             9.75%, 12/15/16                1,589,190
NR        NR         5,640   New Jersey Economic
                             Development Authority,
                             Holt Hauling, (AMT),
                             8.95%, 12/15/19                6,037,394
NR        NR         1,160   New Jersey Economic
                             Development Authority,
                             National Association of
                             Accountants, Inc., 7.65%,
                             7/1/09                         1,230,424
NR        AA-        3,300   New Jersey Economic
                             Development Authority, Oak
                             Grove Associates, 6.125%,
                             12/1/06                        3,442,560
Baa1      BBB+       2,135   New Jersey Economic
                             Development Authority,
                             GATX Terminals
                             Corporation, 7.30%, 9/1/19     2,360,477
Baa3      BB+        8,750   Puerto Rico Port
                             Authority, American
                             Airlines, (AMT), 6.30%,
                             6/1/23                         8,937,075
                                                        -------------
                                                        $  35,420,310
                                                        -------------

--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

     RATINGS
   (UNAUDITED)
------------------ PRINCIPAL
                    AMOUNT
         STANDARD    (000
MOODY'S  & POOR'S  OMITTED)           SECURITY              VALUE
------------------------------------------------------------------------
                             INSURED HOSPITALS - 1.0%
Aaa       AAA      $ 2,000   New Jersey Health Care
                             Facilities Financing
                             Authority, Hackensack
                             Medical Center, (FGIC),
                             6.25%, 7/1/21              $   2,059,960
Aaa       AAA        1,570   New Jersey Health Care
                             Facilities Financing
                             Authority, Cathedral
                             Health Services, (MBIA),
                             7.25%, 2/15/21                 1,733,453
                                                        -------------
                                                        $   3,793,413
                                                        -------------
                             INSURED HOUSING - 1.2%
Aaa       AAA      $ 1,410   New Jersey Housing and
                             Mortgage Finance Agency,
                             (MBIA), 7.375%, 10/1/17    $   1,483,546
Aaa       AAA        1,200   New Jersey Housing and
                             Mortgage Finance Agency,
                             (AMT), (MBIA), 7.70%,
                             10/1/29                        1,258,572
Aaa       AAA        1,685   Pennsauken Township
                             Housing Finance
                             Corporation, (MBIA),
                             8.00%, 4/01/11                 1,765,627
                                                        -------------
                                                        $   4,507,745
                                                        -------------

                             INSURED LEASE REVENUE - 4.3%
Aaa       AAA      $ 3,900   County of Atlantic, New
                             Jersey Public Facilities
                             Lease Agreement, (FGIC),
                             6.00%, 3/1/13              $   4,164,381
Aaa       AAA        1,750   County of Hudson, New
                             Jersey Correctional
                             Facility, (MBIA), 6.50%,
                             12/1/11                        1,884,330
Aaa       AAA        2,600   County of Hudson, New
                             Jersey Correctional
                             Facility, (MBIA), 6.60%,
                             12/1/21                        2,805,270
Aaa       AAA        2,500   County of Hudson, New
                             Jersey Improvement
                             Authority, Secondary Yield
                             Curve Notes, (FGIC),
                             Variable, 12/1/25 (1)          2,609,375
Aaa       AAA        1,800   County of Middlesex, New
                             Jersey Certificates of
                             Participation, (MBIA),
                             6.125%, 2/15/19                1,860,462
Aaa       AAA        2,125   University of Medicine and
                             Dentistry Certificates of
                             Participation, (MBIA),
                             6.75%, 12/1/09                 2,279,615
                                                        -------------
                                                        $  15,603,433
                                                        -------------
                             INSURED SOLID WASTE - 0.4%
Aaa       AAA      $ 1,500   The Mercer County
                             Improvement Authority,
                             Solid Waste Revenue,
                             (AMT), (FGIC), 6.70%,
                             4/1/13                     $   1,501,170
                                                        -------------

     RATINGS
   (UNAUDITED)
------------------ PRINCIPAL
                    AMOUNT
         STANDARD    (000
MOODY'S  & POOR'S  OMITTED)           SECURITY              VALUE
------------------------------------------------------------------------
                             INSURED TRANSPORTATION - 4.1%
Aaa       AAA      $ 3,250   Delaware River and Bay
                             Authority, (MBIA), 4.75%,
                             1/1/24                     $   2,789,703
Aaa       AAA        5,000   New Jersey Turnpike
                             Authority "RITES", (MBIA),
                             Variable, 1/1/16 (1)           6,043,750
Aaa       AAA        5,450   New Jersey Turnpike
                             Authority, (MBIA), 6.50%,
                             1/1/16                         6,088,958
                                                        -------------
                                                        $  14,922,411
                                                        -------------
                             INSURED UTILITIES - 0.8%
Aaa       AAA      $ 1,150   New Jersey Economic
                             Development Authority, New
                             Jersey American Water Co.,
                             (AMT), (FGIC), 6.875%,
                             11/1/34                    $   1,264,046
Aaa       AAA        1,850   Salem County, New Jersey,
                             Public Service Electric
                             and Gas, (MBIA), 5.55%,
                             11/1/33                        1,781,180
                                                        -------------
                                                        $   3,045,226
                                                        -------------

                             INSURED WATER & SEWER - 1.3%
Aaa       AAA      $ 2,500   Middlesex County Utilities
                             Authority, Sewer Revenue
                             (MBIA), Variable, 8/15/10
                             (1)                        $   2,745,700
Aaa       AAA        2,000   North Hudson, New Jersey
                             Sewer Authority, (FGIC),
                             5.125%, 8/1/22                 1,880,880
                                                        -------------
                                                        $   4,626,580
                                                        -------------
                             LEASE/CERTIFICATE OF
                             PARTICIPATION - 3.9%
Baa1      A-       $   720   County of Atlantic, New
                             Jersey Public Facilities
                             Lease Agreement, 8.875%,
                             1/15/14                    $     950,443
Baa1      A-           785   County of Atlantic, New
                             Jersey Public Facilities
                             Lease Agreement, 8.875%,
                             1/15/15                        1,039,442
A1        NR         1,000   Township of Bedminster,
                             New Jersey Board of
                             Education, 7.125%, 9/1/10      1,098,770
Aa        AA-        2,000   Mercer County Improvement
                             Authority, Richard J.
                             Hughes Justice Complex,
                             6.05%, 1/1/15                  1,999,980
Aa        AA-        1,500   Mercer County Improvement
                             Authority, Richard J.
                             Hughes Justice Complex,
                             6.05%, 1/1/16                  1,499,985

--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

     RATINGS
   (UNAUDITED)
------------------ PRINCIPAL
                    AMOUNT
         STANDARD    (000
MOODY'S  & POOR'S  OMITTED)           SECURITY              VALUE
------------------------------------------------------------------------
                             LEASE/CERTIFICATE OF
                             PARTICIPATION - (CONTINUED)
Aa        AA-        1,500   Mercer County Improvement
                             Authority, Richard J.
                             Hughes Justice Complex,
                             6.05%, 1/1/17                  1,499,985
Aa        AA-        1,250   New Jersey Building
                             Authority, 7.20%, 6/15/13      1,316,362
Aa        AA-        2,590   New Jersey Building
                             Authority, Garden State
                             Savings Bonds, 0%, 6/15/10     1,268,994
A1        A+         1,650   New Jersey Economic
                             Development Authority,
                             Economic Recovery Fund,
                             0%, 9/15/09                      835,973
A1        A+         5,500   New Jersey Economic
                             Development Authority,
                             Economic Recovery Fund,
                             0%, 3/15/13                    2,219,030
NR        BBB          400   Puerto Rico Industrial,
                             Tourist, Educational,
                             Medical and Environmental
                             Control Authority,
                             Guaynabo Lease, 5.625%,
                             7/1/22                           374,368
                                                        -------------
                                                        $  14,103,332
                                                        -------------
                             LIFE CARE - 2.0%
NR        NR       $   615   New Jersey Economic
                             Development Authority,
                             Cadbury Corporation,
                             7.50%, 7/1/21              $     618,610
NR        NR           300   New Jersey Economic
                             Development Authority,
                             Cadbury Corporation,
                             8.70%, 7/1/07                    322,377
NR        NR         2,300   New Jersey Economic
                             Development Authority,
                             Cadbury Corporation,
                             8.00%, 7/1/15                  2,085,400
NR        NR         4,000   New Jersey Economic
                             Development Authority,
                             Keswick Pines, 8.75%,
                             1/1/24                         4,229,120
                                                        -------------
                                                        $   7,255,507
                                                        -------------
                             MISCELLANEOUS - 2.3%
NR        NR       $ 7,600   New Jersey Sports and
                             Exposition Authority,
                             Monmouth Park, 8.00%,
                             1/1/25                     $   8,380,368
                                                        -------------

     RATINGS
   (UNAUDITED)
------------------ PRINCIPAL
                    AMOUNT
         STANDARD    (000
MOODY'S  & POOR'S  OMITTED)           SECURITY              VALUE
------------------------------------------------------------------------
                             NURSING HOMES - 1.1%
NR        NR       $ 1,400   New Jersey Economic
                             Development Authority,
                             Claremont Health System,
                             8.75%, 9/1/22              $   1,516,718
NR        NR         2,500   New Jersey Economic
                             Development Authority,
                             Victoria Health, 7.65%,
                             1/1/14                         2,608,400
                                                        -------------
                                                        $   4,125,118
                                                        -------------
                             SOLID WASTE - 4.6%
Ba        NR       $   650   Mercer County Improvement
                             Authority, Solid Waste
                             System Revenue, 6.80%,
                             4/1/05                     $     633,328
Ba        NR         5,975   Mercer County Improvement
                             Authority, Solid Waste
                             System Revenue, (AMT), 0%,
                             4/1/14                         1,710,642
Ba        NR         6,000   Mercer County Improvement
                             Authority, Solid Waste
                             System Revenue, (AMT), 0%,
                             4/1/15                         1,597,140
Ba        NR         3,000   Mercer County Improvement
                             Authority, Solid Waste
                             System Revenue, (AMT), 0%,
                             4/1/16                           742,440
NR        BB        11,930   Union County, New Jersey
                             Utilities Authority, Solid
                             Waste Revenue, (AMT),
                             7.20%, 6/15/14                12,212,860
                                                        -------------
                                                        $  16,896,410
                                                        -------------
                             SPECIAL TAX - 9.0%
Baa1      A        $12,250   Puerto Rico Highway and
                             Transportation Authority,
                             5.50%, 7/1/36              $  11,727,905
Baa1      A          7,000   Puerto Rico Highway and
                             Transportation Authority,
                             5.00%, 7/1/36                  6,169,660
Baa1      BBB+         550   Puerto Rico Infrastructure
                             Financing Authority,
                             7.90%, 7/1/07                    588,005
NR        NR        13,350   Virgin Islands Public
                             Finance Authority, 7.25%,
                             10/1/18                       14,234,838
                                                        -------------
                                                        $  32,720,408
                                                        -------------
                             TRANSPORTATION - 12.7%
NR        BBB      $ 1,700   Guam Airport Authority,
                             (AMT), 6.60%, 10/1/10      $   1,748,892
NR        BBB        1,400   Guam Airport Authority,
                             6.50%, 10/1/23                 1,434,748
NR        BBB        2,000   Guam Airport Authority,
                             (AMT), 6.70%, 10/1/23          2,062,660
A1        AA-        9,500   The Port Authority of New
                             York and New Jersey,
                             7.35%, 10/1/27 (2)            10,875,600

--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

     RATINGS
   (UNAUDITED)
------------------ PRINCIPAL
                    AMOUNT
         STANDARD    (000
MOODY'S  & POOR'S  OMITTED)           SECURITY              VALUE
------------------------------------------------------------------------
                             TRANSPORTATION - (CONTINUED)
A1        AA-        4,750   The Port Authority of New
                             York and New Jersey,
                             (AMT), 6.25%, 1/15/27          4,931,545
A1        AA-       11,500   The Port Authority of New
                             York and New Jersey,
                             6.125%, 6/1/2094              12,130,660
A1        AA-        5,000   The Port Authority of New
                             York and New Jersey,
                             5.375%, 3/1/28                 4,831,350
Baa3      BB+        5,100   The Port Authority of New
                             York and New Jersey, Delta
                             Air Lines Inc., 6.95%,
                             6/1/08                         5,440,629
Baa3      BB+        3,050   Puerto Rico Port
                             Authority, American
                             Airlines, (AMT), 6.25%,
                             6/1/26                         3,132,198
                                                        -------------
                                                        $  46,588,282
                                                        -------------
                             UTILITIES - 4.2%
NR        BBB      $   100   Guam Power Authority,
                             5.25%, 10/1/13             $      92,010
NR        BBB          750   Guam Power Authority,
                             5.25%, 10/1/23                   669,637
NR        BBB        5,000   Guam Power Authority,
                             6.75%, 10/1/24                 5,236,050
A3        BBB          625   New Jersey Economic
                             Development Authority,
                             Elizabethtown Gas Co.,
                             (AMT), 6.75%, 10/1/21            638,262
A2        A          1,455   New Jersey Economic
                             Development Authority,
                             Natural Gas Facilities,
                             7.05%, 3/1/16                  1,518,001
Baa1      BBB+       3,000   Puerto Rico Electric Power
                             Authority, 0%, 7/1/17            922,560
Baa1      BBB+       1,000   Puerto Rico Electric Power
                             Authority, 5.50%, 7/1/25         949,750
NR        NR         5,105   Virgin Islands Water and
                             Power Authority, 7.40%,
                             7/1/11                         5,427,330
                                                        -------------
                                                        $  15,453,600
                                                        -------------
                             WATER & SEWER - 2.4%
A1        AA-      $ 2,000   Gloucester County
                             Utilities Authority,
                             6.50%, 1/1/21              $   2,162,240
A3        A          4,500   New Jersey Economic
                             Development Authority,
                             Elizabethtown Water
                             Revenue, (AMT), 6.70%,
                             8/1/21                         4,760,100
Aa        AA           360   New Jersey Wastewater
                             Treatment Trust, 7.25%,
                             5/15/08                          378,770

     RATINGS
   (UNAUDITED)
------------------ PRINCIPAL
                    AMOUNT
         STANDARD    (000
MOODY'S  & POOR'S  OMITTED)           SECURITY              VALUE
------------------------------------------------------------------------
Aa        AA         1,000   New Jersey Wastewater
                             Treatment Trust, 6.875%,
                             6/15/09                        1,095,310
Aa        AA           250   New Jersey Wastewater
                             Treatment Trust, 7.00%,
                             6/15/10                          274,755
                                                        -------------
                                                        $   8,671,175
                                                        -------------
                             TOTAL TAX-EXEMPT
                             INVESTMENTS
                             (IDENTIFIED COST,
                             $342,983,503)              $ 365,102,649
                                                        =============

------------------------------------------------------------------------
           PUT OPTIONS ON FINANCIAL FUTURES CONTRACTS - 0%
------------------------------------------------------------------------



                   CONTRACTS SECURITY                      VALUE
------------------------------------------------------------------------
                       300   30 year-U.S. Treasury
                             Bond, American, expiration
                             date 2/22/97, strike price
                             $108, (identified cost,
                             $146,888)                  $      51,617
                                                        -------------
                             TOTAL INVESTMENTS
                             (IDENTIFIED COST,
                             $343,130,391)              $ 365,154,266
                                                        =============

(1) The above designated securities have been issued as inverse floater bonds.
(2) The above designated securities have been segregated to cover margin requirements on open financial futures contracts.

AMT -- Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

The portfolio primarily invests in debt securities issued by New Jersey municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at January 31, 1997, 13.1% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage by financial institution ranged from 0.3% to 9.5% of total investments.

                       See notes to financial statements

                       Pennsylvania Municipals Portfolio
                  Portfolio of Investments - January 31, 1997
                                  (Unaudited)
--------------------------------------------------------------------------------
                         TAX-EXEMPT INVESTMENTS - 100%
--------------------------------------------------------------------------------

     RATINGS
   (UNAUDITED)
------------------ PRINCIPAL
                    AMOUNT
         STANDARD    (000
MOODY'S  & POOR'S  OMITTED)           SECURITY              VALUE
------------------------------------------------------------------------
                             ASSISTED LIVING - 3.2%
NR        NR       $ 2,680   Chester, Pennsylvania IDA
                             Senior Lifechoice of
                             Paoli, 8.05%, 1/1/24       $   2,732,421
NR        NR         5,000   Chester, Pennsylvania IDA
                             (AMT) Senior Lifechoice of
                             Kimberton, 8.50%, 9/1/25       5,273,350
NR        NR         5,000   Delaware, Pennsylvania IDA
                             Senior Quarters Project,
                             5.625%, 9/1/25                 5,268,550
                                                        -------------
                                                        $  13,274,321
                                                        -------------
                             COGENERATION - 6.4%
NR        NR       $12,000   Pennsylvania EDA,
                             Northampton Generation
                             Project (AMT), 6.50%,
                             1/1/13                     $  11,837,880
NR        BBB-       9,000   Pennsylvania EDA, Colver
                             Project, (AMT), 7.125%,
                             12/1/15                        9,493,830
NR        BBB-       5,000   Pennsylvania EDA, Colver
                             Project, (AMT), 7.15%,
                             12/1/18                        5,257,300
                                                        -------------
                                                        $  26,589,010
                                                        -------------
                             EDUCATION - 3.3%
NR        BBB      $ 4,865   Erie Higher Education
                             Building Authority,
                             Mercyhurst College, 5.75%,
                             3/15/20                    $   4,423,063
Baa1      NR         1,500   Latrobe, Pennsylvania
                             Saint Vincent College,
                             6.75%, 5/1/24                  1,557,765
NR        AAA        2,000   Lehigh, Pennsylvania
                             Allentown College of St.
                             Francis, 6.75%, 12/15/12       2,162,480
NR        BBB-       1,100   Lehigh, Pennsylvania Cedar
                             Crest College, 6.70%,
                             4/1/26                         1,122,836
NR        A-         4,225   Scranton-Lackawanna,
                             Pennsylvania, University
                             of Scranton, 6.40%, 3/1/07     4,428,941
                                                        -------------
                                                        $  13,695,085
                                                        -------------
                             ESCROWED - 5.7%
Aaa       AAA      $ 5,600   Berks, Pennsylvania
                             General Obligation,
                             (FGIC), Variable, 11/15/20
                             (1)                        $   6,692,000
Aaa       NR         1,750   Chester, Pennsylvania
                             HEFA, Bryn Mar Hospitals,
                             6.75%, 7/1/14                  1,958,093
Aaa       AAA        2,000   Doylestown, Pennsylvania
                             Hospital Authority,
                             (AMBAC), 6.90%, 7/1/19         2,161,320
Aaa       AAA        1,405   Lycoming, Pennsylvania
                             General Obligation,
                             (FGIC), 6.40%, 8/15/11         1,514,351

     RATINGS
   (UNAUDITED)
------------------ PRINCIPAL
                    AMOUNT
         STANDARD    (000
MOODY'S  & POOR'S  OMITTED)           SECURITY              VALUE
------------------------------------------------------------------------
Aaa       AAA          945   Lycoming, Pennsylvania
                             General Obligation,
                             (FGIC), 6.40%, 8/15/11         1,020,165
NR        A-         1,000   PA State Education,
                             Elizabeth College, 7.25%,
                             6/15/11                        1,119,560
NR        A-         6,900   PA IDA, Economic
                             Development, 7.00%, 1/1/11     7,677,906
Aaa       AAA        5,000   Westmoreland, Pennsylvania
                             Muni Authority (FGIC), 0%,
                             8/15/20                        1,307,600
Aaa       AAA          500   York, Pennsylvania
                             Hospital Authority,
                             (AMBAC), 7.00%, 7/1/21           553,280
                                                        -------------
                                                        $  24,004,275
                                                        -------------
                             GENERAL OBLIGATIONS - 3.2%
NR        A        $ 3,000   Chester Upland,
                             Pennsylvania School
                             District, 6.375%, 9/1/21   $   3,061,770
NR        A          3,000   Dauphin, Pennsylvania
                             6.90%, 6/1/26                  3,154,950
A1        A+         2,050   Lower Providence Township,
                             Pennsylvania Sewer
                             Authority, 6.75%, 5/1/22       2,255,820
NR        A          1,950   McKeesport Area,
                             Pennsylvania School
                             District, 5.00%, 4/1/13        1,840,332
A1        AAA          465   Pennsylvania, 6.75%,
                             1/1/07                           508,640
A1        AAA          500   Pennsylvania, 6.75%,
                             1/1/08                           546,925
A1        AA-        2,000   Pennsylvania 6.375%,
                             9/15/12                        2,125,080
                                                        -------------
                                                        $  13,493,517
                                                        -------------
                             HOSPITALS - 18.4%
NR        AAA      $ 2,390   Allegheny, Pennsylvania
                             IDA, Presbyterian Medical
                             Center (FHA), 6.75%,
                             2/1/26                     $   2,491,862
Baa       BBB        2,000   Dauphin, Pennsylvania
                             Community General
                             Osteopathic Hospital,
                             7.375%, 6/1/16                 2,130,040
NR        BBB+       3,620   Delaware, Pennsylvania
                             Mercy Health, 5.75%,
                             12/15/22                       3,422,638
NR        NR         4,620   Hazelton Luzerne,
                             Pennsylvania Saint Joseph
                             Medical Center, 8.375%,
                             7/1/12                         5,488,791
A         NR         2,670   Indiana, Pennsylvania
                             Indiana Hospital, 7.125%,
                             7/1/23                         2,875,964
A         A          3,250   Lehigh, Pennsylvania
                             Muhlenberg Hospital,
                             6.60%, 7/15/22                 3,416,497
NR        BBB-       3,500   McKean, Pennsylvania
                             Bradford Hospital, 6.00%,
                             10/1/13                        3,391,535
A3        BBB+       2,550   Monroeville, Pennsylvania
                             Forbes Health System,
                             6.25%, 10/1/15                 2,589,984

--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

     RATINGS
   (UNAUDITED)
------------------ PRINCIPAL
                    AMOUNT
         STANDARD    (000
MOODY'S  & POOR'S  OMITTED)           SECURITY              VALUE
------------------------------------------------------------------------
                             HOSPITALS - (CONTINUED)
NR        BBB+       2,615   Montgomery, Pennsylvania
                             Pottstown Medical Center,
                             6.875%, 11/15/20               2,706,603
Baa2      NR         1,375   Montgomery, Pennsylvania
                             Hospital, 6.60%, 7/1/10        1,407,904
A2        A+           500   PA Hospital and Higher
                             Education, Allegheny
                             General Hospital, 7.25%,
                             9/1/17                           535,535
A         BBB+       8,500   PA Hospital and Higher
                             Education, Albert Einstein
                             Medical Center, 7.625%,
                             4/1/11                         8,981,270
Ba        BBB+       5,650   PA Hospital and Higher
                             Education. Graduate Health
                             System, 6.625%, 7/1/21         5,577,624
Ba        BBB+       7,115   PA Hospital and Higher
                             Education. Graduate Health
                             System, 7.25%, 7/1/18          7,368,792
Baa1      A-        12,515   PA Hospital and Higher
                             Education, Temple
                             University Hospital,
                             6.625%, 11/15/23              12,899,586
Baa2      NR         4,115   Somerset, Pennsylvania
                             Community Hospital
                             Project, 6.75%, 3/1/11         4,213,554
A3        NR         7,000   Washington, Pennsylvania
                             Monongahela Valley
                             Hospital 6.75%, 12/1/08        7,415,450
                                                        -------------
                                                        $  76,913,629
                                                        -------------
                             HOUSING - 6.9%
Aaa       NR       $ 2,100   Allegheny, Pennsylvania
                             SFMR, (GNMA), 7.15%,
                             6/1/17                     $   2,166,717
NR        AAA        2,900   Allegheny, Pennsylvania
                             SFMR, Ladies Grand Army
                             Project, (FHA), 6.35%,
                             10/1/36                        2,940,165
NR        AAA        1,000   Bucks, Pennsylvania
                             Mortgage Revenue Bonds,
                             Warminster Heights
                             Project, (FHA), Section
                             8-A, 6.80%, 8/1/12             1,038,920
Aa        AA+        3,220   Pennsylvania HFA SFMR,
                             6.90%, 4/1/17                  3,391,046
Aa2       AA+        1,000   Pennsylvania HFA SFMR,
                             (AMT), Variable, 10/1/23
                             (1)                            1,093,750
Aa        AA+        8,350   Pennsylvania HFA SFMR,
                             (AMT), 7.50%, 10/1/25          9,001,717
Aaa       NR         3,000   Philadelphia, Pennsylvania
                             Redevelopment Authority
                             MF, 6.95%, 5/15/24             3,139,650
A1        A          3,450   Urban Redevelopment
                             Authority of Pittsburgh
                             Mortgage, (AMT), 7.10%,
                             4/1/24                         3,610,253

     RATINGS
   (UNAUDITED)
------------------ PRINCIPAL
                    AMOUNT
         STANDARD    (000
MOODY'S  & POOR'S  OMITTED)           SECURITY              VALUE
------------------------------------------------------------------------
A1        A            265   Urban Redevelopment
                             Authority of Pittsburgh
                             Mortgage, 7.45%, 4/1/10          278,687
A1        A          1,000   Urban Redevelopment
                             Authority of Pittsburgh
                             Mortgage, 7.125%, 4/1/15       1,048,770
A1        A          1,055   Urban Redevelopment
                             Authority of Pittsburgh
                             Mortgage, (AMT), 7.40%,
                             4/1/24                         1,101,009
                                                        -------------
                                                        $  28,810,684
                                                        -------------

                             INDUSTRIAL DEVELOPMENT REVENUE/
                             POLLUTION CONTROL REVENUE - 10.3%
A3        A-       $ 6,700   Butler, Pennsylvania IDA,
                             Witco Corporation Project,
                             5.85%, 12/1/23             $   6,655,378
NR        BB-        1,005   Clearfield, Pennsylvania
                             IDA, KMart Corporation,
                             6.80%, 5/15/07                 1,013,784
NR        A          4,000   Franklin, Pennsylvania
                             IDA, Corning Incorporated,
                             6.25%, 8/1/05                  4,363,320
A2        A         12,000   New Morgan, Pennsylvania
                             IDA, New Morgan Landfill,
                             (AMT), 6.50%, 4/1/19          12,460,800
Baa2      BBB-       5,000   Pennsylvania IDA,
                             Macmilliam Project, (AMT),
                             7.60%, 12/1/20                 5,580,250
Baa1      BBB        4,450   Pennsylvania IDA, Sun
                             Company Project, (AMT),
                             7.60%, 12/1/24                 4,963,396
NR        NR         6,500   Philadelphia IDA
                             Refrigerated Enterprises
                             Project, (AMT), 9.05%,
                             12/1/19                        6,892,275
NR        BB-        1,105   Shamokin, Pennsylvania
                             IDA, KMart Corporation,
                             6.70%, 7/1/07                  1,100,912
                                                        -------------
                                                        $  43,030,115
                                                        -------------
                             INSURED EDUCATION - 2.8%
Aaa       AAA      $ 2,000   Alleghany, Pennsylvania
                             Duquesne University
                             Project, (AMBAC), 5.00%,
                             3/1/21                     $   1,828,720
Aaa       AAA        5,000   Cumberland, Pennsylvania
                             Messiah College Project,
                             5.125%, 10/1/15                4,762,900
Aaa       AAA          250   PA Higher Education
                             Facilities, (AMBAC),
                             5.625%, 6/15/19                  244,998
Aaa       AAA        2,500   PA Higher Education
                             Student Loan, (AMBAC),
                             (AMT), 7.15%, 9/1/21           2,644,975

--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

     RATINGS
   (UNAUDITED)
------------------ PRINCIPAL
                    AMOUNT
         STANDARD    (000
MOODY'S  & POOR'S  OMITTED)           SECURITY              VALUE
------------------------------------------------------------------------
                             INSURED EDUCATION - (CONTINUED)
Aaa       AAA        1,500   PA Higher Education
                             Student Loan, (AMBAC),
                             (AMT), Variable, 3/1/22
                             (1)                            1,545,000
Aaa       AAA          700   PA Higher Education
                             Student Loan, (AMBAC),
                             (AMT), Variable, 9/1/26
                             (1)                              786,625
                                                        -------------
                                                        $  11,813,218
                                                        -------------

                             INSURED GENERAL OBLIGATIONS - 9.1%
Aaa       AAA      $ 2,500   Berks, Pennsylvania,
                             (FGIC), 0%, 5/15/18        $     743,225
Aaa       AAA        2,170   Elizabeth Forward,
                             Pennsylvania School
                             District, (MBIA), 0%,
                             9/1/20                           566,045
Aaa       AAA        2,170   Elizabeth Forward,
                             Pennsylvania School
                             District, (MBIA), 0%,
                             9/1/21                           534,710
Aaa       AAA        2,170   Elizabeth Forward,
                             Pennsylvania School
                             District, (MBIA), 0%,
                             9/1/22                           505,089
Aaa       AAA        2,170   Elizabeth Forward,
                             Pennsylvania School
                             District, (MBIA), 0%,
                             9/1/23                           477,118
Aaa       AAA        4,345   Elizabeth Forward,
                             Pennsylvania School
                             District, (MBIA), 0%,
                             9/1/24                           902,413
Aaa       AAA       10,000   Erie, Pennsylvania School
                             District, (MBIA), 5.75%,
                             5/1/26                         9,991,900
Aaa       AAA        2,500   Erie, Pennsylvania School
                             District, (MBIA), 0%,
                             5/1/19                           703,625
Aaa       AAA        2,625   Erie, Pennsylvania School
                             District, (MBIA), 0%,
                             5/1/20                           697,883
Aaa       AAA        2,625   Erie, Pennsylvania School
                             District, (MBIA), 0%,
                             5/1/21                           659,216
Aaa       AAA        3,625   Erie, Pennsylvania School
                             District, (MBIA), 0%,
                             5/1/22                           859,922
Aaa       AAA        7,500   Keystone Oaks,
                             Pennsylvania School
                             District, (AMBAC),
                             Variable, 9/1/16 (1)           7,593,750
Aaa       AAA        1,430   Mars Area, Pennsylvania
                             School District, (MBIA),
                             0%, 3/1/14                       548,376
Aaa       AAA        2,680   North Hills, Pennsylvania
                             School District, (FGIC),
                             0%, 11/15/20                     690,958
Aaa       AAA        5,000   Pennsylvania Inter
                             Cooperative Authority
                             (MBIA), 5.625%, 6/15/23        4,820,100
Aaa       AAA        1,900   Philadelphia, (MBIA),
                             5.00%, 5/15/15                 1,769,375
Aaa       AAA        3,200   Philadelphia, (MBIA),
                             5.00%, 5/15/20                 2,926,368

     RATINGS
   (UNAUDITED)
------------------ PRINCIPAL
                    AMOUNT
         STANDARD    (000
MOODY'S  & POOR'S  OMITTED)           SECURITY              VALUE
------------------------------------------------------------------------
Aaa       AAA          655   Rochester Area, School
                             District, (AMBAC), 0%,
                             5/1/10                           319,581
Aaa       AAA        2,795   Venango, (AMBAC), 6.30%,
                             12/1/19                        2,915,632
                                                        -------------
                                                        $  38,225,286
                                                        -------------
                             INSURED HOSPITALS - 4.4%
Aaa       AAA      $ 1,170   Allegheny, Pennsylvania
                             Children's Hospital of
                             Pittsburgh, (MBIA), 6.75%,
                             7/1/08 (2)                 $   1,241,990
Aaa       AAA        3,750   Allegheny, Pennsylvania
                             Magee-Womens Hospital,
                             (FGIC), 0%, 10/1/15            1,294,500
Aaa       AAA        1,400   Armstrong, Pennsylvania
                             Saint Francis Health Care,
                             (AMBAC), 6.25%, 6/1/13         1,469,860
Aaa       AAA        2,500   Armstrong, Pennsylvania
                             Saint Francis Health Care,
                             (AMBAC), 6.00%, 8/15/08        2,621,600
Aaa       AAA          775   Carbon, Pennsylvania
                             Gnaden Huetten Memorial
                             Hospital, (AMBAC), 7.00%,
                             11/15/14                         840,534
Aaa       AAA          750   Erie, Pennsylvania Hamot
                             Medical Center, (AMBAC),
                             7.10%, 2/15/10                   821,393
Aaa       AAA          230   Lehigh, Pennsylvania
                             Health East, Incorporated,
                             (MBIA), 7.00%, 7/1/15            253,002
Aaa       AAA        1,000   Montgomery, Pennsylvania
                             Abington Memorial,
                             (AMBAC), Variable, 6/1/11
                             (1)                            1,152,500
Aaa       AAA        5,000   Philadelphia Hospital &
                             Higher Education, PA
                             Hospital, (FGIC),
                             Variable, 2/15/12 (1)          4,581,250
Aaa       AAA        1,500   Scranton-Lackawanna,
                             Pennsylvania Mercy Health,
                             (MBIA), 6.90%, 1/1/23          1,629,195
Aaa       AAA        2,550   Washington, Pennsylvania
                             Shadyside Hospital,
                             (AMBAC), 5.75%, 12/15/14       2,573,893
                                                        -------------
                                                        $  18,479,717
                                                        -------------

                             INSURED INDUSTRIAL DEVELOPMENT - 0.3%
Aaa       AAA      $ 1,000   Delaware, Pennsylvania IDR
                             Philadelphia Water, (FGIC)
                             (AMT), 6.35%, 8/15/25      $   1,047,300
                                                        -------------

                             INSURED LEASE REVENUE - 2.2%
Aaa       AAA      $10,000   Commonwealth of
                             Pennsylvania (WP),
                             (AMBAC), 5.00%, 7/1/15     $   9,283,000
                                                        -------------

--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

     RATINGS
   (UNAUDITED)
------------------ PRINCIPAL
                    AMOUNT
         STANDARD    (000
MOODY'S  & POOR'S  OMITTED)           SECURITY              VALUE
------------------------------------------------------------------------
                             INSURED SPECIAL TAX - 0.8%
Aaa       AAA      $ 3,795   PA Intergovernmental
                             Special Tax, (MBIA),
                             5.00%, 6/15/22             $   3,391,705
                                                        -------------
                             INSURED UTILITIES - 6.0%
Aaa       AAA      $ 4,000   Beaver, Pennsylvania IDA,
                             Ohio Edison Company,
                             (FGIC), 7.00%, 6/1/21      $   4,374,920
Aaa       AAA       10,000   Beaver, Pennsylvania IDA,
                             Ohio Edison Company,
                             (FGIC), 7.05%, 10/1/20        11,178,200
Aaa       AAA        3,800   Puerto Rico Electric Power
                             Authority, (FSA),
                             Variable, 7/1/02 (1)           4,137,250
Aaa       AAA        5,050   Lehigh, Pennsylvania IDA,
                             PA Power & Light Company,
                             (MBIA), 6.15%, 8/1/29          5,225,690
                                                        -------------
                                                        $  24,916,060
                                                        -------------

                             INSURED WATER & SEWER - 4.0%
Aaa       AAA      $ 5,235   Bethlehem, Pennsylvania
                             Water Authority, (MBIA),
                             5.20%, 11/15/21            $   4,827,455
Aaa       AAA        2,500   Philadelphia, Pennsylvania
                             Water & Wastewater,
                             (FGIC), Variable, 6/15/12
                             (1)                            2,437,500
Aaa       AAA        3,000   Philadelphia, Pennsylvania
                             Water & Wastewater,
                             (MBIA), 5.00%, 6/15/17         2,736,840
Aaa       AAA        3,960   Philadelphia, Pennsylvania
                             Water & Wastewater,
                             (CGIC), 5.00%, 6/15/16         3,621,935
Aaa       AAA        3,490   Pittsburgh, Pennsylvania
                             Water & Sewer (FGIC),
                             4.75%, 9/1/16                  3,069,804
                                                        -------------
                                                        $  16,693,534
                                                        -------------
                             LIFE CARE - 1.0%
NR        NR       $ 4,050   Delaware, Pennsylvania
                             White Horse Village,
                             7.50%, 7/1/18              $   4,159,957
                                                        -------------
                             NURSING HOMES - 2.3%
NR        NR       $ 3,500   Montgomery, Pennsylvania
                             IDA Geriatric Health
                             8.375%, 7/1/23             $   3,688,370
NR        NR         1,190   Philadelphia, Pennsylvania
                             Hospital - Protestant
                             Homes, 8.625%, 7/1/21          1,241,491
NR        NR         1,460   Westmoreland, Pennsylvania
                             Highland Health, 9.25%,
                             6/1/22                         1,568,902
NR        NR         2,750   Wilkins Area, Pennsylvania
                             IDA Fairview Extended
                             Care, 10.25%, 1/1/21           3,120,975
                                                        -------------
                                                        $   9,619,738
                                                        -------------

     RATINGS
   (UNAUDITED)
------------------ PRINCIPAL
                    AMOUNT
         STANDARD    (000
MOODY'S  & POOR'S  OMITTED)           SECURITY              VALUE
------------------------------------------------------------------------
                             POOLED LOAN - 4.6%
NR        AA+      $   870   Pennsylvania
                             Infrastructure Investment
                             Authority, Pennvest,
                             6.80%, 9/1/10              $     941,566
NR        A         16,950   Pennsylvania Finance
                             Authority, Beaver County,
                             6.60%, 11/1/09                18,041,750
                                                        -------------
                                                        $  18,983,316
                                                        -------------
                             SPECIAL TAX REVENUE - 0.1%
Baa1      BBB+     $   500   Puerto Rico Special Tax
                             Revenue, 7.50%, 7/1/09     $     531,830
                                                        -------------
                             UTILITIES - 4.0%
Baa3      BB+      $   500   Beaver, Pennsylvania IDA,
                             Ohio Edison Company,
                             7.75%, 9/1/24              $     526,260
Baa1      BBB+       3,250   Delaware, Pennsylvania
                             IDA, Philadelphia Electric
                             Company, 7.375%, 4/1/21        3,468,498
Baa1      BBB+       4,070   Montgomery, Pennsylvania
                             IDA, Philadelphia Electric
                             Co, (AMT), 7.60%, 4/1/21       4,368,982
Baa1      BBB+       3,370   Puerto Rico Electric Power
                             Authority Power Revenue,
                             0%, 7/1/17                     1,036,342
NR        NR         1,500   Virgin Islands Water and
                             Power Authority, 7.40%,
                             7/1/11                         1,594,710
A2        A          5,500   Washington, Pennsylvania
                             IDA West Penn Power
                             Company, 6.05%, 4/1/14         5,591,740
                                                        -------------
                                                        $  16,586,532
                                                        -------------
                             TRANSPORTATION - 1.0%
Baa3      BB+      $ 4,000   Puerto Rico Port Authority
                             -American Airlines (AMT),
                             6.25%, 6/1/26              $   4,107,800
                                                        -------------
                             TOTAL TAX-EXEMPT
                             INVESTMENTS (IDENTIFIED
                             COST, $395,392,490)        $ 417,649,629
                                                        =============

(1) Security has been issued as an inverse floater bond.
(2) Security has been segregated to cover margin requirements on open financial futures contracts.

AMT -- Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

The Portfolio primarily invests in debt securities issued by Pennsylvania municipalities. The ability of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at January 31, 1997, 29.6% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage by financial institution ranged from 0.9% to 13.2% of total investments.

                       See notes to financial statements

                           Texas Municipals Portfolio
                  Portfolio of Investments - January 31, 1997
                                  (Unaudited)
--------------------------------------------------------------------------------
                         TAX-EXEMPT INVESTMENTS - 100%
--------------------------------------------------------------------------------

     RATINGS
   (UNAUDITED)
------------------ PRINCIPAL
                    AMOUNT
         STANDARD    (000
MOODY'S  & POOR'S  OMITTED)           SECURITY              VALUE
------------------------------------------------------------------------
                             ASSISTED LIVING - 2.4%
NR        NR        $  500   Bell County, Texas Health
                             Facilities, Elder Care,
                             9.00%, 11/1/24              $    544,765
                                                         ------------
                             EDUCATION - 3.2%
A         NR        $  700   Brazo Texas Higher
                             Education Authority, (AMT),
                             6.50%, 6/1/04               $    734,398
                                                         ------------
                             ELECTRIC UTILITIES - 2.0%
NR        BBB       $  500   Guam Power Authority,
                             5.25%, 10/1/23              $    446,425
                                                         ------------
                             ESCROWED - 5.0%
NR        NR        $  200   Bexar County, Texas, St.
                             Luke's Lutheran Hospital,
                             7.00%, 5/1/21               $    234,062
Aaa       NR         1,000   Central Texas Housing
                             Corporation Single Family,
                             0%, 9/1/16                       316,000
A2        NR           100   Ector County, Texas
                             Hospital District, 7.30%,
                             4/15/12                          114,393
Aaa       AAA           85   Harris County, Texas Toll
                             Road Unlimited Tax and
                             Subordinate Lien, (AMBAC),
                             6.625%, 8/15/17                   88,089
Aaa       AAA          200   Montgomery County, Texas
                             Hospital District, (FSA),
                             6.625%, 4/1/17                   221,486
Aaa       AAA          150   Texas National Research Lab
                             Super Collider, 6.95%,
                             12/1/12                          171,987
                                                         ------------
                                                         $  1,146,017
                                                         ------------
                             GENERAL OBLIGATIONS - 13.0%
Aaa       AAA       $1,000   Bastrop, Texas Independent
                             School District, Unlimited
                             Tax U.T.G.O., (PSF), 0%,
                             2/15/13                     $    404,090
Aaa       AAA        1,000   Temple, Texas Independent
                             School District U.T.G.O.,
                             (PSF), 5.125%, 8/15/17           941,850
NR        NR           500   Leander, Texas, Limited
                             Tax, (L.T.), G.O., 6.75%,
                             8/15/16                          524,530
Aa        AA           690   Texas Veterans' Housing
                             Assistance U.T.G.O., (AMT),
                             6.70%, 12/1/24                   716,572
Aa        AA           360   Texas Veterans' Housing
                             Assistance U.T.G.O., (AMT),
                             6.80%, 12/1/23                   375,228
                                                         ------------
                                                         $  2,962,270
                                                         ------------
                             HEALTH CARE - 4.4%
Aa        NR        $  975   Port Arthur Texas, Health
                             Facilities, (FHA), 6.50%,
                             8/1/24                      $  1,007,955
                                                         ------------

     RATINGS
   (UNAUDITED)
------------------ PRINCIPAL
                    AMOUNT
         STANDARD    (000
MOODY'S  & POOR'S  OMITTED)           SECURITY              VALUE
------------------------------------------------------------------------
                             HOSPITALS - 7.1%
NR        BBB+      $  500   Denison, Texas, Texoma
                             Medical Center, 7.10%,
                             8/15/24                     $    527,165
A         A-           100   Harris County, Texas
                             Hospital District,
                             (Memorial), 7.125%, 6/1/15       108,210
A2        NR         1,000   Tarrant County, Texas,
                             Harris Methodist Health
                             System, 6.00%, 9/1/24            989,960
                                                         ------------
                                                         $  1,625,335
                                                         ------------
                             HOUSING - 12.7%
NR        A         $  500   Texas Dept. Of Housing, NHP
                             Foundation-Asmara Project,
                             6.40%, 1/1/27               $    502,865
NR        AAA           80   Bexar County, Texas HFC
                             Single Family, (GNMA),
                             8.10%, 3/1/24                     84,955
NR        A            750   Travis County, Texas HFC
                             Multifamily, Travis Station
                             Apartments, 6.75%, 4/1/19        778,433
NR        AAA          500   Dallas Texas HFC Single
                             Family, (GNMA), 7.95%,
                             12/1/23                          531,605
NR        AAA          150   North Central Texas HFC
                             Single Family, (GNMA),
                             7.875%, 10/1/22                  158,633
Aaa       AAA           50   Puerto Rico HFC, Single
                             Family Mortgage Revenue
                             Bonds, (GNMA), 6.85%,
                             10/15/23                          52,448
NR        AAA          750   Travis County, Texas HFC,
                             (GNMA/FNMA), 7.05%, 12/1/25      798,082
                                                         ------------
                                                         $  2,907,021
                                                         ------------
                             INDUSTRIAL DEVELOPMENT REVENUE/
                             POLLUTION CONTROL REVENUE - 15.6%
NR        NR        $  250   Austin, Texas Cargoport
                             Development LLC, (Abia Dev.
                             Corp.), (AMT), 9.25%,
                             10/1/21                     $    252,112
Baa2      BBB          500   Alliance Airport Authority
                             Texas, (Federal Express),
                             (AMT), 6.375%, 4/1/21            504,715
Baa1      BBB          450   Gulf Coast, Texas Waste
                             Disposal Authority,
                             (Champion International),
                             (AMT), 7.25%, 4/1/17             477,972
A2        A+         1,000   Port Corpus Christi, Texas,
                             (Hoechst Celanese Corp.),
                             (AMT), 6.875%, 4/1/17
                             (1)(3)                         1,068,100

--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

     RATINGS
   (UNAUDITED)
------------------ PRINCIPAL
                    AMOUNT
         STANDARD    (000
MOODY'S  & POOR'S  OMITTED)           SECURITY              VALUE
------------------------------------------------------------------------
                             INDUSTRIAL DEVELOPMENT REVENUE/
                             POLLUTION CONTROL REVENUE - (CONTINUED)
Baa3      BB+          250   Puerto Rico Port Authority,
                             (American Air Lines),
                             (AMT), 6.30, 6/01/23             255,345
NR        A          1,000   Trinity River Authority
                             Texas, (PCR), (AMT), 6.20%,
                             3/1/20                         1,009,110
                                                         ------------
                                                         $  3,567,354
                                                         ------------
                             INSURED ELECTRIC UTILITIES - 18.2%
Aaa       AAA       $1,000   Austin, Texas Utility
                             System, (FGIC), 6.25%,
                             5/15/16 (2)                 $  1,051,830
Aaa       AAA          500   Lower Colorado River
                             Authority Junior Lien,
                             Texas, (FGIC), 0%, 1/1/12        216,840
Aaa       AAA        1,000   Austin Texas Combined
                             Utility, (AMBAC), 6.75%,
                             11/15/12 (2)                   1,084,130
Aaa       AAA        1,395   Texas Municipal Power
                             Agency, (MBIA), 0%, 9/1/13       546,631
Aaa       AAA        1,000   Texas Municipal Power
                             Agency, (MBIA), 0%, 9/1/17       303,960
Aaa       AAA        1,000   San Antonio, Texas Electric
                             & Gas, (MBIA), 5.375%,
                             2/1/18                           963,460
                                                         ------------
                                                         $  4,166,851
                                                         ------------
                             INSURED HOSPITAL - 6.9%
Aaa       AAA       $  500   Harris County, Texas HFC
                             Hermann Hospital, (MBIA),
                             6.375%, 10/1/24 (1)(3)      $    529,515
Aaa       AAA        1,000   Tyler County, Texas HFC
                             Mother Frances Hospital,
                             (FGIC), 6.50%, 7/1/22          1,058,610
                                                         ------------
                                                         $  1,588,125
                                                         ------------
                             LEASE/CERTIFICATES OF PARTICIPATION -
                             1.1%
NR        BBB-      $  250   Rio Grande, Texas
                             Independent School District
                             Lease, 6.75%, 7/15/10       $    259,273
                                                         ------------
                             TRANSPORTATION - 8.4%
Baa2      BB+       $  505   Alliance Airport Authority,
                             American Airlines, (AMT),
                             7.50%, 12/1/29              $    539,416
Baa3      BB           300   Dallas-Fort Worth Texas
                             Airport, Delta Airlines,
                             (AMT), 7.125%, 11/1/26           314,628

     RATINGS
   (UNAUDITED)
------------------ PRINCIPAL
                    AMOUNT
         STANDARD    (000
MOODY'S  & POOR'S  OMITTED)           SECURITY              VALUE
------------------------------------------------------------------------
Baa2      BB+          225   Dallas-Fort Worth Texas
                             Airport, American Airlines,
                             (AMT), 7.50%, 11/1/25            240,745
NR        BBB          755   Guam Airport Authority,
                             (AMT), 6.70%, 10/1/23            778,654
Aa        AA            25   Harris County, Texas Toll
                             Road, Subordinate Lien,
                             6.75%, 8/1/14                     27,065
                                                         ------------
                                                         $  1,900,508
                                                         ------------
                             TOTAL TAX-EXEMPT
                             INVESTMENTS (IDENTIFIED
                             COST, $21,799,179)          $ 22,856,297
                                                         ============

(1) Security has been segregated to cover margin requirements on open financial futures contracts.
(2) When-issued security.
(3) Security has been segregated to cover when-issued securities.

AMT -- Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

The Portfolio invests primarily in debt securities issued by Texas municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at January 31, 1997, 25.1% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage by financial institution ranged from 0.4% to 10.3% of total investments.

                       See notes to financial statements

                             Municipals Portfolios
                              Financial Statements
                      STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
                          January 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

                                                      ARIZONA         COLORADO       CONNECTICUT        MICHIGAN
                                                     PORTFOLIO        PORTFOLIO       PORTFOLIO         PORTFOLIO
                                                    ------------     -----------     ------------     -------------
ASSETS:
  Investments --
     Identified cost                                $112,442,245     $39,970,332     $174,145,416      $149,021,400
     Unrealized appreciation                           7,581,130       2,248,088        4,057,739         7,915,374
                                                    ------------     -----------     ------------      ------------
  Total investments, at value (Note 1A)             $120,023,375     $42,218,420     $178,203,155      $156,936,774
  Cash                                                   166,805         163,338          194,996         2,819,617
  Receivable for investments sold                        969,533         984,651          278,992          --
  Interest receivable                                  1,172,145         577,039        2,327,578         2,432,708
  Deferred organization expenses (Note 1D)                 1,776             535            2,874             2,744
                                                    ------------     -----------     ------------      ------------
       Total assets                                 $122,333,634     $43,943,983     $181,007,595      $162,191,843
                                                    ------------     -----------     ------------      ------------
LIABILITIES:
  Payable for when-issued securities (Note 1G)      $  1,448,925     $   --          $   --            $   --
  Payable for daily variation margin on open
     financial futures contracts (Note 1E)                81,375          31,500           96,250           147,000
  Payable to affiliate --
     Trustees' fees (Note 2)                                 750             132              963               960
  Accrued expenses                                        12,260           5,426           22,484            12,401
                                                    ------------     -----------     ------------      ------------
       Total liabilities                            $  1,543,310     $    37,058     $    119,697      $    160,361
                                                    ------------     -----------     ------------      ------------
NET ASSETS applicable to investors' interest in
  Portfolio                                         $120,790,324     $43,906,925     $180,887,898      $162,031,482
                                                    ============     ===========     ============      ============
SOURCES OF NET ASSETS:
  Net proceeds from capital contributions and
     withdrawals                                    $113,045,080     $41,601,937     $176,438,903      $154,269,310
  Unrealized appreciation of investments and
     financial futures contracts (computed on the
     basis of identified cost)                         7,745,244       2,304,988        4,448,995         7,762,172
                                                    ------------     -----------     ------------      ------------
       Total                                        $120,790,324     $43,906,925     $180,887,898      $162,031,482
                                                    ============     ===========     ============      ============

                       See notes to financial statements

                      STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
                          January 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

                                                      MINNESOTA       NEW JERSEY      PENNSYLVANIA        TEXAS
                                                      PORTFOLIO       PORTFOLIO        PORTFOLIO        PORTFOLIO
                                                     -----------     ------------     ------------     -----------
ASSETS:
  Investments --
     Identified cost                                 $65,945,242     $343,130,391     $395,392,490      $21,799,179
     Unrealized appreciation                           3,832,185       22,023,875       22,257,139        1,057,118
                                                     -----------     ------------     ------------      -----------
  Total investments, at value (Note 1A)              $69,777,427     $365,154,266     $417,649,629      $22,856,297
  Cash                                                   482,981        2,400,635              510          506,522
  Receivable for investments sold                      1,115,452        2,153,830           30,000               --
  Interest receivable                                    817,663        4,636,949        5,851,779          405,056
  Deferred organization expenses (Note 1D)                   814            4,544            5,605              507
                                                     -----------     ------------     ------------      -----------
       Total assets                                  $72,194,337     $374,350,224     $423,537,523      $23,768,382
                                                     -----------     ------------     ------------      -----------
LIABILITIES:
  Payable for investments purchased                  $        --     $  5,310,075     $    662,550      $        --
  Payable for when-issued securities (Note 1G)                --               --               --        1,046,570
  Payable for daily variation margin on open
     financial futures contracts (Note 1E)                48,125          210,000          378,000           18,375
  Demand note payable (Note 5)                                --               --        1,558,000               --
  Payable to affiliate --
     Trustees' fees (Note 2)                                 594            1,437            1,600               10
  Accrued expenses                                         9,773           36,242           12,225            1,212
                                                     -----------     ------------     ------------      -----------
       Total liabilities                             $    58,492     $  5,557,754     $  2,612,375      $ 1,066,167
                                                     -----------     ------------     ------------      -----------
NET ASSETS applicable to investors' interest in
  Portfolio                                          $72,135,845     $368,792,470     $420,925,148      $22,702,215
                                                     ===========     ============     ============      ===========
SOURCES OF NET ASSETS:
  Net proceeds from capital contributions and
     withdrawals                                     $68,221,808     $346,805,155     $399,061,957      $21,570,403
  Unrealized appreciation of investments and
     financial futures contracts (computed on the
     basis of identified cost)                         3,914,037       21,987,315       21,863,191        1,131,812
                                                     -----------     ------------     ------------      -----------
       Total                                         $72,135,845     $368,792,470     $420,925,148      $22,702,215
                                                     ===========     ============     ============      ===========

                       See notes to financial statements

                            STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
             For the Six Months Ended January 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

                                                          ARIZONA        COLORADO      CONNECTICUT      MICHIGAN
                                                         PORTFOLIO      PORTFOLIO       PORTFOLIO       PORTFOLIO
                                                        -----------     ----------     -----------     -----------
INVESTMENT INCOME (NOTE 1B):
  Interest income                                       $ 3,786,546     $1,393,833     $5,577,730      $ 5,020,069
                                                        -----------     ----------     ----------      -----------
  Expenses --
     Investment adviser fee (Note 2)                    $   253,380     $   59,948     $  397,348      $   356,177
     Compensation of Trustees not members of the
       Investment Adviser's organization (Note 2)             4,320            944          5,621            5,610
     Custodian fees (Note 1I)                                30,006         15,862         50,599           40,461
     Legal and accounting services                           23,043         19,663         26,384           26,093
     Bond pricing                                             4,151          2,178          4,145            4,104
     Amortization of organization expenses (Note 1D)            903            311          1,321            1,257
     Miscellaneous                                            4,481          2,093         23,142           15,200
                                                        -----------     ----------     ----------      -----------
       Total expenses                                   $   320,284     $  100,999     $  508,560      $   448,902
  Deduct --
     Reduction of custodian fees (Note 1I)                    5,954          7,921          2,964           16,705
                                                        -----------     ----------     ----------      -----------
       Net expenses                                     $   314,330     $   93,078     $  505,596      $   432,197
                                                        -----------     ----------     ----------      -----------
            Net investment income                       $ 3,472,216     $1,300,755     $5,072,134      $ 4,587,872
                                                        -----------     ----------     ----------      -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) --
     Investment transactions (identified cost basis)    $   458,989     $  337,024     $  495,366      $   804,704
     Financial futures contracts                         (1,305,689)      (405,888)    (1,333,807)      (1,774,707)
                                                        -----------     ----------     ----------      -----------
       Net realized loss on investments                 $  (846,700)    $  (68,864)    $ (838,441)     $  (970,003)
                                                        -----------     ----------     ----------      -----------
  Change in unrealized appreciation --
     Investments                                        $ 2,088,377     $  610,322     $2,008,616      $ 1,871,345
     Financial futures contracts                            522,255        103,010        499,121          323,668
                                                        -----------     ----------     ----------      -----------
       Net unrealized appreciation of investments       $ 2,610,632     $  713,332     $2,507,737      $ 2,195,013
                                                        -----------     ----------     ----------      -----------
          Net realized and unrealized gain on
            investments                                 $ 1,763,932     $  644,468     $1,669,296      $ 1,225,010
                                                        -----------     ----------     ----------      -----------
            Net increase in net assets from operations  $ 5,236,148     $1,945,223     $6,741,430      $ 5,812,882
                                                        ===========     ==========     ==========      ===========

                       See notes to financial statements

                            STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
             For the Six Months Ended January 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

                                                        MINNESOTA      NEW JERSEY      PENNSYLVANIA       TEXAS
                                                        PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO
                                                        ----------     -----------     ------------     ---------
INVESTMENT INCOME (NOTE 1B):
  Interest income                                       $2,291,538     $12,113,000     $14,112,307     $ 722,073
                                                        ----------     -----------     -----------     ---------
  Expenses --
     Investment adviser fee (Note 2)                    $  131,736     $   884,210     $ 1,027,282     $  21,965
     Compensation of Trustees not members of the
       Investment Adviser's organization (Note 2)            3,359           8,526           9,489         --
     Custodian fees (Note 1I)                               24,096          88,500          78,667         4,894
     Legal and accounting services                          18,522          35,259          36,356        14,548
     Bond pricing                                            3,777           7,250           6,242         2,678
     Amortization of organization expenses (Note 1D)           513           2,250           2,661           304
     Miscellaneous                                           7,191          24,970          49,362         1,278
                                                        ----------     -----------     -----------     ---------
       Total expenses                                   $  189,194     $ 1,050,965     $ 1,210,059     $  45,667
                                                        ----------     -----------     -----------     ---------
  Deduct --
     Reduction of investment adviser fee (Note 2)       $   --         $    --         $   --          $   8,076
     Reduction of custodian fee (Note 1I)                   11,804          23,232          78,667         4,029
                                                        ----------     -----------     -----------     ---------
       Total                                            $   11,804     $    23,232     $    78,667     $  12,105
                                                        ----------     -----------     -----------     ---------
       Net expenses                                     $  177,390     $ 1,027,733     $ 1,131,392     $  33,562
                                                        ----------     -----------     -----------     ---------
            Net investment income                       $2,114,148     $11,085,267     $12,980,915     $ 688,511
                                                        ----------     -----------     -----------     ---------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) --
     Investment transactions (identified cost basis)    $  388,232     $ 1,615,201     $ 1,749,418     $  53,296
     Financial futures contracts                          (668,671)     (2,284,248)     (4,500,155)     (254,502)
                                                        ----------     -----------     -----------     ---------
       Net realized loss on investments                 $ (280,439)    $  (669,047)    $(2,750,737)    $(201,206)
                                                        ----------     -----------     -----------     ---------
  Change in unrealized appreciation --
     Investments                                        $  473,806     $ 4,221,163     $ 7,308,201     $ 411,024
     Financial futures contracts                           158,661         151,479         818,098        86,879
                                                        ----------     -----------     -----------      --------
       Net unrealized appreciation of investments       $  632,467     $ 4,372,642     $ 8,126,299     $ 497,903
                                                        ----------     -----------     -----------     ---------
          Net realized and unrealized gain on
            investments                                 $  352,028     $ 3,703,595     $ 5,375,562     $ 296,697
                                                        ----------     -----------     -----------     ---------
            Net increase in net assets from operations  $2,466,176     $14,788,862     $18,356,477     $ 985,208
                                                        ==========     ===========     ===========     =========

                       See notes to financial statements

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
             For the Six Months Ended January 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

                                                      ARIZONA         COLORADO       CONNECTICUT        MICHIGAN
                                                     PORTFOLIO        PORTFOLIO       PORTFOLIO        PORTFOLIO
                                                    ------------     -----------     ------------     ------------
INCREASE (DECREASE) IN NET ASSETS:
  From operations --
     Net investment income                          $  3,472,216     $ 1,300,755     $  5,072,134     $  4,587,872
     Net realized loss on investments                   (846,700)        (68,864)        (838,441)        (970,003)
     Change in unrealized appreciation of
       investments                                     2,610,632         713,332        2,507,737        2,195,013
                                                    ------------     -----------     ------------     ------------
       Net increase in net assets from operations   $  5,236,148     $ 1,945,223     $  6,741,430     $  5,812,882
                                                    ------------     -----------     ------------     ------------
  Capital transactions --
     Contributions                                  $  4,134,382     $ 1,804,695     $  6,884,261     $  1,978,516
     Withdrawals                                     (18,441,753)     (5,258,567)     (20,354,678)     (19,224,524)
                                                    ------------     -----------     ------------     ------------
       Decrease in net assets resulting from
          capital transactions                      $(14,307,371)    $(3,453,872)    $(13,470,417)    $(17,246,008)
                                                    ------------     -----------     ------------     ------------
          Total decrease in net assets              $ (9,071,223)    $(1,508,649)    $ (6,728,987)    $(11,433,126)
NET ASSETS:
  At beginning of period                             129,861,547      45,415,574      187,616,885      173,464,608
                                                    ------------     -----------     ------------     ------------
  At end of period                                  $120,790,324     $43,906,925     $180,887,898     $162,031,482
                                                    ============     ===========     ============     ============

--------------------------------------------------------------------------------

                                                      MINNESOTA       NEW JERSEY      PENNSYLVANIA        TEXAS
                                                      PORTFOLIO       PORTFOLIO        PORTFOLIO        PORTFOLIO
                                                     -----------     ------------     ------------     -----------
INCREASE (DECREASE) IN NET ASSETS:
  From operations --
     Net investment income                           $ 2,114,148     $ 11,085,267     $ 12,980,915     $   688,511
     Net realized loss on investments                   (280,439)        (669,047)      (2,750,737)       (201,206)
     Change in unrealized appreciation of
       investments                                       632,467        4,372,642        8,126,299         497,903
                                                     -----------     ------------     ------------     -----------
       Net increase in net assets from operations    $ 2,466,176     $ 14,788,862     $ 18,356,477     $   985,208
                                                     -----------     ------------     ------------     -----------
  Capital transactions --
     Contributions                                   $ 2,286,799     $ 12,250,982     $ 11,925,342     $   926,926
     Withdrawals                                      (8,707,203)     (44,491,715)     (57,538,532)     (3,576,755)
                                                     -----------     ------------     ------------     -----------
       Decrease in net assets resulting from capital
          transactions                               $(6,420,404)    $(32,240,733)    $(45,613,190)    $(2,649,829)
                                                     -----------     ------------     ------------     -----------
          Total decrease in net assets               $(3,954,228)    $(17,451,871)    $(27,256,713)    $(1,664,621)
NET ASSETS:
  At beginning of period                              76,090,073      386,244,341      448,181,861      24,366,836
                                                     -----------     ------------     ------------     -----------
  At end of period                                   $72,135,845     $368,792,470     $420,925,148     $22,702,215
                                                     ===========     ============     ============     ===========

                       See notes to financial statements

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                            Year Ended July 31, 1996
--------------------------------------------------------------------------------

                                                      ARIZONA         COLORADO       CONNECTICUT        MICHIGAN
                                                     PORTFOLIO        PORTFOLIO       PORTFOLIO        PORTFOLIO
                                                    ------------     -----------     ------------     ------------
INCREASE (DECREASE) IN NET ASSETS:
  From operations --
     Net investment income                          $  7,710,632     $ 2,697,672     $ 10,721,638     $ 10,187,783
     Net realized gain (loss) on investments             901,764         299,431             (814)       2,810,989
     Change in unrealized appreciation of
       investments                                     1,257,563         402,252        3,384,135          971,245
                                                    ------------     -----------     ------------     ------------
       Net increase in net assets from operations   $  9,869,959     $ 3,399,355     $ 14,104,959     $ 13,970,017
                                                    ------------     -----------     ------------     ------------
  Capital transactions --
     Contributions                                  $  9,272,110     $ 5,588,344     $ 11,976,667     $  7,755,466
     Withdrawals                                     (33,801,537)     (9,649,291)     (33,740,530)     (39,523,856)
                                                    ------------     -----------     ------------     ------------
       Decrease in net assets resulting from
          capital transactions                      $(24,529,427)     (4,060,947)    $(21,763,863)    $(31,768,390)
                                                    ------------     -----------     ------------     ------------
          Total decrease in net assets              $(14,659,468)    $  (661,592)    $ (7,658,904)    $(17,798,373)
NET ASSETS:
  At beginning of year                               144,521,015      46,077,166      195,275,789      191,262,981
                                                    ------------     -----------     ------------     ------------
  At end of year                                    $129,861,547     $45,415,574     $187,616,885     $173,464,608
                                                    ============     ===========     ============     ============

--------------------------------------------------------------------------------

                                                     MINNESOTA        NEW JERSEY      PENNSYLVANIA         TEXAS
                                                     PORTFOLIO        PORTFOLIO         PORTFOLIO        PORTFOLIO
                                                    ------------     ------------     -------------     -----------
INCREASE (DECREASE) IN NET ASSETS:
  From operations --
     Net investment income                          $  4,601,643     $ 23,488,315     $  28,316,855     $ 1,575,243
     Net realized gain (loss) on investments             410,797         (316,728)        5,992,215         342,298
     Change in unrealized appreciation of
       investments                                       697,008        3,926,712          (244,311)        178,638
                                                    ------------     ------------     -------------     -----------
       Net increase in net assets from operations   $  5,709,448     $ 27,098,299     $  34,064,759     $ 2,096,179
                                                    ------------     ------------     -------------     -----------
  Capital transactions --
     Contributions                                  $  5,070,544     $ 25,074,635     $  20,910,102     $ 1,285,449
     Withdrawals                                     (17,657,615)     (76,967,015)     (109,043,304)     (7,241,813)
                                                    ------------     ------------     -------------     -----------
       Decrease in net assets resulting from
          capital transactions                      $(12,587,071)    $(51,892,380)    $ (88,133,202)    $(5,956,364)
                                                    ------------     ------------     -------------     -----------
          Total decrease in net assets              $ (6,877,623)    $(24,794,081)    $ (54,068,443)    $(3,860,185)
NET ASSETS:
  At beginning of year                                82,967,696      411,038,422       502,250,304      28,227,021
                                                    ------------     ------------     -------------     -----------
  At end of year                                    $ 76,090,073     $386,244,341     $448,181,861      $24,366,836
                                                    ============     ============     =============     ===========

                       See notes to financial statements

                               SUPPLEMENTARY DATA
--------------------------------------------------------------------------------

                                                                                                   COLORADO PORTFOLIO
                                                                                               ---------------------------
                                                ARIZONA PORTFOLIO                                                   YEAR
                      ----------------------------------------------------------------------                       ENDED
                      SIX MONTHS ENDED        YEAR ENDED JULY 31,                              SIX MONTHS ENDED   JULY 31,
                      JANUARY 31, 1997   ------------------------------        YEAR ENDED      JANUARY 31, 1997   --------
                        (UNAUDITED)        1996       1995      1994*       SEPT. 30, 1993**     (UNAUDITED)        1996
                      ----------------   --------   --------   --------     ----------------   ----------------   --------
RATIOS (As a
 percentage of
 average daily net
 assets)++:
 Net expenses (1)            0.51%+         0.51%      0.52%      0.46%+           0.42%+             0.46%+         0.40%
 Net expenses after
   custodian fee
   reduction                 0.50%+         0.50%      --         --               --                 0.42%+         0.36%
 Net investment
   income                    5.50%+         5.53%      5.81%      5.43%+           5.46%+             5.80%+         5.75%
PORTFOLIO TURNOVER              6%            18%        22%        23%             107%                11%            53%
NET ASSETS, end of
 period (000
 omitted)                 $120,790       $129,862   $144,521   $154,068         $133,539           $ 43,907       $ 45,416


                                                 YEAR ENDED
                        1995      1994*       SEPT. 30, 1993**
                      --------   --------     ----------------
RATIOS (As a
 percentage of
 average daily net
 assets)++:
 Net expenses (1)        0.25%      0.02%+           0.06%+
 Net expenses after
   custodian fee
   reduction              --         --               --
 Net investment
   income                6.05%      5.73%+           5.60%+
PORTFOLIO TURNOVER         52%        23%              10%
NET ASSETS, end of
 period (000
 omitted)             $ 46,077   $ 44,399         $ 24,346

++The operating expenses of the Colorado Portfolio reflect a reduction of the investment adviser fee and/or an allocation of expenses to the Investment Adviser. Had such actions not been taken, the ratios would have been as follows:

RATIOS (As a percentage of average daily net
 assets):
 Expenses (1)                                                                                                        0.42%
 Expenses after custodian fee
   reduction                                                                                                         0.38%
 Net investment
   income                                                                                                            5.73%

RATIOS (As a percent
 assets):
 Expenses (1)            0.40%      0.35%+           0.35%+
 Expenses after cust
   reduction             --         --                --
 Net investment
   income                5.90%      5.40%+           5.31%+

--------------------------------------------------------------------------------

                                                                                                   MICHIGAN PORTFOLIO
                                                                                               ---------------------------
                                              CONNECTICUT PORTFOLIO                                                 YEAR
                      ----------------------------------------------------------------------                       ENDED
                      SIX MONTHS ENDED        YEAR ENDED JULY 31,                              SIX MONTHS ENDED   JULY 31,
                      JANUARY 31, 1997   ------------------------------        YEAR ENDED      JANUARY 31, 1997   --------
                        (UNAUDITED)        1996       1995      1994*       SEPT. 30, 1993**     (UNAUDITED)        1996
                      ----------------   --------   --------   --------     ----------------   ----------------   --------
RATIOS (As a
 percentage of
 average daily net
 assets):
 Net expenses (1)            0.54%+         0.52%      0.53%      0.47%+           0.46%+             0.53%+         0.54%
 Net expenses after
   custodian fee
   reduction                 0.54%+         0.50%      --         --               --                 0.51%+         0.52%
 Net investment
   income                    5.43%+         5.49%      5.77%      5.40%+           5.45%+             5.39%+         5.50%
PORTFOLIO TURNOVER              5%            23%        29%        10%              10%                10%            49%
NET ASSETS, end of
 period (000
 omitted)                 $180,888       $187,617   $195,276   $192,038         $159,848           $162,031       $173,465


                                                 YEAR ENDED
                        1995      1994*       SEPT. 30, 1993**
                      --------   --------     ----------------
RATIOS (As a
 percentage of
 average daily net
 assets):
 Net expenses (1)        0.48%      0.47%+           0.44%+
 Net expenses after
   custodian fee
   reduction             --         --               --
 Net investment
   income                5.85%      5.48%+           5.46%+
PORTFOLIO TURNOVER         54%        45%              20%
NET ASSETS, end of
 period (000
 omitted)             $191,263   $204,032         $187,665

   + Annualized.
   * For the ten months ended July 31, 1994.
  ** For the period from the start of business, February 1, 1993, to September
     30, 1993.
 (1) The expense ratios for the six months ended January 31, 1997 and the year ended July 31, 1996 have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Portfolio to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the periods ended on or before July 31, 1995 have not been adjusted to reflect this change.

                       See notes to financial statements

                               SUPPLEMENTARY DATA
--------------------------------------------------------------------------------

                                                                                                  NEW JERSEY PORTFOLIO
                                                                                               ---------------------------
                                               MINNESOTA PORTFOLIO                                                  YEAR
                      ----------------------------------------------------------------------                       ENDED
                      SIX MONTHS ENDED        YEAR ENDED JULY 31,                              SIX MONTHS ENDED   JULY 31,
                      JANUARY 31, 1997   ------------------------------        YEAR ENDED      JANUARY 31, 1997   --------
                        (UNAUDITED)        1996       1995      1994*       SEPT. 30, 1993**     (UNAUDITED)        1996
                      ----------------   --------   --------   --------     ----------------   ----------------   --------
RATIOS (As a
 percentage of
 average daily net
 assets):
 Net expenses (1)            0.50%+         0.48%      0.47%      0.45%+           0.40%+             0.55%+         0.53%
 Net expenses after
   custodian fee
   reduction                 0.47%+         0.46%      --         --               --                 0.54%+         0.52%
 Net investment
   income                    5.66%+         5.69%      5.83%      5.50%+           5.58%+             5.80%+         5.82%
PORTFOLIO TURNOVER              7%            45%        76%        20%              10%                10%            39%
NET ASSETS, end of
 period (000
 omitted)                 $ 72,136       $ 76,090   $ 82,968   $ 84,005         $ 67,019           $368,792       $386,244


                                                 YEAR ENDED
                        1995      1994*       SEPT. 30, 1993**
                      --------   --------     ----------------
RATIOS (As a
 percentage of
 average daily net
 assets):
 Net expenses (1)        0.52%      0.50%+           0.50%+
 Net expenses after
   custodian fee
   reduction             --         --               --
 Net investment
   income                5.96%      5.62%+           5.67%+
PORTFOLIO TURNOVER         54%        25%              12%
NET ASSETS, end of
 period (000
 omitted)             $411,038   $423,854         $393,677

--------------------------------------------------------------------------------

                                                                                                     TEXAS PORTFOLIO
                                                                                               ---------------------------
                                              PENNSYLVANIA PORTFOLIO                                                YEAR
                      ----------------------------------------------------------------------                       ENDED
                      SIX MONTHS ENDED        YEAR ENDED JULY 31,                              SIX MONTHS ENDED   JULY 31,
                      JANUARY 31, 1997   ------------------------------        YEAR ENDED      JANUARY 31, 1997   --------
                        (UNAUDITED)        1996       1995      1994*       SEPT. 30, 1993**     (UNAUDITED)        1996
                      ----------------   --------   --------   --------     ----------------   ----------------   --------
RATIOS (As a
 percentage of
 average daily net
 assets)++:
 Net expenses (1)            0.55%+         0.54%      0.49%      0.48%+           0.50%+             0.32%+         0.32%
 Net expenses after
   custodian fee
   reduction                 0.52%+         0.50%      --         --               --                 0.28%+         0.27%
 Net investment
   income                    5.91%+         5.90%      6.02%      5.66%+           5.71%+             5.78%+         5.81%
PORTFOLIO TURNOVER              5%            30%        44%        21%              17%                13%            39%
NET ASSETS, end of
 period (000
 omitted)                 $420,925       $448,182   $502,250   $536,786         $497,001           $ 22,702       $ 24,367


                                                 YEAR ENDED
                        1995      1994*       SEPT. 30, 1993**
                      --------   --------     ----------------
RATIOS (As a
 percentage of
 average daily net
 assets)++:
 Net expenses (1)        0.08%      0.00%+           0.03%+
 Net expenses after
   custodian fee
   reduction             --         --               --
 Net investment
   income                6.20%      5.69%+           5.82%+
PORTFOLIO TURNOVER         49%        27%               8%
NET ASSETS, end of
 period (000
 omitted)             $ 28,227   $ 27,589         $ 16,029

 ++ The operating expenses of the Texas Portfolio reflect a reduction of the investment adviser fee and/or an allocation of expenses to the Investment Adviser. Had such actions not been taken, the ratios would have been as follows:

RATIOS (As a percentage of average daily net
 assets):
 Expenses (1)                                                                                         0.38%+         0.42%
 Expenses after custodian fee
   reduction (1)                                                                                      0.35%+         0.37%
 Net investment
   income                                                                                             5.71%+         5.71%

RATIOS (As a percent
 assets):
 Expenses (1)            0.35%      0.37%+           0.42%+
 Expenses after cust
   reduction (1)         --         --               --
 Net investment
   income                5.93%      5.32%+           5.43%+

   + Annualized.
   * For the ten months ended July 31, 1994.
  ** For the period from the start of business, February 1, 1993, to September
     30, 1993.
 (1) The expense ratios for the six months ended January 31, 1997 and the year ended July 31, 1996 have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Portfolio to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the periods ended on or before July 31, 1995 have not been adjusted to reflect this change.

                       See notes to financial statements

                         Notes to Financial Statements
                                  (Unaudited)
--------------------------------------------------------------------------------

(1) SIGNIFICANT ACCOUNTING POLICIES

Arizona Municipals Portfolio (Arizona Portfolio), Colorado Municipals Portfolio (Colorado Portfolio), Connecticut Municipals Portfolio (Connecticut Portfolio), Michigan Municipals Portfolio (Michigan Portfolio), Minnesota Municipals Portfolio (Minnesota Portfolio), New Jersey Municipals Portfolio (New Jersey Portfolio), Pennsylvania Municipals Portfolio (Pennsylvania Portfolio) and Texas Municipals Portfolio (Texas Portfolio), collectively the Portfolios, are registered under the Investment Company Act of 1940 as non-diversified open-end management investment companies which were organized as trusts under the laws of the State of New York on May 1, 1992. The Declarations of Trust permit the Trustees to issue interests in the Portfolios. The following is a summary of significant accounting policies of the Portfolios. The policies are in conformity with generally accepted accounting principles.

A. INVESTMENT VALUATIONS--Municipal bonds are normally valued on the basis of valuations furnished by a pricing service. Taxable obligations, if any, for which price quotations are readily available are normally valued at the mean between the latest bid and asked prices. Futures contracts and options on futures contracts listed on commodity exchanges are valued at closing settlement prices. Over the counter options on financial futures contracts are normally valued at the mean between the latest bid and asked prices. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which approximates value. Investments for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

B. INCOME--Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount when required for federal income tax purposes.

C. INCOME TAXES--The Portfolios are treated as partnerships for federal tax purposes. No provision is made by the Portfolios for federal or state taxes on any taxable income of the Portfolios because each investor in the Portfolios is ultimately responsible for the payment of any taxes. Since some of the Portfolios' investors are regulated investment companies that invest all or substantially all of their assets in the Portfolios, the Portfolios normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for their respective investors to satisfy them. The Portfolios will allocate at least annually among their respective investors each investor's distributive share of the Portfolios' net taxable (if any) and tax-exempt investment income, net realized capital gains, and any other items of income, gain, loss, deductions or credit. Interest income received by the Portfolios on investments in municipal bonds, which is excludable from gross income under the Internal Revenue Code, will retain its status as income exempt from federal income tax when allocated to each Portfolio's investors. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item for investors.

D. DEFERRED ORGANIZATION EXPENSES--Costs incurred by a Portfolio in connection with its organization are being amortized on the straight-line basis over five years.

E. FINANCIAL FUTURES CONTRACTS--Upon the entering of a financial futures contract, a Portfolio is required to deposit ("initial margin") either in cash or securities an amount equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by a Portfolio ("margin maintenance") each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by a Portfolio. A Portfolio's investment in financial futures contracts is designed only to hedge against anticipated future changes in interest rates. Should interest rates move unexpectedly, a Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

F. OPTIONS ON FINANCIAL FUTURES CONTRACTS--Upon the purchase of a put option on a financial futures contract by a Portfolio, the premium paid is recorded as an investment, the value of which is marked-to-market daily. When a purchased option expires, a Portfolio will realize a loss in the amount of the cost of the option. When a Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. When a Portfolio exercises a put option, settlement is made in cash. The risk associated with purchasing options is limited to the premium originally paid.

G. WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS-- The Portfolios may engage in when-issued or delayed delivery transactions. The Portfolio records when-issued securities on trade date and maintains security positions such that sufficient liquid assets will be available to make payments for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin earning interest on settlement date.

H. OTHER--Investment transactions are accounted for on a trade date basis.

--------------------------------------------------------------------------------

I. EXPENSE REDUCTION--Investors Bank & Trust Company (IBT) serves as custodian of the Portfolios. Pursuant to the custodian agreements, IBT receives a fee reduced by credits which are determined based on the average daily cash balances each Portfolio maintains with IBT. All significant credit balances used to reduce each Portfolio's custodian fees are reported as a reduction of expenses in the Statement of Operations.

J. USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

K. INTERIM FINANCIAL INFORMATION--The interim financial statements relating to January 31, 1997 and for the six month period then ended have not been audited by independent certified public accountants, but in the opinion of the Fund's management, reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

--------------------------------------------------------------------------------

(2) INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS
WITH AFFILIATES

The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to each Portfolio. The fee is based upon a percentage of average daily net assets plus a percentage of gross income (i.e., income other than gains from the sale of securities). For the six months ended January 31, 1997, each Portfolio paid advisory fees as follows:

    PORTFOLIO         AMOUNT           EFFECTIVE RATE*
-----------------   ----------         ----------------
Arizona             $  253,380               0.40%
Colorado                59,948               0.27%
Connecticut            397,348               0.43%
Michigan               356,177               0.42%
Minnesota              131,736               0.35%
New Jersey             884,210               0.46%
Pennsylvania         1,027,282               0.47%
Texas                   21,965               0.18%

* Advisory fees as a percentage of average daily net assets (annualized).

To enhance the net income of the Texas Portfolio, BMR made a preliminary reduction in its fee in the amount of $8,076.

Except as to Trustees of the Portfolios who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolios out of such investment adviser fee.
Trustees of the Portfolios that are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the six months ended January 31, 1997, no significant amounts have been deferred. Certain of the officers and Trustees of the Portfolios are officers and directors/trustees of the above organizations.

--------------------------------------------------------------------------------

(3) INVESTMENTS

Purchases and sales of investments, other than U.S. Government securities, purchased options and short-term obligations, for the six months ended January 31, 1997 were as follows:

                            ARIZONA PORTFOLIO    COLORADO PORTFOLIO    CONNECTICUT PORTFOLIO    MICHIGAN PORTFOLIO
                            -----------------    ------------------    ---------------------    ------------------
Purchases                      $ 7,291,306          $  4,618,992            $ 9,544,464            $ 16,579,119
Sales                           20,601,370             7,851,288             20,802,779              34,737,394

                                MINNESOTA            NEW JERSEY            PENNSYLVANIA
                                PORTFOLIO            PORTFOLIO               PORTFOLIO           TEXAS PORTFOLIO
                            -----------------    ------------------    ---------------------    ------------------
Purchases                      $ 5,445,493          $ 38,538,412            $20,777,189            $  3,189,430
Sales                           11,091,954            62,405,381             56,762,601               5,624,820

--------------------------------------------------------------------------------

(4) FEDERAL INCOME TAX BASIS OF INVESTMENTS

The cost and unrealized appreciation/depreciation in value of the investments owned by each Portfolio at January 31, 1997, as computed on a federal income tax basis, are as follows:

                                 ARIZONA              COLORADO              CONNECTICUT              MICHIGAN
                                PORTFOLIO            PORTFOLIO               PORTFOLIO              PORTFOLIO
                            -----------------    ------------------    ---------------------    ------------------
Aggregate Cost                $ 112,442,245         $ 39,970,332           $ 174,145,416           $149,021,400
                              =============         ============           =============           ============
Gross unrealized
  appreciation                $   7,735,106         $  2,264,328           $   5,008,128           $  8,351,018
Gross unrealized
  depreciation                      153,976               16,240                 950,389                435,644
                              -------------         ------------           -------------           ------------
     Net unrealized
       appreciation           $   7,581,130         $  2,248,088           $   4,057,739           $  7,915,374
                              =============         ============           =============           ============

                                MINNESOTA            NEW JERSEY            PENNSYLVANIA               TEXAS
                                PORTFOLIO            PORTFOLIO               PORTFOLIO              PORTFOLIO
                            -----------------    ------------------    ---------------------    ------------------
Aggregate Cost                $  65,945,242         $343,130,391           $ 395,392,490           $ 21,799,179
                              =============         ============           =============           ============
Gross unrealized
  appreciation                $   3,917,406         $ 22,130,801           $  23,519,410           $  1,081,886
Gross unrealized
  depreciation                       85,221              106,926               1,262,271                 24,768
                              -------------         ------------           -------------           ------------
     Net unrealized
       appreciation           $   3,832,185         $ 22,023,875           $  22,257,139           $  1,057,118
                              =============         ============           =============           ============

--------------------------------------------------------------------------------

(5) LINE OF CREDIT

The Portfolios participate with other portfolios and funds managed by BMR and EVM and its affiliates in a committed $120 million unsecured line of credit agreement with a group of banks. The Portfolios may temporarily borrow from the line of credit to satisfy redemption requests or settle investment transactions. Interest is charged to each portfolio or fund based on its borrowings at an amount above the banks' adjusted certificate of deposit rate, eurodollar rate or federal funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. At January 31, 1997, the Pennsylvania Portfolio had a balance outstanding pursuant to this line of credit of $1,558,000. The Arizona Portfolio, Colorado Portfolio, Connecticut Portfolio, Michigan Portfolio, Minnesota Portfolio, New Jersey Portfolio, Pennsylvania Portfolio and Texas Portfolio did not have any significant borrowings or allocated fees during the six months ended January 31, 1997.

--------------------------------------------------------------------------------

(6) FINANCIAL INSTRUMENTS

The Portfolios regularly trade in financial instruments with off-balance sheet risk in the normal course of their investing activities to assist in managing exposure to various market risks. These financial instruments include written options and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes.

The notional or contractual amounts of these instruments represent the investment a Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.
A summary of obligations under these financial instruments at January 31, 1997, is as follows:

                                                                                 NET UNREALIZED
                 FUTURES CONTRACTS                                                APPRECIATION
  PORTFOLIO       EXPIRATION DATE             CONTRACTS             POSITION     (DEPRECIATION)
-------------    -----------------     ------------------------     --------     --------------
Arizona                 3/97             93 U.S. Treasury Bonds       Short        $  164,114
Colorado                3/97             36 U.S. Treasury Bonds       Short            56,900
Connecticut             3/97            110 U.S. Treasury Bonds       Short           391,256
Michigan                3/97            168 U.S. Treasury Bonds       Short           153,202
Minnesota               3/97             55 U.S. Treasury Bonds       Short            81,852
New Jersey              3/97            240 U.S. Treasury Bonds       Short           (36,560)
Pennsylvania            3/97            432 U.S. Treasury Bonds       Short          (393,947)
Texas                   3/97             21 U.S. Treasury Bonds       Short            74,694

At January 31, 1997, the Portfolios had sufficient cash and/or securities to cover margin requirements on open financial futures contracts.

Investment Management
--------------------------------------------------------------------------------
FUNDS             OFFICERS                     INDEPENDENT TRUSTEES
                  THOMAS J. FETTER             DONALD R. DWIGHT
                  President                    President, Dwight Partners, Inc.
                                               Chairman, Newspaper of New
                  JAMES B. HAWKES              England, Inc.
                  Vice President, Trustee
                                               SAMUEL L. HAYES, III
                  ROBERT B. MACINTOSH          Jacob H. Schiff Professor of
                  Vice President               Investment Banking, Harvard
                                               University Graduate School of
                  JAMES L. O'CONNOR            Business Administration
                  Treasurer
                                               NORTON H. REAMER
                  THOMAS OTIS                  President and Director,
                  Secretary                    United Asset Management
                                               Corporation

                                               JOHN L. THORNDIKE
                                               Director,
                                               Fiduciary Company Incorporated

                                               JACK L. TREYNOR
                                               Investment Adviser
                                               and Consultant

--------------------------------------------------------------------------------
PORTFOLIOS        OFFICERS                     INDEPENDENT TRUSTEES
                  THOMAS J. FETTER             DONALD R. DWIGHT
                  President                    President, Dwight Partners, In
                                               Chairman, Newspaper of New
                  JAMES B. HAWKES              England, Inc.
                  Vice President, Trustee
                                               SAMUEL L. HAYES, III
                  ROBERT B. MACINTOSH          Jacob H. Schiff Professor of
                  Vice President of            Investment Banking, Harvard
                  Arizona, Colorado,           University
                  Connecticut, Michigan,       Graduate School of
                  Minnesota, New Jersey,       Business Administration
                  Pennsylvania and Texas
                  Municipals                   NORTON H. REAMER
                  Portfolios and Portfolio     President and Director,
                  Manager of Minnesota and     United Asset Management
                  New Jersey Municipals        Corporation
                  Portfolios
                                               JOHN L. THORNDIKE
                  CYNTHIA J. CLEMSON           Director,
                  Vice President and           Fiduciary Company Incorporated
                  Portfolio Manager of
                  Arizona and Colorado         JACK L. TREYNOR
                  Municipals Portfolios        Investment Adviser
                                               and Consultant
                  NICOLE ANDERES
                  Vice President and
                  Portfolio Manager of
                  Connecticut and Texas
                  Municipals Portfolios

                  TIMOTHY T. BROWSE
                  Vice President and
                  Portfolio Manager of
                  Michigan and Pennsylvania
                  Municipals Portfolio

                  JAMES L. O'CONNOR
                  Treasurer

                  THOMAS OTIS
                  Secretary

--------------------------------------------------------------------------------
INVESTMENT ADVISER OF THE PORTFOLIOS
Boston Management and Research
24 Federal Street
Boston, MA 02110

ADMINISTRATOR OF THE FUNDS
Eaton Vance Management
24 Federal Street
Boston, MA 02110

PRINCIPAL UNDERWRITER
Eaton Vance Distributors, Inc.
24 Federal Street
Boston, MA 02110
(617) 482-8260

CUSTODIAN
Investors Bank & Trust Company
89 South Street
P.O. Box 1537
Boston, MA 02205-1537

TRANSFER AGENT
First Data Investor Services Group
Attn: Eaton Vance Funds
P.O. Box 5123
Westborough, MA 01581-5123









   This report must be preceded or accompanied by a current prospectus which contains more complete information on the Funds, including its distribution plan, sales charges and expenses. Please read the prospectus carefully before you invest or send money.

                                  EATON VANCE
                                MUNICIPALS TRUST
                               24 FEDERAL STREET
                                BOSTON, MA 02110